                                                                    Exhibit 99.1



                               PROPOSED SETTLEMENT

                                       OF

                           DOCKET NO. E-01345A-03-0437

                             ARIZONA PUBLIC SERVICE
                                     COMPANY

                                REQUEST FOR RATE
                                   ADJUSTMENT

                               TABLE OF CONTENTS

RECITALS......................................................................    1

TERMS AND CONDITIONS..........................................................    2

   I.     Revenue Requirement.................................................    2

   II.    PWEC Asset Treatment................................................    2

   III.   Cost of Capital.....................................................    4

   IV.    Power Supply Adjustor...............................................    4

   V.     Depreciation........................................................    7

   VI.    $234 Million Write-Off..............................................    8

   VII.   Demand Side Management ("DSM")......................................    8

   VIII.  Environmental Portfolio Standard and Other Renewables Programs......   12

   IX.    Competitive Procurement of Power....................................   16

   X.     Regulatory Issues...................................................   18

   XI.    Competition Rules Compliance Charge ("CRCC")........................   18

   XII.   Low Income Programs.................................................   19

   XIII.  Returning Customer Direct Access Charge.............................   19

   XIV.   Service Schedule Changes............................................   20

   XV.    Nuclear Decommissioning.............................................   21

   XVI.   Transmission Cost Adjustor..........................................   21

   XVII.  Distributed Generation..............................................   21

   XVIII. Bark Beetle Remediation.............................................   21

   XIX.   Rate Design.........................................................   22

   XX.    Litigation and Other Issues.........................................   24

   XXI.   Commission Evaluation of Proposed Settlement........................   24

   XXII.  Miscellaneous Provisions............................................   25

                               PROPOSED SETTLEMENT
                                       OF
                           DOCKET NO. E-01345A-03-0437
                         ARIZONA PUBLIC SERVICE COMPANY
                           REQUEST FOR RATE ADJUSTMENT

      The purpose of this agreement ("Agreement") is to settle disputed issues related to Docket No. E-01345A-03-0437, Arizona Public Service Company's application to increase rates. This Agreement is entered into by the following entities:

Arizona Public Service Company ("APS")            Arizona Utility Investors Association
Arizona Competitive Power Alliance                Southwestern Power Group II, LLC
Federal Executive Agencies                        Bowie Power Station
Constellation NewEnergy, Inc.                     Arizona Community Action Association
Strategic Energy, L.L.C.                          IBEW, AFL-CIO, CLC, Local Unions 387,
Southwest Energy Efficiency Project                      640, and 769
Western Resource Advocates                        Kroger Co.
Mesquite Power, L.L.C.                            Dome Valley Energy Partners, L.L.C.
PPL Sundance Energy, L.L.C.                       Arizona Solar Energy Industries Association
PPL Southwest Generation Holdings, L.L.C.         Residential Utility Consumer Office
Arizonans for Electric Choice and Competition     Town of Wickenburg
Phelps Dodge Mining Company                       Staff, Arizona Corporation Commission

         These entities shall be referred to collectively as "Parties." The following numbered paragraphs comprise the Parties' Agreement.

                                    RECITALS

         1. The purpose of this Agreement is to settle all issues presented by Docket No. E-01345A-03-0437 in a manner that will promote the public interest.

         2. The Parties agree that the negotiation process undertaken in this matter was open to all Intervenors and provided all Intervenors with an equal opportunity to participate. All Intervenors were notified of the settlement process and encouraged to participate.

         3. The Parties agree that the terms of this Agreement will serve the public interest by providing a just and reasonable resolution of the issues presented by APS' rate case, Docket No. E-01345A-03-0437. The adoption of this Agreement will further serve the public interest by allowing the Parties to avoid the expense and delay associated with litigation.

                              TERMS AND CONDITIONS

                             I. REVENUE REQUIREMENT

         4. For ratemaking purposes and for the purposes of this Agreement, the Parties agree that APS will receive a total increase of $75,500,000 over its adjusted 2002 test year revenue of $1,791,584,000. This amount is equal to an approximate 3.77 percent increase in base rates plus an approximate .44 percent increase for the Competition Rules Compliance Charge discussed in Section XI of this Agreement. This equals a total increase of approximately 4.21 percent over APS' adjusted test year revenue.

         5. For ratemaking purposes and for the purposes of this Agreement, the Parties agree that APS shall have a fair value rate base of $6,281,885,000. The revenue increase established in this Agreement will provide APS with an opportunity to earn a fair value rate of return of 5.92 percent.

                            II. PWEC ASSET TREATMENT

         6. In consideration of the provisions of this Agreement as a whole, the Parties agree that it is in the public interest for APS to acquire and to rate base the following units currently owned by Pinnacle West Energy Corporation ("PWEC"): West Phoenix CC-4, West Phoenix CC-5, Saguaro CT-3, Redhawk CC-1, and Redhawk CC-2 (collectively, the "PWEC Assets"). The generation costs related to these units will be recovered in the generation component of unbundled rates; the ancillary service costs related to these units will be recovered in the transmission component of unbundled rates.

         7. The PWEC Assets shall have an original cost rate base value of $700 million, which represents a $148,000,000 disallowance from the original cost of these assets as of December 31, 2004. This disallowance represents a reasonable estimate of the value to APS' ratepayers of the remaining term of the Track B contract between APS and PWEC.

         8. APS will forego any present or future claims of stranded costs associated with any of the PWEC Assets.

         9. The Parties recognize that APS is required to seek approval of certain aspects of the asset transfer from the Federal Energy Regulatory Commission ("FERC"). APS will use its best efforts to obtain such approval. APS shall file a request for FERC approval of the asset transfer no sooner than the date of the Commission's approval of this matter but no later than thirty days after such approval. If the Commission approves the Agreement without material change, APS shall be authorized to inform FERC that the Parties support APS' efforts to obtain FERC approval of the specific asset transfer set forth in this Agreement. If the Commission approves the Agreement with one or more material changes, APS shall not claim the support of any Party that is adversely affected by the material change(s) without first obtaining that Party's consent. No Party shall file with FERC any objection to the asset transfer, and no Party shall be obligated to intervene or to join or file any pleadings in support of FERC approval of the asset transfer.

         10. To bridge the time between the effective date of the rate increase and the actual date of the asset transfer, APS and PWEC will execute a cost-based purchased power agreement ("Bridge PPA"), which will be based on the value of the PWEC Assets established in Paragraph 7. During the term of the Bridge PPA, APS will flow fuel costs related to the PWEC Assets and off-system sales revenue related to the PWEC Assets through the power supply adjustor ("PSA") addressed in Section IV below. Any demand and non-fuel energy charges incurred under this Bridge PPA will be excluded from recovery under the PSA because they are already included in APS' base rates.

         11. The Bridge PPA shall remain in effect until FERC issues a final order approving the transfer of the PWEC assets to APS and such transfer is completed. For purposes of this paragraph, a "final order" is an order that is no longer subject to appeal.

         12. If FERC issues an order denying APS' request to acquire the PWEC Assets, the Bridge PPA will become a thirty-year PPA. Prices in this thirty-year PPA will reflect cost-of-service as determined by the Commission in APS' rate proceedings as if APS had acquired and rate-based the PWEC Assets at the value established in Paragraph 7. During the term of the thirty-year PPA, APS will flow fuel costs related to the PWEC Assets and off-system sales revenue related to the PWEC Assets through the PSA addressed in Section IV below. Unless otherwise ordered by the Commission, any demand and non-fuel energy charges incurred under this long-term PPA will be excluded from recovery under the PSA and will instead be reflected in APS' base rates. Except as specifically set forth in this Paragraph, this Agreement does not establish the regulatory or ratemaking treatment of the long-term PPA.

         13. If FERC issues an order approving APS' request to acquire the PWEC Assets at a value materially less than $700 million, or if FERC issues an order approving the transfer of fewer than all of the PWEC Assets, or if FERC issues an order that is materially inconsistent with this Agreement, APS shall promptly file an appropriate application with the Commission so that rates may be adjusted. In these circumstances, the Bridge PPA shall continue at least until the conclusion of this subsequent proceeding to consider any appropriate adjustment to APS' rates.

         14. The basis point credit established in Decision No. 65796 will continue as long as the associated debt between APS and PWEC is outstanding. Credit for amounts deferred after December 31, 2004 shall be reflected in APS' next general rate proceeding.

         15. The Parties agree that West Phoenix CC-4 and West Phoenix CC-5 shall be deemed to be "local generation" as that term is defined in the AISA protocol or any successor FERC-approved protocol. During must-run conditions, generation from the West Phoenix facility shall be available at FERC-approved cost-of-service prices to electric service providers serving direct access load in the Phoenix load pocket.

                              III. COST OF CAPITAL

         16. The Parties agree that a capital structure of 55% long-term debt and 45% common equity shall be adopted for ratemaking purposes.

         17. The Parties agree that a return on common equity of 10.25% is appropriate.

         18. The Parties agree that an embedded cost of long-term debt of 5.8% is appropriate.

                            IV. POWER SUPPLY ADJUSTOR

         19. A Power Supply Adjustor ("PSA") shall be adopted with the following characteristics.

         a.       The PSA shall include both fuel and purchased power.

         b. The adjustor rate, initially set at zero, will be reset on April 1, 2006 and thereafter on April 1st of each subsequent year. APS will submit a publicly available report that shows the calculation of the new rate on March 1, 2006 and thereafter on March 1st of each subsequent year. The adjustor rate shall become effective with the first billing cycle in April unless suspended by the Commission.

         c. There shall be an incentive mechanism where APS and its customers shall share in the costs or savings. The percentage of sharing shall be ninety (90) percent for the customers and ten (10) percent for APS with no maximum sharing amount.

         d. There shall be a bandwidth which shall limit the change in the adjustor rate to plus or minus $0.004 per kilowatt hour ("kWh") per year. Any additional recoverable or refundable amounts shall be recorded in a balancing account and shall carry over to the subsequent year or years. The carryover amount shall not be subject to further sharing as described above in Paragraph 19.c in the subsequent year or years.

         e. When the size of the balancing account reaches either plus or minus $50 million, APS will have forty-five days to file for Commission approval of a surcharge to amortize the over-recovered/under-recovered balance and to reset the balancing account to zero. If APS does not want to reset the balance to zero, it shall file a report explaining why. Commission action shall be required to establish or revise a surcharge created pursuant to this provision.

         f. Subject to paragraphs 19.c and 19.d, ratepayers shall receive the benefits of all off-system sales margins through a credit to the PSA balance.

         g. The PSA is the appropriate mechanism for recovery of the prudent direct costs of contracts used for hedging fuel and purchased power costs.

         h. The balancing account shall accrue interest based on the one-year nominal Treasury constant maturities rate. This rate is contained in the Federal Reserve Statistical Release, H-15, or its successor publication.

         i. The Commission or its Staff may review the prudence of fuel and power purchases at any time.

         j. The Commission or its Staff may review any calculations associated with the PSA at any time.

         k. Any costs flowed through the adjustor shall be subject to refund if the Commission later determines that the costs were not prudently incurred.

         20. Beginning sixty days from the effective date of a Commission order approving this Agreement, APS shall provide monthly reports to Staff's Compliance Section and to the Residential Utility Consumer Office detailing all calculations related to the PSA. These monthly reports shall thereafter be due on the first day of the third month following the end of the reporting month. These reports shall be publicly available and shall contain, at a minimum, the following items:

         a.       Bank balance calculation, including all inputs and outputs.

         b.       Total power and fuel costs.

         c.       Customer sales in both kWh and dollars by customer class.

         d.       The number of customers by customer class.

         e. A detailed listing of all items excluded from the PSA calculations.

         f.       A detailed listing of any adjustments to adjustor reports.

         g.       Total off-system sales margins.

         h.       System losses in MW and MWh.

         i.       Monthly maximum retail demand in MW.

         j. Identification of a contact person and phone number from APS for questions.

         21. Beginning sixty days from the effective date of a Commission order approving this Agreement, APS shall provide additional reports to Staff each month including information as set forth in paragraphs 22, 23, and 24 about APS' generating units, power purchases, and fuel purchases. These monthly reports shall thereafter be due on the first day of the third month following the end of the reporting month. These additional reports may be provided confidentially.

         22. The information for each generating unit shall include, at a minimum, the following items:

         a. The net generation, in MWh per month, and twelve months cumulatively.

         b.       The average heat rate, both monthly and twelve-month average.

         c. The equivalent forced-outage rate, both monthly and twelve-month average.

         d. The outage information for each month, including, but not limited to event type, start date and time, end date and time, description.

         e.       Total fuel costs per month.

         f.       The fuel cost per kWh per month.

         23. At a minimum, the information on power purchases shall consist of the following items per seller:

         a.       The quantity purchased in MWh.

         b. The demand purchased in MW to the extent specified in contract.

         c.       The total cost for demand to the extent specified in contract.

         d.       The total cost for energy.

                  Information on economy interchange purchases may be aggregated. These reports shall also include an itemization of off-system sales margins.

         24. At a minimum, the information on fuel purchases shall consist of the following information:

         a. Natural gas interstate pipeline costs, itemized by pipeline and by individual cost components, such as reservation charge and incremental cost.

         b. Natural gas commodity costs, categorized by short term purchases (one month or less) and longer term purchases, including price per therm, total cost, supply basin, and volume, by contract.

         25. Within sixty days after Commission approval of this Agreement, APS shall provide the information specified in paragraphs 20-24 relating to the base cost of fuel and purchased power adopted for the test year settlement revenue requirement.

         26. An APS Officer shall certify under oath that all information provided in the reports required under Paragraphs 20 through 25 is true and accurate to the best of his or her information and belief.

         27. Direct access customers and customers served under Rates E-36, SP-1, Solar-1, and Solar-2 shall be excluded from paying charges under the PSA.

         28. The minimum life of the PSA shall be five years measured from the date that rates resulting from this proceeding go into effect. No later than four years from the date of the PSA's implementation, APS shall file a report that addresses the PSA's operation, its merits, and its shortcomings and that provides recommendations, with supporting testimony, as to whether the PSA should remain in effect. The Commission shall consider whether to continue the PSA after APS has filed its PSA report or during APS' next rate case, whichever comes first. If the PSA is reviewed during an APS rate case that concludes before the expiration of the five-year period, or if the Commission's review of APS' PSA report concludes before the expiration of the five-year period, any recommendations to abolish the PSA shall not take effect until the five-year period has expired.

         29. If the Commission decides to retain the PSA after the review described in paragraph 28, the Commission may nonetheless, in conformance with applicable procedural requirements, abolish the PSA at any time after the five-year period has expired and need not conduct a rate case to do so.

         30. If the Commission abolishes the PSA, the Commission shall make appropriate provision for any under-recovery or over-recovery that exists at the time of termination. The Commission may also adjust APS' base rates as appropriate to ensure that they reflect the costs for fuel and purchased power.

         31. The Parties agree to a base cost of fuel and purchased power of $0.020743 per kWh. This amount shall be reflected in APS' base rates.

         32. As part of the tariff compliance filing set forth in Paragraph 135, APS shall file a plan of administration that describes how the PSA shall operate.

                                 V. DEPRECIATION

         33. APS has agreed to adopt Staff's proposed service lives as set forth in Staff's direct testimony, including the service lives proposed by Staff for the PWEC Assets. The Parties further agree that APS shall be allowed a jurisdictional net salvage allowance as reflected in APS' direct testimony.

         34. The attached Appendix A sets forth the remaining service lives, net salvage allowance, annual depreciation rates, and reserve allocation for each category of APS depreciable property agreed to by the Parties for purposes of this proceeding and authorized by the Commission's approval of this Agreement.

         35. APS will separately record and account for net salvage such that it can be identified both as a component to annual depreciation expense and in accumulated reserves for depreciation.

         36. Amortization rates currently in effect, which are shown in Appendix A, are to remain in effect.

         37. For the purposes of this proceeding, the Parties agree that SFAS 143 shall not be adopted for ratemaking purposes.

                           VI. $234 MILLION WRITE-OFF

         38. APS shall not recover the $234 million write-off attributable to Decision No. 61973, the Commission order that approved the 1999 APS Settlement Agreement.

         39. APS shall not seek to recover the above $234 million write-off in any subsequent proceeding.

                       VII. DEMAND SIDE MANAGEMENT ("DSM")

         40. Included in APS' total test year settlement base rate revenue requirement is an annual $10 million base rate DSM allowance for the costs of approved "eligible DSM-related items," as defined in this paragraph. In addition to expending the annual $10 million base rate allowance, APS will be obligated to spend on average at least another $6 million annually on approved eligible DSM-related items, such additional amounts to be recovered by means of a DSM adjustment mechanism as described in paragraph 43 herein. Accordingly, APS will be obligated under this Settlement Agreement to spend at least $48 million ($30 million in base rates and at least another $18 million during calendar years 2005 - 2007, with the latter amount to be recovered by the aforementioned DSM adjustment mechanism) on approved eligible DSM-related items, all as provided in this Section VII. For purposes of this Agreement, "eligible DSM-related items" shall include and be limited to "energy-efficiency DSM programs", as also defined in this paragraph; a "performance incentive" in accordance with paragraph 45; and "low income bill assistance" as specified in paragraph 42. For purposes of this Agreement, "energy-efficiency DSM" shall be defined as the planning, implementation and evaluation of programs that reduce the use of electricity by means of energy-efficiency products, services, or practices.

         41. All DSM programs must be pre-approved before APS may include their costs in any determination of total DSM costs incurred. APS may apply the costs of programs already approved by Staff or the Commission prior to the effective date of Commission approval of this Agreement to the annual $10 million base rate DSM allowance and to the additional spending on eligible DSM-related items provided for in paragraphs 40 and 44. After the Commission issues an order approving the terms of this Agreement, APS shall submit proposed DSM programs to the Commission for approval.

         42. The annual $10 million base rate DSM allowance referenced above shall include at least $1 million annually for the low income weatherization program. Up to $250,000 of the $1 million provided for the low income weatherization program may be applied to low income bill assistance during any calendar year. If APS does not expend the entire $250,000 on low income bill assistance, the balance shall be available for low income weatherization. APS shall file an application for Commission approval of the low income weatherization program, including bill assistance and administrative costs, within sixty days of the Commission's approval of this Agreement.

         43. A DSM adjustment mechanism will be established in this proceeding for any approved DSM expenditures in excess of the annual $10 million base rate DSM allowance. The adjustor rate, initially set at zero, will be reset on March 1, 2006 and thereafter on March 1st of each subsequent year. Before March 1st, beginning in 2006, APS shall file a request with supporting documentation to revise its DSM adjustor rate. The per-kWh charge for the year will be calculated by dividing the account balance by the number of kWh used by customers in the previous calendar year. General Service customers that are demand billed will pay a per kW charge instead of a per kWh charge. To calculate the per kW charge, the account balance shall first be allocated to the General Service class based upon the number of kWh consumed by that class. General Service customers that are not demand billed shall pay the DSM adjustor rate on a per kWh basis. The remainder of the account balance allocated to the General Service class shall then be divided by the kW billing determinant for the demand billed customers in that class to determine the per kW DSM adjustor charge. The DSM adjustor will be applied to both standard offer and direct access customers.

         44. As provided for in paragraph 40, and in addition to the annual $10 million base rate DSM allowance, APS will spend on average at least $6 million annually on approved eligible DSM-related items to be recovered by the DSM adjustor mechanism established in paragraph 43. APS may gradually phase-in its DSM spending, but will be obligated to expend no less than $48 million, $30 million in base rates and at least $18 million to be recovered through the DSM adjustment mechanism established under paragraph 43, all on approved and eligible DSM-related items over the initial three-year period of calendar years 2005 through 2007. Moreover, APS will be obligated to expend at least $13 million on approved and eligible DSM-related items during 2005 (subject to the Commission's timely approval of sufficient programs), with such $13 million spending obligation to be pro-rated for 2005 to the extent Commission approval of the Final Plan called for in paragraph 48 occurs after January 1, 2005. In no event will such pro-ration reduce APS' 2005 obligation below the annual $10 million base rate DSM allowance. Consistent with paragraph 43, all required and approved spending on eligible DSM-related items above the annual $10 million base rate allowance will be recovered by APS only on an "after-the-fact" basis through the DSM adjustment mechanism.

         45. APS will be permitted to earn and recover a performance incentive based on a share of the net economic benefits (benefits minus costs) from the energy-efficiency DSM programs approved in accordance with paragraph 41. Such performance incentive will be capped at 10% of the total amount of DSM spending, inclusive of the program incentive, provided for in this Agreement (e.g., $1.6 million out of the $16 million average annual spending referenced in paragraphs 40 and 44 or $4.8 million over the initial three-year period). Any such performance incentive collected by APS during a test year will be considered as a credit against APS' test year base revenue requirement. The specific performance incentive will be set forth in and approved as a part of the Final Plan referenced in paragraph 48.

         46. This Agreement does not provide for the recovery of net lost revenues. Except to the extent reflected in a test year used to establish APS rates in future rate proceedings, or unless otherwise authorized by the Commission in a separate non-rate case proceeding, APS shall not recover or seek to recover net lost revenues on a going-forward basis. In no event will APS recover or seek to recover net lost revenues incurred in periods prior to such test year or for periods prior to the Commission's authorization of net lost revenue recovery in a separate non-rate case proceeding. In addition, no recovery of net lost revenues by APS will reduce the DSM spending commitments embodied in this Agreement or be considered as an eligible DSM-related item for purposes of this Section.

         47. Attached as Appendix B is a preliminary plan ("Preliminary Plan") for eligible DSM-related items for calendar 2005, including a listing and brief description of programs, program concepts and program strategies and tactics. The Preliminary Plan also provides a preliminary allocation of the $16 million referenced in paragraph 40. The Preliminary Plan will be considered and approved by the Commission as part of this Agreement.

         48. Within 120 days of the Commission's approval of the Preliminary Plan, APS will, with input and assistance from the collaborative created pursuant to paragraph 54, file with the Commission a final 2005 DSM plan ("Final Plan") that is consistent with the approved Preliminary Plan. The Final Plan will be submitted to the Commission for its consideration and approval. As part of the Commission's review, Staff shall report its recommendation to the Commission regarding the Final Plan, including its recommendations regarding the program budgets, estimates of energy savings and load reductions, and the cost-effectiveness of such Final Plan.

         49. APS may request Commission approval for DSM program costs and performance incentives that exceed the $16 million ($48 million over three years) level referenced in paragraph 40. Such additional DSM programs may include demand-side response and additional energy efficiency programs.

         50. For residential billing purposes, APS shall combine the DSM adjustor with the EPS adjustor addressed in paragraph 63 and shall reflect such combined billing charge as an "Environmental Benefits Surcharge." For the billing of general service and other non-residential customers, APS may but is not required to provide for such combined billing of the EPS and DSM adjustment mechanisms. In any event, each such adjustor shall be separately set forth in the Company's rate schedules and shall be separately accounted for in the Company's books, records, and reports to the Commission.

         51. If, notwithstanding the provisions of paragraphs 40 and 44, APS does not expend during calendar years 2005 through 2007 at least $30 million (in total) of the base rate allowance referenced in paragraph 40 for approved and eligible DSM-related items, as that latter term is defined in paragraph 40, the unspent amount of the $30 million will be credited to the account balance for the DSM adjustor described in Paragraph 43 in 2008.

         52. Beginning in 2005, APS will file mid-year and end-year reports in Docket Control containing the following information separately for each DSM program:

         a.       A brief description of the program.

         b.       Program modifications.

         c.       Program goals, objectives, and savings targets.

         d.       Programs terminated.

         e.       The level of participation.

         f. A description of evaluation and monitoring activities and results.

         g.       kW and kWh savings.

         h. Benefits and net benefits, both in dollars, as well as performance incentive calculation.

         i.       Problems encountered and proposed solutions.

         j. Costs incurred during the reporting period disaggregated by type of cost, such as administrative costs, rebates, and monitoring costs.

         k.       Findings from all research projects.

         l.       Other significant information.

Each report will be due on the first day of the third month after the conclusion of the reporting period.

         53. Direct access customers shall be eligible to participate in APS DSM programs.

         54. APS shall implement and maintain a collaborative DSM working group to solicit and facilitate stakeholder input, advise APS on program implementation, develop future DSM programs, and review DSM program performance. The DSM working group shall review APS' draft program plans and reports before APS submits them to the Commission. APS shall, however, retain responsibility for demonstrating to the Commission the appropriateness of any program proposed by APS. Any DSM program proposed by APS may be modified by the Commission as it finds appropriate. If APS does not submit a DSM program proposal considered by the collaborative DSM working group to the Commission, any member of the working group may submit the proposal directly to the Commission for its review and approval with such modifications as the Commission finds appropriate. In such instance, the member or members submitting a proposal shall have the responsibility for demonstrating the appropriateness of that program to the Commission. At a minimum, Staff, RUCO, AECC, the Arizona State Energy Office, WRA and SWEEP will be invited to participate with APS in the above collaborative DSM working group. Commission Staff shall continue to exercise its responsibility to review and make independent recommendations to the Commission in connection with any DSM program proposal submitted by APS or any other member of the working group.

         55. APS shall conduct a study to review and evaluate the merits of allowing large customers to self-direct any DSM investments. In conducting this study, APS shall seek the input of the collaborative DSM working group provided by paragraph 54. This study shall be filed within one year of the Commission's approval of this Agreement.

         56. Any customer who can demonstrate an active DSM program and whose single site usage is twenty MW or greater may file a petition with the Commission for exemption from the DSM adjustor. The public shall have 20 days to comment on such petition. In considering any petition pursuant to this paragraph, the Commission may consider the comments received and any other information that is relevant to the customer's request.

         57. Rate designs that encourage energy efficiency, discourage wasteful and uneconomic use of energy, and reduce peak demand are integral parts of an overall DSM strategy. To that end, APS will conduct a study analyzing rate design modifications that could include, among others, consideration of mandatory TOU rates (e.g., for E-32 general service customers) and/or expanded use of inclining block rates. A plan for such study and analysis of rate design modifications shall be presented to the collaborative DSM working group described in paragraph 54 within 90 days of the Commission's approval of this Agreement. APS will submit to the Commission the final results of this study and analysis of rate design modifications as part of its next general rate application or within 15 months of approval of this Agreement, whichever occurs first. If the study and analysis indicate that one or more of the rate design modifications studied is reasonable, cost-effective and practical, APS shall develop and propose to the Commission any appropriate rate design modifications.

         58. The DSM activities provided for in this section are in addition to any DSM acquired as part of the competitive procurement process described in
Section IX.

         59. The Commission will address other issues, such as DSM goals, cost-effectiveness, and evaluation, in a generic proceeding.

         60. As part of the tariff compliance filing set forth in Paragraph 135, APS shall file a plan of administration that describes how the DSM adjustor shall operate. Commission Staff shall review and approve the plan of administration in connection with its overall compliance review following APS' compliance filings in this docket.

      VIII. ENVIRONMENTAL PORTFOLIO STANDARD AND OTHER RENEWABLES PROGRAMS

         61. Included in APS' total test year settlement revenue requirement and existing EPS surcharge revenues is $12.5 million for renewables as defined in the Commission's environmental portfolio standard ("EPS"), A.A.C. R14-2-1618 ("Rule 1618").

         62. APS shall recover $6 million of the above $12.5 million in the base rates provided for in this Agreement.

         63. APS shall also recover costs for EPS-eligible renewables through the EPS surcharge, which shall be established in this case as an adjustment mechanism to allow for specific Commission-approved changes to APS' EPS funding. The initial charge will be the same as contained in the current EPS surcharge tariff, including caps. If the Commission amends the EPS surcharge set forth in Rule 1618 or approves additional EPS funding pursuant to paragraph 64 of this Agreement, any change in EPS funding requirements resulting from such actions shall be collected from APS' customers in a manner that maintains the proportions between customer categories embodied in the current EPS surcharge. These adjustments may be made outside a rate case.

         64. Prior to spending additional funds, APS may apply to the Commission to increase its EPS funding beyond that provided in base rates and the EPS surcharge. In its application, APS shall provide the following information:

         a.       APS shall explain why it has been unable to meet the standard.

         b. APS shall account for all EPS funds that it has collected from ratepayers and shall describe how they were spent.

         c. APS shall support the prudence and cost effectiveness of all its EPS expenditures.

         d. APS shall demonstrate that it has appropriately managed its EPS funding and programs.

         e. If APS has chosen to expend EPS funding on technologies, programs, or other items that do not represent the least cost method for meeting the standard established in Rule 1618, APS shall identify each such instance and explain why it chose to employ other than the least cost alternative.

         f. APS shall set forth a plan for meeting the standard and shall support the cost effectiveness of each element of the plan. Where the plan does not employ the least cost alternative, APS shall identify each such instance and shall explain why it is reasonable to elect a more expensive alternative.

         g. APS shall provide the proposed budget that it believes would allow it to meet the standard and shall explain the cost effectiveness of every item addressed in the budget.

         h. In its application, APS shall address whether ratepayers would benefit from partial or phased implementation of the plan and associated budget provided in response to paragraphs 64.f and 64.g.

         i. APS shall identify any potential impacts on ratepayers of additional EPS funding and shall consider how any adverse impacts may be mitigated.

The Commission, in its discretion, may deny APS' application for additional EPS funding. APS may not file an application pursuant to this paragraph until one year after the termination of the rulemaking docket resulting from paragraph 68.

         65. The EPS surcharge shall be recovered from both standard offer and direct access customers. APS shall separately account for EPS revenue collected from direct access customers, and such revenue shall be available to electric service providers for funding their EPS obligations.

         66. For billing purposes, APS may combine the EPS adjustor with the DSM adjustor as addressed in paragraph 50.

         67. After the Commission issues an order approving the terms of this Agreement, renewables programs directly involving APS' retail customers will be submitted to the Commission for approval.

         68. The Commission will address issues such as modifying EPS goals or requirements in a generic proceeding. Staff will initiate a rulemaking proceeding to modify Rule 1618 within 120 days of the Commission's approval of this Agreement.

         69. APS will issue a special RFP in 2005 seeking at least 100 MW and at least 250,000 MWh per year of any of the following types of renewable energy resources for delivery beginning in 2006: solar, biomass/biogas, wind, small hydro (under 10 MW), hydrogen (other than from natural gas), or geothermal. APS will, either in this solicitation or in subsequent procurements for renewables, seek to acquire at least ten percent of its annual incremental peak capacity needs from renewable resources. The renewable resources solicited by this RFP or future solicitations issued pursuant to this paragraph shall be subject to the following conditions:

         a. Resources need not provide firm capacity, but APS will take into consideration the degree of the resource's firmness in determining the appropriate capacity value to assign to such resource.

         b. Individual resources must be capable of providing at least 20,000 MWh of renewable energy annually.

         c. Resources must be deliverable to the APS system, either directly or through displacement (tradable tags or credits alone will not suffice), and the costs of integrating a specified resource into the APS system will be considered in determining whether a proposed resource meets the pricing requirements of this paragraph.

         d.       Resources may be, but need not be, EPS-eligible.

         e. Purchased power agreements ("PPAs") offering renewable energy must be for a minimum term of five years, but may be for terms, including renewal options, of as long as thirty years.

         f. Respondents to this renewable energy RFP must offer products with either fixed prices or relatively stable prices that do not vary with either the price of natural gas or of electricity.

         g. Renewable resources must be no more costly, on a levelized cost per MWh basis, than 125% of the reasonably estimated market price of conventional resource alternatives.

         h. If APS purchases renewable resources through a PPA, the portion of the cost of those resources that is at or below market price may be recovered through the PSA similar to other PPA costs.

         i. If APS purchases through a PPA renewable resources that are not eligible for EPS recovery, the portion of the cost of those resources that is above market price may be recovered through the PSA similar to other PPA costs.

         j. If APS purchases through a PPA renewable resources that are eligible to meet EPS requirements, the portion of the cost of those resources that is above market price will be recovered from EPS funds; however, such recovery of cost premiums from EPS funds in any year shall be limited to the kWh, expanded by any applicable multipliers, necessary to meet then-existing EPS requirements for that year. If the portion of the cost that is above market price exceeds the amount that is available from the EPS funds as indicated above, or if the EPS funding is exhausted, the remainder may be recovered through the PSA.

         k. The net proceeds from the sale of any environmental credits or tags attributable to the renewable resources acquired pursuant to this paragraph shall be credited to the EPS account.

         l. Where feasible, utilization of in-state renewable resources is desirable, subject to the limitations and requirements set forth above, but if APS does not receive sufficient in-state qualified bids, APS is free to acquire qualifying out-of-state resources to meet its initial goal of at least 100 MW or its subsequent goal of acquiring at least ten percent of its incremental capacity needs from renewable resources.

         m.       Renewable resources acquired through this RFP or pursuant to
                  Section IX that otherwise qualify for EPS treatment will be considered as applying to any EPS standard.

         n. Renewable resources acquired through this RFP, through future solicitations for renewables, or pursuant to Section IX shall be subject to the Commission's customary prudence review. The fact that the cost of resources acquired pursuant to this paragraph exceeds market price shall not, in and of itself, render such purchases imprudent.

         70. At least thirty days before APS issues the final RFP for renewable resources pursuant to this section, APS will circulate a draft of the RFP to potentially interested parties. At least ten days before APS issues the final RFP, APS will conduct an informal meeting with potential bidders and other interested parties to allow an opportunity for comments and discussion regarding the RFP.

         71. If, by December 31, 2006, APS has failed to acquire at least 100 MW of renewable resources pursuant to the RFP described in paragraph 69, APS shall, no later than January 31, 2007, file a notice with the Commission describing the shortfall in renewable resources, explaining the circumstances leading to the shortfall, and recommending actions to the Commission. This notice shall be sent to all Parties of record in this case. Any interested person may request that the Commission conduct a proceeding .

         72. The provisions of this section shall not displace APS' requirements under the EPS or any modifications to the EPS.

         73. APS will allow and encourage all renewable resources (whether or not EPS-eligible), distributed generation, and DSM proposals to participate in the 2005 RFP or similar competitive solicitation discussed in Section IX.

                      IX. COMPETITIVE PROCUREMENT OF POWER

         74. APS will not pursue any self-build option having an in-service date prior to January 1, 2015, unless expressly authorized by the Commission. For purposes of this Agreement, "self-build" does not include the acquisition of a generating unit or interest in a generating unit from a non-affiliated merchant or utility generator, the acquisition of temporary generation needed for system reliability, distributed generation of less than fifty MW per location, renewable resources, or the up-rating of APS generation, which up-rating shall not include the installation of new units.

         75. As part of any APS request for Commission authorization to self-build generation prior to 2015, APS will address:

         a. The Company's specific unmet needs for additional long-term resources.

         b. The Company's efforts to secure adequate and reasonably-priced long-term resources from the competitive wholesale market to meet these needs.

         c. The reasons why APS believes those efforts have been unsuccessful, either in whole or in part.

         d. The extent to which the request to self-build generation is consistent with any applicable Company resource plans and competitive resource acquisition rules or orders resulting from the workshop/rulemaking proceeding described in paragraph 79.

         e. The anticipated life-cycle cost of the proposed self-build option in comparison with suitable alternatives available from the competitive market for a comparable period of time.

         76. Nothing in this section shall be construed as relieving APS of its existing obligation to prudently acquire generating resources, including but not limited to seeking the above authorization to self-build a generating resource or resources prior to 2015.

         77. The issuance of any RFP or the conduct of any other competitive solicitation in the future shall not, in and of itself, preclude APS from negotiating bilateral agreements with non-affiliated parties.

         78. Notwithstanding its ability to pursue bilateral agreements with non-affiliates for long-term resources, APS will issue an RFP or other competitive solicitation(s) no later than the end of 2005 seeking long-term future resources of not less than 1000 MW for 2007 and beyond.

         a. For purposes of this section, "long-term" resources means any acquisition of a generating facility or an interest in a generating facility, or any PPA having a term, including any extensions exercisable by APS on a unilateral basis, of five years or longer.

         b. Neither PWEC nor any other APS affiliate will participate in such RFP or other competitive solicitation(s) for long-term resources, and neither PWEC nor any other APS affiliate will participate in future APS competitive solicitations for long-terms resources without the appointment by the Commission or its Staff of an independent monitor.

         c. Nothing in this section shall be construed as obligating APS to accept any specific bid or combination of bids.

         d. All renewable resources, distributed generation, and DSM will be invited to compete in such RFP or other competitive solicitation and will be evaluated in a consistent manner with all other bids, including their life-cycle costs compared to alternatives of comparable duration and quality.

         79. The Commission Staff will schedule workshops on resource planning issues to focus on developing needed infrastructure and developing a flexible, timely, and fair competitive procurement process. These workshops will also consider whether and to what extent the competitive procurement should include an appropriate consideration of a diverse portfolio of short, medium, and long-term purchased power, utility-owned generation, renewables, DSM, and distributed generation. The workshops will be open to all stakeholders and to the public. If necessary, the workshops may be followed with rulemaking.

         80. APS will continue to use its Secondary Procurement Protocol except as modified by the express terms of this Agreement or unless the Commission authorizes otherwise.

                              X. REGULATORY ISSUES

         81. The Parties acknowledge that APS has the obligation to plan for and serve all customers in its certificated service area, irrespective of size, and to recognize, in its planning, the existence of any Commission direct access program and the potential for future direct access customers. This section does not bar any Party from seeking to amend APS' obligation to serve.

         82. Changes in retail access shall be addressed through the Electric Competition Advisory Group ("ECAG") or other similar process. The ECAG process or similar proceeding shall address, among other things, the resale by Affected Utilities of Revenue Cycle Services ("RCSs") to Electric Service Providers ("ESPs").

         83. The Parties further acknowledge that APS currently has the ability, subject to applicable regulatory requirements, to self-build or buy new generation assets for native load, subject to paragraph 81, and subject to the conditions in Section IX of this Agreement.

         84. The Parties acknowledge that APS may join a FERC-approved Regional Transmission Organization ("RTO") or an entity or entities performing the functions of an RTO. APS may participate in those activities or similar activities without further order or authorization from the Commission. This paragraph does not establish the ratemaking treatment for costs related to those activities.

         85. This section is not intended to create or confirm an exclusive right for APS to provide electric service within its certificated area where others may legally also provide such service, to diminish any of APS' rights to serve customers within its certificated area, or to prevent the Commission or any other governmental entity from amending the laws and regulations relative to public service corporations.

                XI. COMPETITION RULES COMPLIANCE CHARGE ("CRCC")

         86. Included in the total test year revenue requirement is approximately $8 million for the CRCC. APS may recover $47.7 million plus interest calculated in accordance with paragraph 19.h through a CRCC of $0.000338/kWh over a collection period of five years.

         87. When the above amount is recovered, the CRCC will terminate immediately. If any amount remains unrecovered/overrecovered after the end of the five year period, APS shall file an application with the Commission to adjust the CRCC to recover/refund the balance.

         88. The CRCC shall be a separate surcharge, i.e., it shall not be included in base rates. The CRCC shall be assessed against all customers except for those served on rate schedules Solar -1 or Solar-2.

         89. As part of the tariff compliance filing set forth in Paragraph 135, APS shall file a plan of administration that describes how the CRCC shall operate.

                            XII. LOW INCOME PROGRAMS

         90. APS shall increase funding for marketing its E-3 and E-4 tariffs to a total of $150,000.

         91. APS shall increase its E-3 tariff discount levels as follows in Table 1 below:

                          TABLE 1 - E-3 DISCOUNT LEVELS

USAGE LEVEL               CURRENT DISCOUNT              NEW DISCOUNT
-----------               ----------------              ------------
0-400 kWh                     30%                           40%
401-800 kWh                   20%                           26%
801-1200 kWh                  10%                           14%
Over 1200 kWh             $10.00                        $13.00

         92. APS shall increase its E-4 tariff discount levels as follows in Table 2 below:

                          TABLE 2 - E-4 DISCOUNT LEVELS

USAGE LEVEL            CURRENT DISCOUNT             NEW DISCOUNT
-----------            ----------------             ------------
0-800 kWh                  30%                          40%
801-1400 kWh               20%                          26%
1401-2000 kWh              10%                          14%
Over 2000 kWh          $20.00                       $26.00

         93. It is the Parties' intent to insulate eligible low income customers from the effects of the rate increase resulting from this Agreement. With the revisions to the E-3 and E-4 tariff discounts set forth above, eligible low income customers will receive a net reduction in rates.

                  XIII. RETURNING CUSTOMER DIRECT ACCESS CHARGE

         94. The Returning Customer Direct Access Charge ("RCDAC") shall be established, subject to the following conditions approved in Decision No. 66567:

         a. The charge shall apply only to individual customers or aggregated groups of customers of 3 MW or greater.

         b. The charge shall not apply to a customer who provides APS with one year's advance notice of intent to take Standard Offer service.

         c. The RCDAC rate schedule shall include a breakdown of the individual components of the potential charge, definitions of the components, and a general framework that describes the way in which the RCDAC would be calculated.

         95. The RCDAC shall only be established to recover from Direct Access customers the additional costs, both one-time and recurring, that these customers would otherwise impose on other Standard Offer customers if and when the former return to standard offer service from their competitive suppliers. The RCDAC shall not last longer than twelve months for any individual customer.

         96. As part of the tariff compliance filing set forth in Paragraph 135, APS shall file a plan of administration that describes how the RCDAC shall operate.

                          XIV. SERVICE SCHEDULE CHANGES

         97. The Company's proposed Schedule 1 changes shall be adopted as modified by Staff. Attached as Appendix C is Schedule 1 with the modifications provided for by this Agreement.

         98. The Company's changes to Schedule 3 proposed in its direct testimony shall be adopted but with the retention of the 1,000-foot construction allowance for individual residential customers and also with any individual residential advances of costs being refundable. Attached as Appendix D is
Schedule 3 with the modifications provided for by this Agreement.

         99. The Company's changes to Schedule 7 proposed in its direct testimony shall be adopted except that the changes reflecting current ANSI standards shall not be made at this time and the words "meter maintenance and testing program" will remain. Attached as Appendix E is Schedule 7 with the modifications provided for by this Agreement.

         100. The Company's changes to Schedule 10 proposed in its direct testimony shall be adopted except for the amendments described in Staff's direct testimony, which shall be interpreted as consistent with the current provisions of A.A.C. R14-2-1612. Attached as Appendix F is Schedule 10 with the modifications provided for by this Agreement.

         101. Schedules 4 and 15 as set forth in APS' Application shall be approved. Appendix G is Schedule 4 with the modifications provided for by this Agreement. Appendix H is Schedule 15 with the modifications provided for by this Agreement.

         102. The Commission may change the service schedules as a result of the ECAG or other similar process.

                           XV. NUCLEAR DECOMMISSIONING

         103. Decommissioning costs shall be as proposed in APS' direct testimony. Attached as Appendix I is the level of decommissioning costs authorized and included in APS' total settlement test year revenue requirement.

                         XVI. TRANSMISSION COST ADJUSTOR

         104. A transmission cost adjustor ("TCA") shall be established in order to ensure that any potential direct access customers will pay the same for transmission as standard offer customers. The TCA shall be limited to recovery (refund) of costs associated with changes in APS' open access transmission tariff ("OATT") or the tariff of an RTO or similar organization.

         105. Whenever APS files an application with FERC to change its transmission rates, it shall file a notice with the Commission of its application. APS shall at the same time also provide a copy of its application to the Director of the Utilities Division.

         106. The TCA shall not take effect until the transmission component of retail rates exceeds the test year base of $0.000476 per kWh by five percent. When this trigger amount is reached, APS may file for Commission approval of a TCA rate.

         107. As part of the tariff compliance filing set forth in Paragraph 135, APS shall file a plan of administration that describes how the TCA shall operate.

                          XVII. DISTRIBUTED GENERATION

         108. Commission Staff shall schedule workshops to consider outstanding issues affecting distributed generation. Staff shall refer to the results of prior distributed generation workshops when determining the specific issues that will benefit from further study.

         109. If necessary, the workshops may be followed with rulemaking.

                         XVIII. BARK BEETLE REMEDIATION

         110. APS is authorized to defer for later recovery the reasonable and prudent direct costs of bark beetle remediation that exceed test year levels of tree and brush control. The deferral account established for this purpose shall not accrue interest.

         111. In the Company's next general rate proceeding, the Commission will determine the reasonableness, the prudence, and the appropriate allocation between distribution and transmission of these costs. The Commission will also determine an appropriate amortization period for the approved costs.

                                XIX. RATE DESIGN

         112. The rates set forth in this Agreement are designed to permit APS to recover an additional $67.5 million in base revenues as compared to adjusted test year base revenues.

         113. APS' residential rate class will generate an additional 3.94% of base revenue compared with adjusted test year base revenue. Each bundled residential rate schedule will have the same basic structure (i.e., number and size of blocks, time-of-use time periods) as APS' existing base rates. Base rate levels shall recover the required revenue and shall permit cost-based unbundling of Distribution and Revenue Cycle Services, including Metering, Meter Reading, and Billing, to the degree practical.

         114. Schedule E-10 and Schedule EC-1 will continue to be frozen and will not be eliminated in this proceeding. APS will provide notice to customers on these schedules that these rates will be eliminated in its next rate proceeding. Such notice shall be approved by Staff and shall be provided on these customers' bills at the conclusion of this proceeding and at the time that APS files its next rate case. E-10 and EC-1 will each generate an additional 4.82% of base revenue compared with adjusted test year base revenue.

         115. Schedules E-12, ET-1, and ECT-1R will each generate an additional 3.8% of base revenue compared with adjusted test year base revenue.

         116. APS will continue on-peak and off-peak rates for winter billing periods for all residential time-of-use customers served under Schedules ET-1 and ECT-1R. Within 180 days of a final decision in this proceeding, APS will submit a study to Staff that examines ways in which APS can implement more flexibility in changing APS' on- and off-peak time periods and other time-of-use characteristics, including making on-peak periods more reflective of the times of actual system peak. Before designing its study, APS shall consult with Staff to ensure that the study will address all relevant issues. Time-of-use issues will be reexamined in APS' next rate case.

         117. APS' proposed experimental time-of-use periods for ET-1 and ECT-1R will be adopted. Annual reports evaluating the outcomes of adopting these additional time-of-use periods will be filed with Staff. The first report will be due 12 months from the date of a decision in this matter. The report shall make a recommendation regarding the continuation of the experimental time-of-use periods. Before preparing its report, APS shall consult with Staff to ensure that the report will address all relevant issues. These experimental time-of-use periods will be reexamined in APS' next rate case.

         118. The existing 11:00 AM to 9:00 PM on-peak time periods shall remain for general service customers served on time-of-use schedules. The summer rate period shall begin with the first billing cycle in May and conclude with the last billing cycle in October. As part of APS' compliance filing, APS and Staff shall meet and confer to review the General Service schedules to ensure that they are consistent with the rate design principles set forth in this Agreement.

         119. General Service rate schedules will be modified such that Schedules E-32, E-32R, E-34, E-35, E-53, E-54, and the contracts shown in the General Service section of the H schedules attached to APS' rate Application will each generate approximately 3.5% of additional base revenue compared with adjusted test year base revenue. The settlement rate designs for these rate schedules shall permit cost-based unbundling of Generation and Revenue Cycle Services, including Metering, Meter Reading, and Billing, to the degree practical. With regard to Schedules E-32, E-34, and E-35, the non-system-benefits revenue requirement assigned to the General Service class will be used to establish first the unbundled component of generation at cost and then the unbundled component of revenue cycle services at cost.

         120. APS will establish an additional Primary Service Discount of $2.74/kW for military base customers served directly from APS substations.

         121. Schedule E-32 has been modified in an effort to simplify the design, to make it more cost-based, and to smooth out the rate impact across customers of varying sizes within the rate schedule. Changes to Schedule E-32 include the addition of an energy block for customers with loads under 20 kW and an additional demand billing block for customers with loads greater than 100 kW. In addition, a time-of-use option will be made available to E-32 customers without restriction as to number of participants.

         122. Schedules E-20, E-30, E-40, E-51, E-59 and E-67 will be increased by 5% compared to adjusted test year base revenue. Schedule E-20 shall be frozen. Schedules E-22, E-23 and E-24 will be frozen to new customers and will not be eliminated in this proceeding. APS will provide notice to customers on schedules E-21, E-22, E-23, and E-24 that these rates will be eliminated in APS' next rate proceeding. Such notice shall be approved by Staff and shall be provided on these customers' bills at the conclusion of this proceeding and at the time that APS files its next rate case. E-21, E-22, E-23, and E-24 will be increased by 5% compared to adjusted test year base revenue. Rate levels shall recover the required base revenue and permit cost-based unbundling of Generation and Revenue Cycle Services to the degree practical.

         123. Frozen rates E-38 (Agricultural Irrigation Service) and E-38T (Agricultural Irrigation Service Time of Use option) will continue to be frozen and will not be eliminated in this proceeding. APS will provide notice to customers on these schedules that these rates will be eliminated in APS' next rate proceeding. Such notice shall be approved by Staff and shall be provided on these customers' bills at the conclusion of this proceeding and at the time that APS files its next rate case. Schedule E-38, Schedule E-38T, and Schedule E-221 (including options) will be increased to generate an additional 5% of base revenue compared with adjusted test year base revenue.

         124. Dusk to Dawn Lighting (Schedule E-47) and Street Lighting Service (Schedule E-58) will be modified as proposed in APS' Application. Specific charges in these schedules will be increased to generate an additional 5% in base revenue compared with adjusted test year base revenue.

         125. Except as modified by this Agreement and to the extent not inconsistent with this Agreement, APS' rate design as proposed in its Application is adopted. As part of APS' compliance filing, APS and Staff shall meet and confer to review APS' rate schedules to ensure that they are consistent with the rate design principles set forth in this Agreement.

         126. The specific rate designs for each of the residential rate schedules and for general service rate schedules E-32, E-32 TOU, E-34, and E-35 are set forth in Appendix J. The remaining rates shall be filed by APS as otherwise provided for in this Agreement and in accordance with the compliance filing called for in paragraph 135.

                         XX. LITIGATION AND OTHER ISSUES

         127. Upon approval of this Agreement in accordance with Section XXI by a Commission order that is final and no longer subject to judicial review, APS shall dismiss with prejudice all of its appeals of Commission Decision No. 65154, the Track A order, and APS and its affiliates shall also dismiss any and all litigation related to Decision Nos. 65154 and 61973 and/or any alleged breach of contract.

         128. Upon approval of this Agreement in accordance with Section XXI by a Commission order that is final and no longer subject to judicial review, APS and its affiliates shall forego any claim that APS, PWEC, Pinnacle West Capital Corporation ("PWCC"), or any of APS' affiliates were harmed by Commission Decision No. 65154.

         129. Upon approval of this Agreement in accordance with Section XXI by a Commission order that is final and no longer subject to judicial review, the Preliminary Inquiry, ordered in Commission Decision No. 65796, shall be concluded with no further action by the Commission.

                XXI. COMMISSION EVALUATION OF PROPOSED SETTLEMENT

         130. The Parties agree that all currently filed testimony and exhibits shall be accepted into the Commission's record as evidence.

         131. The Parties recognize that Staff does not have the power to bind the Commission. For purposes of proposing a settlement agreement, Staff acts in the same manner as any party to a Commission proceeding.

         132. This Agreement shall serve as a procedural device by which the Parties will submit their proposed settlement of APS' pending rate case, Docket No. E-01345A-03-0437, to the Commission. Except for paragraphs 9, 137, 138, 139, 140, and 143, this Agreement will not have any binding force or effect until its provisions are adopted as an order of the Commission.

         133. The Parties further recognize that the Commission will independently consider and evaluate the terms of this Agreement.

         134. If the Commission issues an order adopting all material terms of this Agreement, such action shall constitute Commission approval of the Agreement. Thereafter, the Parties shall abide by the terms as approved by the Commission.

         135. Within sixty days after the Commission issues an order in this matter, APS shall file compliance tariffs for Staff review and approval. Subject to such review and approval, such compliance tariffs will become effective upon filing for billing cycles on and after that date.

         136. If the Commission fails to issue an order adopting all material terms of this Agreement, any or all of the Parties may withdraw from this Agreement, and such Party or Parties may pursue without prejudice their respective remedies at law. For the purposes of this Agreement, whether a term is material shall be left to the discretion of the Party choosing to withdraw from the Agreement. If a Party withdraws from the Agreement pursuant to this paragraph and files an application for rehearing, the other Parties, except for Staff, shall support the application for rehearing by filing a document to that effect with the Commission. Staff shall not be obligated to file any document or take any position regarding the withdrawing Party's application for rehearing.

                         XXII. MISCELLANEOUS PROVISIONS

         137. Nothing in this Agreement shall be construed as an admission by any of the Parties that any of the positions taken by any Party in this proceeding is unreasonable or unlawful. In addition, acceptance of this Agreement by any of the Parties is without prejudice to any position taken by any Party in these proceedings.

         138. This Agreement represents the Parties' mutual desire to compromise and settle disputed issues in a manner consistent with the public interest. None of the positions taken in this Agreement by any of the Parties may be referred to, cited, or relied upon as precedent in any proceeding before the Commission, any other regulatory agency, or any court for any purpose except in furtherance of this Agreement.

         139. This case presents a unique set of circumstances and has attracted a large number of participants with widely diverse interests. To achieve consensus for settlement, many participants are accepting positions that, in any other circumstances, they would be unwilling to accept. They are doing so because the Agreement, as a whole, with its various provisions for settling the unique issues presented by this case, is consistent with their long-term interests and with the broad public interest. The acceptance by any Party of a specific element of this Agreement shall not be considered as precedent for acceptance of that element in any other context.

         140. All negotiations relating to this Agreement are privileged and confidential. No Party is bound by any position asserted in negotiations, except as expressly stated in this Agreement. Evidence of conduct or statements made in the course of negotiating this Agreement shall not be admissible before this Commission, any other regulatory agency, or any court.

         141. The "Definitive Text" of the Agreement shall be the text adopted by the Commission in an order that approves all material terms of the Agreement, including all modifications made by the Commission in such an order.

         142. Each of the terms of the Definitive Text of the Agreement is in consideration and support of all other terms. Accordingly, the terms are not severable.

         143. The Parties shall support and defend this Agreement before the Commission. Subject to paragraph 9, if the Commission adopts an order approving all material terms of this Agreement, the Parties will support and defend the Commission's order before any court or regulatory agency in which it may be at issue.

         DATED this 18 day of August, 2004.

                                ARIZONA CORPORATION COMMISSION
                                STAFF

                                By /s/ Ernest G. Johnson
                                   ------------------------------------
                                   Ernest G. Johnson
                                   Director Utilities Division

                                ARIZONA PUBLIC SERVICE COMPANY

                                By /s/ Steven M. Wheeler
                                   ------------------------------------
                                   Steven M. Wheeler
                                   Executive Vice President

                                RESIDENTIAL UTILIY CONSUMER OFFICE

                                By /s/ Stephen Ahearn
                                   ------------------------------------
                                   Stephen Ahearn, Director

                                STRATEGIC ENERGY, L.L.C.

                                By /s/ Andrew Washburn
                                   ---------------------------------------------
                                   Andrew Washburn
                                   Interim President and Chief Financial Officer

                                WESTERN RESOURCE ADVOCATES

                                By /s/ David Berry
                                   -------------------------------------
                                   David Berry
                                   Senior Policy Advisor

                                ARIZONANS FOR ELECTRIC CHOICE AND COMPETITION

                                By /s/ Stan Barnes
                                   -------------------------------------
                                Its President

                                ARIZONA COMPETITIVE POWER ALLIANCE

                                By /s/ Greg Patterson
                                   -------------------------------------
                                   Greg Patterson, Director

                                PHELPS DODGE MINING COMPANY

                                By /s/ Dennis Bartlett
                                   -------------------------------------
                                Its Senior Vice President

                                SOUTHWEST ENERGY EFFICIENCY PROJECT

                                By /s/ Tim Hogan
                                   ---------------------------------------------
                                   Tim Hogan
                                   Arizona Center for Law in the Public Interest

                                ARIZONA COMMUNITY ACTION ASSOCIATION

                                By /s/ Cynthia Zwick
                                   -------------------------------------
                                Its Executive Director

                                ARIZONA SOLAR ENERGY INDUSTRIES ASSOCIATION

                                By /s/ Sean M. Seitz
                                   -------------------------------------
                                   Sean M. Seitz, President

                                TOWN OF WICKENBURG

                                By_____________________________________
                                Its____________________________________

TOWN OF WICKENBURG IS MOVING TO WITHDRAW ITS INTERVENTION IN THIS DOCKET.

                                PPL SUNDANCE ENERGY, LLC

                                By /s/ Jay I. Moyes
                                   -------------------------------------
                                   Jay I. Moyes, Counsel

                                PPL SOUTHWEST GENERATION HOLDINGS, LLC

                                By /s/ Jay I. Moyes
                                   -------------------------------------
                                   Jay I. Moyes, Counsel

                                CONSTELLATION NEWENERGY, INC.

                                By /s/ Aaron Thomas
                                   -----------------------------------------
                                   Aaron Thomas, Vice President, West Region

                                FEDERAL EXECUTIVE AGENCIES

                                By /s/ Allen G. Erickson
                                   -------------------------------------
                                Its Counsel
                                Allen G. Erickson, Major, USAF

                                ARIZONA UTILITY INVESTORS ASSOCIATION

                                By /s/ Walter W. Meek
                                   -------------------------------------
                                Its President

                                KROGER CO.

                                By /s/ Michael L. Kurtz
                                   -------------------------------------
                                Its Outside Counsel

                                BOWIE POWER STATION, LLC

                                By /s/ Tom C. Wray
                                   -------------------------------------
                                   Tom C. Wray, General Manager

                                SOUTHWESTERN POWER GROUP, II, LLC

                                By /s/ Tom C. Wray
                                   -------------------------------------
                                   Tom C. Wray, General Manager

                                MESQUITE POWER, L.L.C.

                                By /s/ Michael R. Niggli
                                   -------------------------------------
                                Its President

                                IBEW, AFL-CIO, CLC, LOCAL UNIONS 387,
                                640, AND 769

                                By:  /s/ Nicholas J. Enoch
                                   ------------------------------------
                                Its:  Attorney
                                    -----------------------------------

                                DOME VALLEY ENERGY PARTNERS, L.L.C.

                                By /s/ Vito L. Elefante
                                   -------------------------------------
                                Its Executive Vice President

                             ARIZONA PUBLIC SERVICE
                           DEPRECIATION RATE SUMMARY                  APPENDIX A
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

DEPRECIABLE GROUP                                     DEPRECIATION   SERVICE LIFE   NET SALVAGE
-----------------                                         RATE           RATE          RATE
                                                          (A)            (B)           (C)
                                                      ------------   ------------   -----------
                                                       A = (B + C)

STEAM PRODUCTION PLANT
FERC 311       Structures and Improvements                2.84%          2.37%         0.47%
FERC 312       Boiler Plant Equipment                     3.50%          2.92%         0.58%
FERC 314       Turbogenerator Units                       2.98%          2.49%         0.50%
FERC 315       Accessory Electric Equipment               2.70%          2.25%         0.45%
FERC 316       Miscellaneous Power Plant Equipment        4.14%          3.45%         0.69%

NUCLEAR PRODUCTION PLANT
FERC 321       Structures and Improvements                2.60%          2.60%         0.00%
FERC 322       Reactor Plant Equipment                    2.86%          2.80%         0.06%
FERC 322.1     Reactor Plant Equipment -
                 Steam Generators                        10.32%          8.82%         1.50%
FERC 323       Turbogenerator Units                       2.90%          2.84%         0.06%
FERC 324       Accessory Electric Equipment               2.78%          2.73%         0.05%
FERC 325       Miscellaneous Power Plant Equipment        3.59%          3.52%         0.07%

OTHER PRODUCTION PLANT
FERC 341       Structures and Improvements                2.69%          2.56%         0.13%
FERC 342       Fuel Holders, Products and Accessories     2.87%          2.74%         0.14%
FERC 343       Prime Movers                               1.25%          1.25%         0.00%
FERC 344       Generators and Devices                     3.38%          3.38%         0.00%
FERC 345       Accessory Electric Equipment               2.26%          2.26%         0.00%
FERC 346       Miscellaneous Power Plant Equipment        2.58%          2.58%         0.00%

TRANSMISSION PLANT (1)
FERC 353       Station Equipment                          1.52%          1.52%         0.00%
FERC 354       Towers and Fixtures                        2.08%          1.54%         0.54%
FERC 356       Overhead Conductors and Devices            2.32%          1.72%         0.60%


               (1)  Rates will apply to ACC Jurisdictional Assets in these Accounts

DISTRIBUTION PLANT
FERC 361   Structures and Improvements                    2.10%          1.91%         0.19%
FERC 362   Station Equipment                              2.04%          2.04%         0.00%
FERC 364   Poles, Towers and Fixtures - Wood              2.64%          2.40%         0.24%
FERC 364.1 Poles, Towers and Fixtures - Steel             2.03%          1.93%         0.10%
FERC 365   Overhead Conductors and Devices                1.99%          1.81%         0.18%
FERC 366   Underground Conduit                            1.20%          1.14%         0.06%
FERC 367   Underground Conductors and Devices             3.18%          3.03%         0.15%
FERC 368   Line Transformers                              2.30%          2.19%         0.11%
FERC 369   Services                                       2.60%          2.36%         0.24%
FERC 370   Meters                                         2.84%          2.84%         0.00%

                             ARIZONA PUBLIC SERVICE
                           DEPRECIATION RATE SUMMARY
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

DEPRECIABLE GROUP                                         DEPRECIATION   SERVICE LIFE   NET SALVAGE
-----------------                                             RATE           RATE          RATE
                                                              (A)            (B)           (C)
                                                          ------------   ------------   ----------
                                                           A = (B + C)

FERC 370.1     Electronic Meters                              3.61%          3.61%         0.00%
FERC 371       Installations On Customers Premises            2.33%          1.94%         0.39%
FERC 373       Street Lighting and Signal Systems             3.10%          2.58%         0.52%

GENERAL PLANT
FERC 390       Structures and Improvements                    2.93%          2.55%         0.38%
FERC 391       Office Furniture and Equipment - Furniture     4.16%          4.16%         0.00%
FERC 391.1     Office Furniture and Equipment -
               PC Equipment                                  11.43%         11.43%         0.00%
FERC 391.2     Office Furniture and Equipment - Equipment     4.17%          4.17%         0.00%
FERC 393       Stores Equipment                               0.00%          0.00%         0.00%
FERC 394       Tools, Shop and Garage Equipment               4.61%          4.61%         0.00%
FERC 395       Laboratory Equipment                           5.07%          5.07%         0.00%
FERC 397       Communication Equipment                        4.74%          4.74%         0.00%
FERC 398       Miscellaneous Equipment                        3.85%          3.85%         0.00%

                             ARIZONA PUBLIC SERVICE
                           AMORTIZATION RATE SUMMARY
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002


                                        AMORTIZATION GROUP                                            AMORTIZATION RATE
----------------------------------------------------------------------------------------      --------------------------------
INTANGIBLES
FERC 301                Organization                                                                      0.00%
FERC 302                Franchise and Consents                                                            4.00%
FERC 303L               PV Unit 2 Sale & Leaseback-Software                                        Over Life of lease
FERC 303                Misc Intangible-Contributed Plant                                                 10.00%
FERC 303                Misc Intangible-Mexico Tie                                                        20.00%
FERC 3031               Computer Software-5 year life                                                     20.00%
FERC 3032               Computer Software-10 year life- Projects greater than $10 million                 10.00%

PRODUCTION
FERC 321-325            PV Unit 2 & Common-Sale & Leaseback                                        Over Life of lease


LAND RIGHTS
FERC 3303               Limited Term Land Rights-Hydro Plants                                   Over Remaining Life of Plant
FERC 3503               Limited Term Land Rights-Transmission Lines                                Over Life of Land Right
FERC 3503               Limited Term Land Rights-SCE                                               Over Life of Land Right
FERC 3603               Limited Term Land Rights-Distribution Lines                                Over Life of Land Right

DISTRIBUTION PLANT
FERC 361-368-371        Distribution Plant Leased Property                                         Over Life of Each Lease

GENERAL PLANT
FERC 390                Buildings-Leasehold Improvements                                           Over Life of Each Lease
FERC 391                Capital Lease-Computer Equipment                                           Over Life of Each Lease
FERC 392                Capital Lease-Transportation Vehicles                                      Over Life of Each Lease
FERC 392                Transportation Vehicles                                                Depreciated by Vehicle Class(1)
FERC 396                Power Operated Equipment                                               Depreciated by Vehicle Class(1)
FERC 397                PV Common Sale & Lease Back                                                 Over Life of Lease

(1) The depreciation study did not include accounts 392 or 396, therefore no changes are being proposed in this study. See attached schedule for rate by Vehicle Class.

                                    3 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
                       PROPOSED AND CURRENTLY USED RATES


                                                                 PROPOSED     (1995)
                                                                   RATES     CURRENT
TRANSPORTATION EQUIPMENT (392)                                   FOR 2004     RATES
                                                                 -------------------

CLASS     DESCRIPTION
 01       Passenger Sedans                                        15.00%      15.00%
 03       Compact Autos                                           13.33%      13.33%
 09       Compact Pickup                                          11.43%      11.43%
 10       Commercial Vehicles to 5 Ton                             9.25%       9.25%
 11       Commercial Vehicles, 4-Wheel Drive                      10.57%      10.57%
 12       Conv. Dr. 5-10 Ton, Truck                                7.50%       7.50%
 13       Conv. Dr. 2 1/2 Ton w/Single-Person Aerial               7.27%       7.27%
 14       4-Wheel Dr. 5-10 Ton, Truck                              7.00%       7.00%
 15       Conv. Dr. 10-15 Ton, Tractor, Dump Truck, Backhoe        5.38%       5.38%
 16       Conv. Dr. 18-32 Ton, Line Construction with Aerial       5.33%       5.33%
 17       4-Wheel Dr. 10-15 Ton, Truck                             6.92%       6.92%
 19       Trucks, 18-32 Ton, Tractor, Platform Dump, Hydrolift     5.83%       5.83%
 22       Trucks, 15-25 Ton 6X6                                    6.54%       6.54%
 26       Fork Lift, Electric, to 4,000#                           6.67%       6.67%
 27       Fork Lift, Gasoline, to 4,000#                           4.69%       4.69%
 28       Fork Lift, 8-10 Ton Capacity                             6.67%       6.67%
 29       Wheeled Backhoe/Loader & Backfiller                      5.83%       5.83%
 30       Motor Grader                                            10.00%      10.00%
 32       D4 Caterpillar (Small)                                   7.50%       7.50%
 35       Trailer, to 5,000# GVW                                   3.25%       3.25%
 36       Trailer, 5,000-10,000# GVW                               4.11%       4.11%
 37       Trailer, 10,000-20,000# GVW                              3.75%       3.75%
 38       Trailer, 20,000-50,000# GVW                              4.69%       4.69%
 39       Trailer, Over 50,000# GVW                                5.00%       5.00%
 41       Trailer-Mounted Industrial Equipment                     4.93%       4.93%
 42       Mobile Crane 45 Ton                                     10.00%      10.00%


Note: The depreciation study did not include accounts 392 or 396, therefore no changes are being proposed.



                                    4 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
                       PROPOSED AND CURRENTLY USED RATES




                                                             Proposed    (1995)
                                                              Rates      Current
                                                             for 2004     Rates
                                                             --------    -------


Power Operated Equipment (396)

Class     Description

12        Conv. Dr. 5-10 Ton, Truck                              7.50%     7.50%
13        Conv. Dr. 2 1/2 Ton w/Single-Person Aerial             7.27%     7.27%
14        4-Wheel Dr. 5-10 Ton, Truck                            7.00%     7.00%
15        Conv. Dr. 10-15 Ton, Tractor, Dump Truck, Backhoe      5.38%     5.38%
16        Conv. Dr. 18-32 Ton, Line Construction with Aerial     5.33%     5.33%
17        4-Wheel Dr. 10-15 Ton, Truck                           6.92%     6.92%
18        4-Wheel Dr. 15-20 Ton, Truck                           6.92%     6.92%
19        Trucks, 18-32 Ton, Tractor, Platform Dump, Hydrolift   5.83%     5.83%
20        Truck, 18-32 Ton, Hole Digger, Hydrocrane & Carrier    7.00%     7.00%
22        Trucks, 15-25 Ton 6X6                                  6.54%     6.54%
23        Small Trencher                                        10.00%    10.00%
24        Medium Trencher                                        6.25%     6.25%
26        Fork Lift, Electric, to 4,000#                         6.67%     6.67%
27        Fork Lift, Gasoline, to 4,000#                         4.69%     4.69%
28        Fork Lift, 8-10 Ton Capacity                           6.67%     6.67%
29        Wheeled Backhoe/Loader & Backfiller                    5.83%     5.83%
30        Motor Grader                                          10.00%    10.00%
31        Snow Vehicles-Crawlers                                10.00%    10.00%
32        D4 Caterpillar (Small)                                 7.50%     7.50%
33        D7 Caterpillar (Medium)                                7.50%     7.50%
34        D8 Caterpillar (Heavy)                                 7.50%     7.50%
35        Trailer, to 5,000# GVW                                 3.25%     3.25%
38        Trailer, 20,000-50,000# GVW                            4.69%     4.69%
40        Wire Tensioners                                        8.50%     8.50%
41        Trailer-Mounted Industrial Equipment                   4.93%     4.93%
42        Mobile Crane 45 Ton                                   10.00%    10.00%


Note: The depreciation study did not include Accounts 392 and 396, therefore no changes are being proposed.




                                    5 of 21

                        PINNACLE WEST ENERGY CORPORATION
                           DEPRECIATION RATE SUMMARY
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

               DEPRECIABLE GROUP                  DEPRECIATION      SERVICE LIFE      NET SALVAGE
               -----------------                       RATE              RATE             RATE
                                                       (A)               (B)              (C)
                                                   ------------      ------------    ------------

                                                   A = (B + C)

OTHER PRODUCTION
FERC 341   Structures and Improvements                2.08%            1.98%         0.10%
FERC 342   Fuel Holders, Products & Accessories       2.14%            2.04%         0.10%
FERC 343   Prime Movers                               2.14%            2.10%         0.04%
FERC 344   Generators and Devices                     2.94%            2.89%         0.08%

TRANSMISSION
FERC 353   Station Equipment                          1.74%            1.74%           0
FERC 355   Poles and Fixtures - Steel                 2.08%            1.81%         0.27%
FERC 356   Overhead Conductors and Devices            2.45%            1.81%         0.63%



                                    6 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED REMAINING LIFE ANNUAL ACCRUALS RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002


                                                                                                                   CALCULATED ANNUAL
                                   PROBABLE  ESTIMATED    NET    ORIGINAL      BOOK                COMPOSITE            ACCRUAL
                                  RETIREMENT SURVIVOR   SALVAGE  COST AT   ACCUMULATED    FUTURE   REMAINING    --------------------
     DEPRECIABLE GROUP               YEAR     CURVE     PERCENT  12/31/02  DEPRECIATION  ACCRUALS    LIFE       AMOUNT     RATE
--------------------------------- ---------- ---------  -------  --------  ------------  --------  ---------    ------  ------------
         (1)                         (2)       (3)        (4)      (5)         (6)          (7)        (8)       (9)   (10)=(9)/(5)

PLANT IN SERVICE
----------------

STEAM PRODUCTION PLANT
311  Structures and Improvements
         Cholla Unit 1              06-2017   75 - S1.5   (20)    2,144,789    1,841,738      732,009    14.0     52,286       2.44%
         Cholla Unit 2              06-2033   75 - S1.5   (20)    5,022,179    2,101,615    3,925,000    29.0    135,345       2.69%
         Cholla Unit 3              06-2035   75 - S1.5   (20)    9,583,277    5,184,966    6,314,966    29.9    211,203       2.20%
         Cholla Common              06-2035   75 - S1.5   (20)   36,234,550   19,318,431   24,163,029    29.9    808,128       2.23%
         Four Corners Units 1-3     06-2016   75 - S1.5   (20)   15,972,927   10,628,079    8,539,433    13.3    642,063       4.02%
         Four Corners Units 4-5     06-2031   75 - S1.5   (20)    9,195,585    5,124,992    5,909,710    26.8    220,512       2.40%
         Four Corners Common        06-2031   75 - S1.5   (20)    3,946,871    2,227,796    2,508,449    26.8     93,599       2.37%
         Navajo Units 1-3           06-2026   75 - S1.5   (20)   27,152,517   12,197,389   20,385,631    22.8    894,107       3.29%
         Ocotillo Units 1-2         06-2020   75 - S1.5   (20)    3,787,972    2,084,288    2,461,278    17.1    143,934       3.80%
         Saguaro Units 1-2          06-2014   75 - S1.5   (20)    2,446,832    1,989,759      946,439    11.3     83,756       3.42%
         Yucca Unit 1               06-2016   75 - S1.5   (20)      462,567      452,608      102,472    13.1      7,822       1.69%
                                                                -----------  -----------  -----------          ---------
         Total Account 311                                      115,950,066   63,151,661   75,988,418          3,292,754       2.84%

312  Boiler Plant Equipment
         Cholla Unit 1              06-2017   48 - L2     (20)   26,431,681   17,605,653   14,112,364    13.4  1,053,162       3.98%
         Cholla Unit 2              06-2033   48 - L2     (20)  140,612,492   86,692,363   82,042,627    22.0  3,729,210       2.65%
         Cholla Unit 3              06-2035   48 - L2     (20)  100,448,965   60,203,467   60,335,291    22.9  2,634,729       2.62%
         Cholla Common              06-2035   48 - L2     (20)   22,626,051   11,328,185   15,823,076    24.8    638,027       2.82%
         Four Corners Units 1-3     06-2016   48 - L2     (20)  197,139,757  115,304,816  121,262,892    12.7  9,548,259       4.84%
         Four Corners Units 4-5     06-2031   48 - L2     (20)  111,591,873   64,306,071   69,604,177    22.1  3,149,510       2.82%
         Four Corners Common        06-2031   48 - L2     (20)    3,290,391    2,152,160    1,796,309    22.8     78,785       2.39%
         Navajo Units 1-3           06-2026   48 - L2     (20)  149,350,243   69,950,378  109,269,914    20.6  5,304,365       3.55%
         Ocotillo Units 1-2         06-2020   48 - L2     (20)   24,152,351   17,905,382   11,077,439    15.2    728,779       3.02%
         Saguaro Units 1-2          06-2014   48 - L2     (20)   24,387,712   16,566,160   12,699,094    11.1  1,144,063       4.69%
                                                                -----------  -----------  -----------          ---------

         Total Account 312                                      800,031,516  462,014,635  498,023,184         28,008,889       3.50%

314  Turbogenerator Units
         Cholla Unit 1              06-2017   65 - R2     (20)   10,417,373    7,459,687    5,041,161    14.0    360,083       3.46%
         Cholla Unit 2              06-2033   65 - R2     (20)   28,551,889   15,518,951   18,743,316    27.5    681,575       2.39%
         Cholla Unit 3              06-2035   65 - R2     (20)   39,626,197   16,959,280   30,592,156    29.7  1,030,039       2.60%
         Cholla Common              06-2035   65 - R2     (20)      631,278      335,591      421,943    29.0     14,550       2.30%
         Four Corners Units 1-3     06-2016   65 - R2     (20)   36,412,926   24,829,283   18,866,228    13.1  1,440,170       3.96%
         Four Corners Units 4-5     06-2031   65 - R2     (20)   14,488,238    7,086,302   10,299,584    26.3    391,619       2.70%
         Four Corners Common        06-2031   65 - R2     (20)    1,726,164    1,349,968      721,429    23.3     30,963       1.79%
         Navajo Units 1-3           06-2026   65 - R2     (20)   24,387,110   14,479,672   14,784,860    22.0    672,039       2.76%
         Ocotillo Units 1-2         06-2020   65 - R2     (20)   15,517,601   11,437,238    7,183,883    16.8    427,612       2.76%
         Saguaro Units 1-2          06-2014   65 - R2     (20)   16,259,698   13,244,927    6,266,711    11.2    559,528       3.44%
                                                                -----------  -----------  -----------          ---------








                                    7 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED REMAINING LIFE ANNUAL ACCRUALS RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                                                                                                  CALCULATED
                                                                                                                    ANNUAL
                                 PROBABLE  ESTIMATED   NET    ORIGINAL       BOOK                 COMPOSITE         ACCRUAL
                                RETIREMENT SURVIVOR  SALVAGE  COST AT    ACCUMULATED     FUTURE   REMAINING   --------------------
     DEPRECIABLE GROUP             YEAR     CURVE    PERCENT  12/31/02   DEPRECIATION   ACCRUALS    LIFE      AMOUNT      RATE
------------------------------- ---------- --------- -------  --------   ------------   --------  ---------   ------  ------------
         (1)                       (2)        (3)      (4)      (5)          (6)           (7)       (8)       (9)    (10)=(9)/(5)
      Total Account 314                                      188,018,474  112,700,899  112,921,270          5,608,177     2.98%

315  Accessory Electric Equipment
      Cholla Unit 1              06-2017  60 - R2.5  (20)      4,756,906    3,592,717    2,115,570  13.9      152,199     3.20%
      Cholla Unit 2              06-2033  60 - R2.5  (20)     42,235,618   25,070,631   25,612,111  26.8      955,676     2.26%
      Cholla Unit 3              06-2035  60 - R2.5  (20)     29,917,206   16,267,820   19,632,827  28.5      688,871     2.30%
      Cholla Common              06-2035  60 - R2.5  (20)      4,476,001    2,380,788    2,990,413  28.7      104,196     2.33%
      Four Corners Units 1-3     06-2016  60 - R2.5  (20)     16,353,282    9,525,599   10,098,339  13.2      765,026     4.68%
      Four Corners Units 4-5     06-2031  60 - R2.5  (20)      9,183,206    5,039,778    5,980,069  25.9      230,891     2.51%
      Four Corners Common        06-2031  60 - R2.5  (20)      2,596,719    2,104,631    1,011,432  21.0       48,163     1.85%
      Navajo Units 1-3           06-2026  60 - R2.5  (20)     20,226,194   11,727,970   12,543,463  22.0      570,157     2.82%
      Ocotillo Units 1-2         06-2020  60 - R2.5  (20)      2,407,622    2,023,821      865,325  16.3       53,087     2.20%
      Saguaro Units 1-2          06-2014  60 - R2.5  (20)      2,654,661    2,355,021      830,572  11.2       74,158     2.79%
                                                            ------------  -----------  -----------         ----------

      Total Account 315                                      134,807,415   80,088,776   81,680,122          3,642,425     2.70%

316  Miscellaneous Power Plant Equipment
      Cholla Unit 1              06-2017  40 - R2    (20)      2,315,189    1,189,333    1,588,894  13.5      117,696     5.08%
      Cholla Unit 2              06-2033  40 - R2    (20)      4,846,431    2,631,492    3,184,225  22.1      144,083     2.97%
      Cholla Unit 3              06-2035  40 - R2    (20)      4,138,531    1,990,199    2,976,038  23.8      125,044     3.02%
      Cholla Common              06-2035  40 - R2    (20)      7,096,069    2,439,747    6,075,536  25.8      235,486     3.32%
      Four Corners Units 1-3     06-2016  40 - R2    (20)      4,330,612      925,502    4,271,232  13.1      326,048     7.53%
      Four Corners Units 4-5     06-2031  40 - R2    (20)      3,304,340    1,402,561    2,562,647  23.0      111,419     3.37%
      Four Corners Common        06-2031  40 - R2    (20)      8,133,224    3,483,659    6,276,210  23.2      270,526     3.33%
      Navajo Units 1-3           06-2026  40 - R2    (20)     11,805,250    5,248,830    8,917,470  20.2      441,459     3.74%
      Ocotillo Units 1-2         06-2020  40 - R2    (20)      3,711,192    1,301,603    3,151,827  16.2      194,557     5.24%
      Saguaro Units 1-2          06-2014  40 - R2    (20)      3,191,024    1,340,385    2,488,844  10.9      228,334     7.16%
      Yucca Unit 1               06-2016  40 - R2    (20)        452,868      359,801      183,641  12.2       15,053     3.32%
                                                           -------------  -----------  -----------         ----------

      Total Account 316                                       53,324,730   22,313,112   41,676,564          2,209,705     4.14%

  TOTAL STEAM PRODUCTION PLANT                             1,292,132,201  740,269,083  810,289,558         42,761,950

NUCLEAR PRODUCTION PLANT
321  Structures and Improvements
      Palo Verde Unit 1          12-2024  65 - R2.5    0     161,039,432   69,557,944   91,481,488  21.2    4,315,165     2.68%
      Palo Verde Unit 2          12-2025  65 - R2.5    0      88,415,270   38,859,061   49,556,209  22.0    2,252,555     2.55%
      Palo Verde Unit 3          03-2027  65 - R2.5    0     159,591,077   63,133,223   96,457,854  23.3    4,139,822     2.59%
      Palo Verde Water Reclamati 03-2027  65 - R2.5    0     125,593,913   51,122,827   74,471,086  23.2    3,209,961     2.56%
      Palo Verde Common          03-2027  65 - R2.5    0      98,127,309   39,316,906   58,810,403  23.2    2,534,931     2.58%
                                                           -------------  -----------  -----------         ----------

      Total Account 321                                      632,767,001  261,989,961  370,777,040         16,452,433     2.60%

322  Reactor Plant Equipment
      Palo Verde Unit 1          12-2024  70 - R1     (2)    359,545,213  153,616,828  213,119,289  20.6   10,345,597     2.88%

                                    8 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                                PROBABLE    ESTIMATED     NET       ORIGINAL          BOOK
                                               RETIREMENT   SURVIVOR    SALVAGE      COST AT      ACCUMULATED        FUTURE
             DEPRECIABLE GROUP                    YEAR        CURVE     PERCENT     12/31/02      DEPRECIATION      ACCRUALS
--------------------------------------------   ----------   ---------   -------     --------      ------------      --------
                    (1)                           (2)          (3)        (4)          (5)            (6)              (7)
           Palo Verde Unit 2                    12-2025     70 - R1       (2)       176,362,235     72,582,559      107,306,921
           Palo Verde Unit 3                    03-2027     70 - R1       (2)       322,750,700    121,218,478      207,987,236
           Palo Verde Unit Water Reclamati      03-2027     70 - R1       (2)           123,313          7,176          118,603
           Palo Verde Common                    03-2027     70 - R1       (2)        26,449,873      9,583,436       17,395,434
                                                                                  -------------   ------------    -------------

           Total Account 322                                                        885,231,334    357,008,477      545,927,484

   322.1 Reactor Plant Equipment - Steam Generators
           Palo Verde Unit 1                    12-2005     Square       (17)        30,722,375     27,569,149        8,376,030
           Palo Verde Unit 2                    12-2003     Square       (17)        15,870,053     15,868,635        2,699,327
           Palo Verde Unit 3                    12-2007     Square       (17)        25,413,317     20,039,935        9,693,646
                                                                                  -------------   ------------    -------------

           Total Account 322.1                                                       72,005,745     63,477,719       20,769,003

   323   Turbogenerator Units
           Palo Verde Unit 1                    12-2024     60 - S0       (2)       117,808,078     51,570,896       68,593,344
           Palo Verde Unit 2                    12-2025     60 - S0       (2)        76,754,224     32,432,468       45,856,840
           Palo Verde Unit 3                    03-2027     60 - S0       (2)       142,895,088     55,838,987       89,914,003
           Palo Verde Unit Water Reclamati      03-2027     60 - S0       (2)           217,707         76,585          145,476
           Palo Verde Common                    03-2027     60 - S0       (2)         1,223,879        346,554          901,803
                                                                                  -------------   ------------    -------------

           Total Account 323                                                        338,898,976    140,265,490      205,411,466

   324   Accessory Electric Equipment
           Palo Verde Unit 1                    12-2024     45 - R3       (2)       115,495,170     53,444,066       64,361,007
           Palo Verde Unit 2                    12-2025     45 - R3       (2)        50,119,388     21,982,186       29,139,590
           Palo Verde Unit 3                    03-2027     45 - R3       (2)        89,143,623     36,343,481       54,583,014
           Palo Verde Common                    03-2027     45 - R3       (2)        17,918,193      7,299,463       10,977,094
                                                                                  -------------   ------------    -------------

           Total Account 324                                                        272,676,374    119,069,196      159,060,705

   325   Miscellaneous Power Plant Equipment
           Palo Verde Unit 1                    12-2024     35 - R0.5     (2)        29,671,405     11,770,905       18,493,928
           Palo Verde Unit 2                    12-2025     35 - R0.5     (2)        26,389,406      8,702,844       18,214,350
           Palo Verde Unit 3                    03-2027     35 - R0.5     (2)        27,284,046      9,445,478       18,384,249
           Palo Verde Water Reclamati           03-2027     35 - R0.5     (2)            88,819         27,706           62,889
           Palo Verde Common                    03-2027     35 - R0.5     (2)        48,459,510     15,382,218       34,046,482
                                                                                  -------------   ------------    -------------

           Total Account 325                                                        131,893,186     45,329,151       89,201,899

TOTAL NUCLEAR PRODUCTION PLANT                                                    2,333,472,616    987,139,994    1,391,147,596

HYDRO PRODUCTION PLANT
   331   Structures and Improvement             12-2004     200-SQ         0            100,878        100,878                0
   332   Reservoirs, Dams and Water             12-2004     200-SQ         0            991,936      1,105,086         (113,150)

                                                                                      CALCULATED ANNUAL
                                                                 COMPOSITE                 ACCRUAL
                                                                 REMAINING        -------------------------
             DEPRECIABLE GROUP                                     LIFE             AMOUNT         RATE
--------------------------------------------                     ---------        ----------   ------------
                    (1)                                             (8)              (9)       (10)=(9)/(5)
           Palo Verde Unit 2                                        21.5           4,991,020        2.83%
           Palo Verde Unit 3                                        22.6           9,202,975        2.85%
           Palo Verde Water Reclamati                               23.0               5,157        4.18%
           Palo Verde Common                                        22.6             769,709        2.91%
                                                                                  ----------

           Total Account 322                                                      25,314,457        2.86%

   322.1 Reactor Plant Equipment - Steam Generators
           Palo Verde Unit 1                                         3.0           2,792,010        9.09%
           Palo Verde Unit 2                                         1.0           2,699,327       17.01%
           Palo Verde Unit 3                                         5.0           1,938,729        7.63%
                                                                                  ----------

           Total Account 322.1                                                     7,430,066       10.32%

   323   Turbogenerator Units
           Palo Verde Unit 1                                        19.9           3,446,902        2.93%
           Palo Verde Unit 2                                        20.8           2,204,656        2.87%
           Palo Verde Unit 3                                        21.8           4,124,496        2.89%
           Palo Verde Water Reclamati                               22.0               6,613        3.04%
           Palo Verde Common                                        22.2              40,622        3.32%
                                                                                  ----------

           Total Account 323                                                       9,823,287        2.90%

   324   Accessory Electric Equipment
           Palo Verde Unit 1                                        20.0           3,218,050        2.79%
           Palo Verde Unit 2                                        20.9           1,394,239        2.78%
           Palo Verde Unit 3                                        22.1           2,469,820        2.77%
           Palo Verde Common                                        22.0             498,959        2.78%
                                                                                  ----------

           Total Account 324                                                       7,581,068        2.78%

   325   Miscellaneous Power Plant Equipment
           Palo Verde Unit 1                                        17.7           1,044,855        3.52%
           Palo Verde Unit 2                                        18.7             974,029        3.69%
           Palo Verde Unit 3                                        19.2             957,513        3.51%
           Palo Verde Water Reclamati                               19.5               3,225        3.63%
           Palo Verde Common                                        19.4           1,754,973        3.62%
                                                                                  ----------

           Total Account 325                                                       4,734,595        3.59%

TOTAL NUCLEAR PRODUCTION PLANT                                                    71,335,907

HYDRO PRODUCTION PLANT
   331   Structures and Improvement                                  0.0                   0        0.00
   332   Reservoirs, Dams and Water                                  0.0                   0        0.00

                                    9 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002



                                                 PROBABLE      ESTIMATED        NET        ORIGINAL               BOOK
                                                RETIREMENT      SURVIVOR      SALVAGE       COST AT            ACCUMULATED
               DEPRECIABLE GROUP                   YEAR          CURVE        PERCENT      12/31/02           DEPRECIATION
--------------------------------------------    ----------     ---------     ---------     --------           ------------

                      (1)                           (2)           (3)           (4)          (5)                   (6)
  333   Water Wheels, Turbines and              12 - 2004      200 - SQ          0           157,196                157,196
  334   Accessory Electric Equipmen             12 - 2004      200 - SQ          0           627,611                627,611
  335   Miscellaneous Power Plant E             12 - 2004      200 - SQ          0           126,018                126,018
  336   Roads, Railroads and Bridge             12 - 2004      200 - SQ          0            77,427                 77,427

        Hydro Decomissioning Costs                                                                 -              7,864,531
                                                                                          ----------           ------------

  TOTAL HYDRO PRODUCTION PLANT                                                             2,081,066             10,058,747

OTHER PRODUCTION PLANT
  341 Structures and Improvements
        Douglas CT                              06 - 2017      80 - S1          (5)            4,562                  4,148
        Ocotillo CT 1 - 2                       06 - 2017      80 - S1          (5)          328,749                230,819
        Saguaro CT                              06 - 2017      80 - S1          (5)        1,288,525                466,971
        Solar Unit 1                                           12 - SQ           0           375,512                383,809
        West Phoenix CT 1 - 2                   06 - 2017      80 - S1          (5)          510,951                419,492
        West Phoenix Combined Cy                06 - 2031      80 - S1          (5)        6,706,722              2,438,522
        Yucca CT 1 - 4                          06 - 2016      80 - S1          (5)          452,751                222,815
                                                                                          ----------           ------------

        Total Account 341                                                                  9,667,772              4,166,576

  342 Fuel Holders, Products and Accessories
        Douglas CT                              06 - 2017      70 - S1          (5)          137,759                100,065
        Ocotillo CT 1 - 2                       06 - 2017      70 - S1          (5)          719,859                517,984
        Saguaro CT                              06 - 2017      70 - S1          (5)        1,304,977              1,019,500
        West Phoenix CT 1 - 2                   06 - 2017      70 - S1          (5)        1,437,533              1,123,270
        West Phoenix Combined Cy                06 - 2031      70 - S1          (5)       19,343,993              2,649,135
        Yucca CT 1 - 4                          06 - 2016      70 - S1          (5)        3,232,217              2,859,228
                                                                                          ----------           ------------

        Total Account 342                                                                 26,176,338              8,269,182

  343 Prime Movers
        Douglas CT                              06 - 2017      70 - L1.5         0         1,101,449                999,227
        Ocotillo CT 1 - 2                       06 - 2017      70 - L1.5         0         6,679,324              5,679,469
        Saguaro CT                              06 - 2017      70 - L1.5         0         8,102,651              6,657,234
        West Phoenix CT 1 - 2                   06 - 2017      70 - L1.5         0         8,802,636              6,220,272
        Yucca CT 1 - 4                          06 - 2016      70 - L1.5         0         7,920,584              7,302,457
                                                                                          ----------           ------------

        Total Account 343                                                                 32,606,644             26,858,659

  344 Generators and Devices
        Douglas CT                              06 - 2017      37 - R3           0           551,765                542,840
        Ocotillo CT 1 - 2                       06 - 2017      37 - R3           0         6,402,044              3,500,409
        Saguaro CT                              06 - 2017      37 - R3           0         4,185,247              2,504,957
        Solar Unit 1                                           12 - SQ           0         6,933,081              3,289,918
        West Phoenix CT 1 - 2                   06 - 2017      37 - R3           0         4,115,901              3,202,560


                                                                                         CALCULATED ANNUAL
                                                                      COMPOSITE               ACCRUAL
                                                   FUTURE             REMAINING       -----------------------
               DEPRECIABLE GROUP                  ACCRUALS              LIFE         AMOUNT              RATE
------------------------------------------        --------            ---------      ------              ----

                    (1)                               (7)                (8)          (9)            (10)=(9)/(5)
  333   Water Wheels, Turbines and                         0             0.0                0           0.00
  334   Accessory Electric Equipmen                        0             0.0                0           0.00
  335   Miscellaneous Power Plant E                        0             0.0                0           0.00
  336   Roads, Railroads and Bridge                        0             0.0                0           0.00


        Hydro Decomissioning Costs                 5,335,469             2.0        2,667,735
                                                ------------                      -----------

  TOTAL HYDRO PRODUCTION PLANT                     5,222,319                        2,667,735
OTHER PRODUCTION PLANT
  341 Structures and Improvements
        Douglas CT                                       642            13.9               46           1.01%
        Ocotillo CT 1 - 2                            114,367            14.5            7,887           2.40%
        Saguaro CT                                   885,980            14.4           61,526           4.77%
        Solar Unit 1                                  (8,297)            3.6                0           0.00%      (2)
        West Phoenix CT 1 - 2                        117,007            14.2            8,240           1.61%
        West Phoenix Combined Cy                   4,603,536            28.1          163,827           2.44%
        Yucca CT 1 - 4                               252,574            13.4           18,849           4.16%
                                                ------------                      -----------

        Total Account 341                          5,965,809                          260,376           2.69%

  342 Fuel Holders, Products and Accessories
        Douglas CT                                    44,582            14.0            3,184           2.31%
        Ocotillo CT 1 - 2                            237,868            14.0           16,991           2.36%
        Saguaro CT                                   350,726            14.0           25,052           1.92%
        West Phoenix CT 1 - 2                        386,140            14.0           27,581           1.92%
        West Phoenix Combined Cy                  17,662,058            27.7          637,619           3.30%
        Yucca CT 1 - 4                               534,600            12.9           41,442           1.28%
                                                ------------                      -----------

        Total Account 342                         19,215,973                          751,870           2.87%

  343 Prime Movers
        Douglas CT                                   102,222            14.2            7,199           0.65%      (1)
        Ocotillo CT 1 - 2                            999,855            14.1           70,912           1.06%
        Saguaro CT                                 1,445,417            13.8          104,740           1.29%
        West Phoenix CT 1 - 2                      2,582,364            14.2          181,857           2.07%
        Yucca CT 1 - 4                               618,127            14.2           43,530           0.55%      (1)
                                                ------------                      -----------

        Total Account 343                          5,747,985                          408,237           1.25%

  344 Generators and Devices
        Douglas CT                                     8,925             9.7              920           0.17%
        Ocotillo CT 1 - 2                          2,901,635            13.6          213,356           3.33%
        Saguaro CT                                 1,680,290            13.0          129,253           3.09%
        Solar Unit 1                               3,643,163             7.8          467,072           6.74%
        West Phoenix CT 1 - 2                        913,341            12.3           74,255           1.80%

                                   10 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
   SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002



                                                                                                                 CALCULATED
                                                                                                                   ANNUAL
                                 PROBABLE   ESTIMATED    NET    ORIGINAL      BOOK                COMPOSITE       ACCRUAL
                                RETIREMENT  SURVIVOR   SALVAGE  COST AT   ACCUMULATED    FUTURE   REMAINING   --------------
     DEPRECIABLE GROUP             YEAR      CURVE     PERCENT  12/31/02  DEPRECIATION  ACCRUALS    LIFE      AMOUNT     RATE
------------------------------  ----------  ---------  -------  --------  ------------   --------  ---------  -------------------
         (1)                       (2)        (3)       (4)      (5)         (6)           (7)       (8)       (9)   (10)=(9)/(5)
     West Phoenix Combined Cy   06-2031    37 - R3     (2)    81,920,222    11,983,119  71,575,507  26.2      2,731,890   3.33%
     Yucca CT 1 - 4             06-2016    37 - R3      0      5,395,818     4,370,148   1,025,670  11.6         88,420   1.64%
                                                             -----------    ----------  ----------            ---------

     Total Account 344                                       109,504,078    29,393,951  81,748,531            3,705,166   3.38%

345 Accessory Electric Equipment
      Douglas CT                06-2017    50 - S2      0        353,277       313,549      39,728  13.1          3,033   0.86%
      Ocotillo CT 1 - 2         06-2017    50 - S2      0      1,494,636     1,281,843     212,793  13.2         16,121   1.08%
      Saguaro CT                06-2017    50 - S2      0      1,715,774     1,389,500     326,274  13.4         24,349   1.42%
      Solar Unit 1                         12 - SQ      0        169,527        40,179     129,348   9.9         13,065   7.71%
      West Phoenix CT 1 - 2     06-2017    50 - S2      0      1,557,744     1,315,426     242,318  13.2         18,357   1.18%
      West Phoenix Combined Cy  06-2031    50 - S2      0     11,925,645     2,562,942   9,362,703  27.8        336,788   2.82%
      Yucca CT 1 - 4            06-2016    50 - S2      0      2,166,526     1,817,969     348,557  13.0         26,812   1.24%
                                                             -----------    ----------  ----------            ---------

      Total Account 345                                       19,383,129     8,721,408  10,661,721              438,525   2.26%

346  Miscellaneous Power Plant Equipment
      Douglas CT                06-2017    70 - L1      0         40,913        30,160      10,753  13.8            779   1.90%
      Ocotillo CT 1 - 2         06-2017    70 - L1      0        553,173       418,696     134,477  14.0          9,606   1.74%
      Saguaro CT                06-2017    70 - L1      0        790,906       410,357     380,549  14.1         26,989   3.41%
      West Phoenix CT 1 - 2     06-2017    70 - L1      0        957,431       508,533     448,898  14.1         31,837   3.33%
      West Phoenix Combined Cy  06-2031    70 - L1      0      2,608,877       895,856   1,713,021  26.6         64,399   2.47%
      Yucca CT 1 - 4            06-2016    70 - L1      0        427,175       357,633      69,542  13.2          5,268   1.23%
                                                             -----------    ----------  ----------            ---------


      Total Account 346                                        5,378,475     2,621,235    2,757,240             138,878   2.58%

TOTAL OTHER PRODUCTION PLANT                                 202,716,436    80,031,011  126,097,259           5,703,052


(1) Staff's reallocation of reserves caused account to have a remaining Net Book Value. APS selected the longest life of other plant in that FERC account to calculate remaining life.

(2) Account is fully depreciated and, therefore, should have zero depreciation, not negative depreciation.



TRANSMISSION PLANT
352   Structures and Improvements          50 - R4     (5)    27,618,299    12,484,016   16,515,198  35.2       469,182   1.70%
352.5 Structures and Improvements - SCE 500 KV Line              409,725       424,897      (15,172)             13,316   3.25%(a)
353   Station Equipment                    57 - R1.5    0    428,736,305   130,140,054  298,596,251  45.7     6,538,127   1.52%
353.5 Station Equipment - SCE 500                              7,747,282     7,349,363      397,919             251,787   3.25%(a)
354   Towers and Fixtures                  60 - R3     (35)   83,464,531    46,097,366   66,579,751  38.3     1,738,375   2.08%
354.5 Towers and Fixtures - SCE 500                           13,752,584    17,477,965   (3,725,381)            446,959   3.25%(a)
355   Poles and Fixtures - Wood            48 - R1.5   (35)   91,126,939    27,541,958   95,479,410  38.5     2,479,985   2.72%
355.1 Poles and Fixtures - Steel           55 - R3     (15)   83,067,888    22,833,440   72,694,631  45.1     1,611,854   1.94%
355.5 Poles and Fixtures - SCE 500                               930,308       692,575      237,733              30,235   3.25%(a)
356   Overhead Conductors and Dev          55 - R3     (35)  205,771,417    94,269,666  183,521,747  38.5     4,766,799   2.32%
356.5 Overhead Conductors and Devices - SCE 500 KV Line       22,653,515    28,947,611   (6,294,096)            736,239   3.25%(a)
357   Underground Conduit                  48 - S1.5   (10)   10,444,362     4,087,064    7,401,734  35.7       207,331   1.99%
358   Underground Conductors and           40 - R3     (10)   18,551,254     9,702,854   10,703,525  26.3       406,978   2.19%

                                    11 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002


                                         PROBABLE   ESTIMATED     NET          ORIGINAL         BOOK
                                        RETIREMENT  SURVIVOR    SALVAGE        COST AT      ACCUMULATED       FUTURE
          DEPRECIABLE GROUP                YEAR       CURVE     PERCENT        12/31/02     DEPRECIATION     ACCRUALS
--------------------------------------- ----------  ---------   -------        --------     ------------     --------
                 (1)                        (2)        (3)        (4)            (5)            (6)            (7)
                                                                               --------     ------------     --------
 TOTAL TRANSMISSION PLANT                                                    994,274,409    402,048,829     742,093,250

DISTRIBUTION PLANT
 361      Structures and Improvements                45 - R2.5     (10)       25,815,042     10,429,908      17,966,638
 362      Station Equipment                          44 - L0.5       0       212,357,577     52,722,295     159,635,282
 364      Poles, Towers and Fixtures - W             38 - R0.5     (10)      284,200,711     81,128,434     231,492,348
 364.1    Poles, Towers and Fixtures - S             50 - R3        (5)       53,919,651      5,601,820      51,013,814
 365      Overhead Conductors and Dev                53 - O1       (10)      218,856,780     33,437,453     207,305,005
 366      Underground Conduit                        86 - O1        (5)      425,723,116     26,924,767     420,084,505
 367      Underground Conductors and I               29 - L1        (5)      805,505,783    258,865,205     586,915,867
 368      Line Transformers                          36 - R3        (5)      486,837,053    235,537,009     275,641,897
 369      Services                                   37 - S2       (10)      242,404,812     91,086,515     175,558,778
 370      Meters                                     29 - L0         0        91,330,710     34,836,184      56,494,526
 370.1    Electronic Meters                          26 - R1.5       0        54,691,249      8,612,961      46,078,288
 371      Installations On Customers Pre             50 - O2       (20)       25,335,831      3,863,126      26,539,871
 373      Street Lighting and Signal Syst            35 - R2       (20)       57,185,737     22,716,125      45,906,759
                                                                           -------------  -------------   -------------

 TOTAL DISTRIBUTION PLANT                                                  2,984,164,052    865,761,802   2,300,633,578

GENERAL PLANT
 390      Structures and Improvements                39 - R1       (15)       96,667,435     24,085,116      87,082,434
 391      Office Furniture and Equipmen              20 - SQ         0        19,919,640     11,543,613       8,376,027
 391.1    Office Furniture and Equipmen               8 - R3         0        38,654,946     15,103,632      23,551,314
 391.2    Office Furniture and Equipmen              22 - R4         0         7,652,923      2,932,191       4,720,732
 393      Stores Equipment                           20 - SQ         0         1,227,371      1,235,746          (8,375)
 394      Tools, Shop and Garage Equip               20 - SQ         0        12,673,031      4,673,542       7,999,489
 395      Laboratory Equipment                       20 - L1         0         1,350,583        531,270         819,313
 397      Communication Equipment                    19 - S1.5       0        94,309,691     40,677,647      53,632,044
 398      Miscellaneous Equipment                    24 - S1.5       0         1,336,404        481,755         854,649
                                                                           -------------  -------------   -------------
 TOTAL GENERAL PLANT                                                         273,792,024    101,264,512     187,027,627
                                                                           -------------  -------------   -------------
TOTAL DEPRECIABLE PLANT STUDIED                                            8,082,632,804  3,186,573,978   5,562,511,188
                                                                           =============  =============   =============

                                                                                CALCULATED ANNUAL
                                                     COMPOSITE                       ACCRUAL
                                                     REMAINING              -------------------------
          DEPRECIABLE GROUP                            LIFE                    AMOUNT         RATE
---------------------------------------              ---------                --------    ------------
                 (1)                                   (8)                      (9)       (10)=(9)/(5)
                                                                              --------    ------------
 TOTAL TRANSMISSION PLANT                                                   19,697,167

DISTRIBUTION PLANT
 361      Structures and Improvements                  33.1                    542,799       2.10%
 362      Station Equipment                            36.9                  4,332,029       2.04%
 364      Poles, Towers and Fixtures - W               30.9                  7,491,662       2.64%
 364.1    Poles, Towers and Fixtures - S               46.6                  1,094,717       2.03%
 365      Overhead Conductors and Dev                  47.7                  4,346,017       1.99%
 366      Underground Conduit                          82.4                  5,098,113       1.20%
 367      Underground Conductors and I                 22.9                 25,629,514       3.18%
 368      Line Transformers                            24.6                 11,204,955       2.30%
 369      Services                                     27.9                  6,292,429       2.60%
 370      Meters                                       21.8                  2,596,256       2.84%
 370.1    Electronic Meters                            23.3                  1,975,913       3.61%
 371      Installations On Customers Pre               45.0                    589,775       2.33%
 373      Street Lighting and Signal Syst              25.9                  1,772,462       3.10%
                                                                           -----------

 TOTAL DISTRIBUTION PLANT                                                   72,966,640

GENERAL PLANT
 390      Structures and Improvements                  30.7                  2,836,561       2.93%
 391      Office Furniture and Equipmen                10.1                    829,310       4.16%
 391.1    Office Furniture and Equipmen                 5.3                  4,418,633      11.43%
 391.2    Office Furniture and Equipmen                14.8                    318,968       4.17%
 393      Stores Equipment                              2.8                          0       0.00% (2)
 394      Tools, Shop and Garage Equip                 13.7                    583,904       4.61%
 395      Laboratory Equipment                         12.0                     68,504       5.07%
 397      Communication Equipment                      12.0                  4,469,337       4.74%
 398      Miscellaneous Equipment                      16.6                     51,454       3.85%
                                                                            ----------
 TOTAL GENERAL PLANT                                                        13,576,672
                                                                           -----------
TOTAL DEPRECIABLE PLANT STUDIED                                            228,709,123
                                                                           ===========

(2) Account is fully depreciated and, therefore, should have zero depreciation, not negative depreciation.

(A) ASSETS RELATED TO THE 500 KV SCE TRANSMISSION LINE ARE DEPRECIATED AT A RATE OF 3.25%.


                                                                               ORIGINAL         BOOK
                                                                               COST AT      ACCUMULATED
          DEPRECIABLE GROUP                                                    12/31/02     DEPRECIATION
---------------------------------------                                        --------     ------------
                 (1)                                                             (5)            (6)
                                                                               --------     ------------

STEAM PRODUCTION PLANT NOT STUDIED
 311      Structures and Improvements -- West Phoenix                                0         80,895
 312      Boiler Plant Equipment - West Phoenix Units                                0        300,097
 312      Boiler Plant Equipment - Yucca Unit 1                                425,323        441,994
 314      Turbogenerator Units - West Phoenix Units 4                                0        314,512
 314      Turbogenerator Units - Yucca Unit 1                                  184,916        188,319


                                    12 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
       SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND
                   CALCULATED REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                                                                                                    CALCULATED
                                                                                                                      ANNUAL
                                    PROBABLE   ESTIMATED    NET    ORIGINAL      BOOK                COMPOSITE       ACCRUAL
                                   RETIREMENT  SURVIVOR   SALVAGE  COST AT   ACCUMULATED    FUTURE   REMAINING   --------------
     DEPRECIABLE GROUP                YEAR      CURVE     PERCENT  12/31/02  DEPRECIATION  ACCRUALS    LIFE      AMOUNT    RATE
---------------------------------  ----------  ---------  -------  --------  ------------   --------  ---------  ------ ------------
         (1)                          (2)        (3)       (4)      (5)         (6)           (7)       (8)       (9)   (10)=(9)/(5)
 315  Accessory Electric Equipment - West Phoenix                    33,968          83,338
 315  Accessory Electric Equipment - Yucca Unit 1                   182,084         185,435
 316  Misc. Power Plant Equipment-West Phoenix U                     17,267               0
                                                              -------------   -------------
  TOTAL STEAM PRODUCTION PLANT NOT STUDIED                          843,558       1,594,590

GENERAL PLANT NOT STUDIED
 392  Vehicles                                                   28,410,886      20,605,998
 396  Power Operated Equipment                                   27,947,651      18,603,989
                                                              -------------  --------------

  TOTAL GENERAL PLANT NOT STUDIED                                56,358,537      39,209,987

OTHER PROPERTY NOT STUDIED
 Intangible Plant
 301 Organization                                                    73,639
 302 Franchises and Consents                                        883,584
 303 Miscellaneous Intangible Plant                             201,550,375

 Leased Property
 321 Structures and Improvements                                  1,633,193
 322 Reactor Plant Equipment                                      9,670,223
 323 Turbogenerator Units                                         2,705,885
 324 Accessory Electric Equipment                                   944,788
 325 Miscellaneous Power Plant Equipment                            563,135
 361 Structures and Improvements                                    195,512
 368 Line Transformers                                              179,394
 371 Installations On Customers Premises                             60,386
 390 Structures and Improvements                                 11,160,324
 397 Communication Equipment                                        245,938
                                                              -------------  -------------

TOTAL OTHER PROPERTY NOT STUDIED                                229,866,377    120,727,768
                                                              -------------  -------------
TOTAL DEPRECIABLE PLANT IN SERVICE                            8,369,701,276  3,348,106,323
                                                              =============  =============
NONDEPRECIABLE PLANT
 310 Land and Land Rights                                         3,295,268
 320 Land and Land Rights                                         3,399,728
 330 Land and Land Rights                                            64,500
 340 Land and Land Rights                                            28,192
 350 Land and Land Rights                                        50,808,274
 360 Land and Land Rights                                        26,755,119
 389 Land and Land Rights                                         7,327,436
                                                              -------------

  TOTAL NONDEPRECIABLE                                           91,678,517
                                                              -------------

TOTAL PLANT IN SERVICE                                        8,461,379,793
                                                              =============




                                    13 of 21

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                        PROBABLE   ESTIMATED     NET       ORIGINAL      BOOK                     COMPOSITE
                                       RETIREMENT  SURVIVOR    SALVAGE     COST AT    ACCUMULATED      FUTURE     REMAINING
         DEPRECIABLE GROUP                YEAR      CURVE      PERCENT     12/31/02   DEPRECIATION    ACCRUALS       LIFE
-------------------------------------  ----------  ---------  --------   ----------   ------------   -----------  ----------
               (1)                         (2)        (3)        (4)         (5)           (6)           (7)         (8)
PLANT IN SERVICE
STEAM PRODUCTION PLANT
   311   Structures and Improvements
            Cholla Unit 1               06-2017    75 - S1.5     (20)      2,144,789     1,841,738       732,009      14.0
            Cholla Unit 2               06-2033    75 - S1.5     (20)      5,022,179     2,101,615     3,925,000      29.0
            Cholla Unit 3               06-2035    75 - S1.5     (20)      9,583,277     5,184,966     6,314,966      29.9
            Cholla Common               06-2035    75 - S1.5     (20)     36,234,550    19,318,431    24,163,029      29.9
            Four Corners Units 1-3      06-2016    75 - S1.5     (20)     15,972,927    10,628,079     8,539,433      13.3
            Four Corners Units 4-5      06-2031    75 - S1.5     (20)      9,195,585     5,124,992     5,909,710      26.8
            Four Corners Common         06-2031    75 - S1.5     (20)      3,946,871     2,227,796     2,508,449      26.8
            Navajo Units 1-3            06-2026    75 - S1.5     (20)     27,152,517    12,197,389    20,385,631      22.8
            Ocotillo Units 1-2          06-2020    75 - S1.5     (20)      3,787,972     2,084,288     2,461,278      17.1
            Saguaro Units 1-2           06-2014    75 - S1.5     (20)      2,446,832     1,989,759       946,439      11.3
            Yucca Unit 1                06-2016    75 - S1.5     (20)        462,567       452,608       102,472      13.1
                                                                        ----------------------------------------
            Total Account 311                                            115,950,066    63,151,661    75,988,418

   312   Boiler Plant Equipment
            Cholla Unit 1               06-2017    48 - L2       (20)     26,431,681    17,605,653    14,112,364      13.4
            Cholla Unit 2               06-2033    48 - L2       (20)    140,612,492    86,692,363    82,042,627      22.0
            Cholla Unit 3               06-2035    48 - L2       (20)    100,448,965    60,203,467    60,335,291      22.9
            Cholla Common               06-2035    48 - L2       (20)     22,626,051    11,328,185    15,823,076      24.8
            Four Corners Units 1-3      06-2016    48 - L2       (20)    197,139,757   115,304,816   121,262,892      12.7
            Four Corners Units 4-5      06-2031    48 - L2       (20)    111,591,873    64,306,071    69,604,177      22.1
            Four Corners Common         06-2031    48 - L2       (20)      3,290,391     2,152,160     1,796,309      22.8
            Navajo Units 1-3            06-2026    48 - L2       (20)    149,350,243    69,950,378   109,269,914      20.6
            Ocotillo Units 1-2          06-2020    48 - L2       (20)     24,152,351    17,905,382    11,077,439      15.2
            Saguaro Units 1-2           06-2014    48 - L2       (20)     24,387,712    16,566,160    12,699,094      11.1
                                                                        ----------------------------------------
            Total Account 312                                            800,031,516   462,014,635   498,023,184

   314   Turbogenerator Units
            Cholla Unit 1               06-2017    65 - R2       (20)     10,417,373     7,459,687     5,041,161      14.0
            Cholla Unit 2               06-2033    65 - R2       (20)     28,551,889    15,518,951    18,743,316      27.5
            Cholla Unit 3               06-2035    65 - R2       (20)     39,626,197    16,959,280    30,592,156      29.7
            Cholla Common               06-2035    65 - R2       (20)        631,278       335,591       421,943      29.0
            Four Corners Units 1-3      06-2016    65 - R2       (20)     36,412,926    24,829,283    18,866,228      13.1
            Four Corners Units 4-5      06-2031    65 - R2       (20)     14,488,238     7,086,302    10,299,584      26.3
            Four Corners Common         06-2031    65 - R2       (20)      1,726,164     1,349,968       721,429      23.3
            Navajo Units 1-3            06-2026    65 - R2       (20)     24,387,110    14,479,672    14,784,860      22.0
            Ocotillo Units 1-2          06-2020    65 - R2       (20)     15,517,601    11,437,238     7,183,883      16.8
            Saguaro Units 1-2           06-2014    65 - R2       (20)     16,259,698    13,244,927     6,266,711      11.2
                                                                        ----------------------------------------
            Total Account 314                                            188,018,474   112,700,899   112,921,270

   315   Accessory Electric Equipment
            Cholla Unit 1               06-2017    60 - R2.5     (20)      4,756,906     3,592,717     2,115,570      13.9
            Cholla Unit 2               06-2033    60 - R2.5     (20)     42,235,618    25,070,631    25,612,111      26.8
            Cholla Unit 3               06-2035    60 - R2.5     (20)     29,917,206    16,267,820    19,632,827      28.5
            Cholla Common               06-2035    60 - R2.5     (20)      4,476,001     2,380,788     2,990,413      28.7
            Four Corners Units 1-3      06-2016    60 - R2.5     (20)     16,353,282     9,525,599    10,098,339      13.2
            Four Corners Units 4-5      06-2031    60 - R2.5     (20)      9,183,206     5,039,778     5,980,069      25.9
            Four Corners Common         06-2031    60 - R2.5     (20)      2,596,719     2,104,631     1,011,432      21.0
            Navajo Units 1-3            06-2026    60 - R2.5     (20)     20,226,194    11,727,970    12,543,463      22.0
            Ocotillo Units 1-2          06-2020    60 - R2.5     (20)      2,407,622     2,023,821       865,325      16.3
                                                                        ----------------------------------------
            Total Account 315


                                                                 THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                                 DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                                 ------------------------------------------------------------------
                                             CALCULATED ANNUAL            ANNUAL ACCRUAL                    ANNUAL ACCRUAL
                                                  ACCRUAL                  SERVICE LIFE                       NET SALVAGE
                                       ------------------------  --------------------------------- --------------------------------
         DEPRECIABLE GROUP               AMOUNT        RATE            AMOUNT            RATE            AMOUNT           RATE
-------------------------------------  --------    ------------  ------------------  ------------- ------------------  ------------
               (1)                       (9)       (10)=(9)/(5)          (11)=       (12)=(11)/(5)        (13)=        (14)=(13)/(5)
                                                                 (9)"100/(100+(-4))                (9)"(-4)/100+(-4))
STEAM PRODUCTION PLANT
   311   Structures and Improvements
            Cholla Unit 1                52,286       2.44%            $43,572            2.03%            $8,714          0.41%
            Cholla Unit 2               135,345       2.69%            112,787            2.25%            22,557          0.45%
            Cholla Unit 3               211,203       2.20%            176,002            1.84%            35,200          0.37%
            Cholla Common               808,128       2.23%            673,440            1.86%           134,688          0.37%
            Four Corners Units 1-3      642,063       4.02%            535,052            3.35%           107,010          0.67%
            Four Corners Units 4-5      220,512       2.40%            183,760            2.00%            36,752          0.40%
            Four Corners Common          93,599       2.37%             77,999            1.98%            15,600          0.40%
            Navajo Units 1-3            894,107       3.29%            745,089            2.74%           149,018          0.55%
            Ocotillo Units 1-2          143,934       3.80%            119,945            3.17%            23,989          0.63%
            Saguaro Units 1-2            83,756       3.42%             69,796            2.85%            13,959          0.57%
            Yucca Unit 1                  7,822       1.69%              6,519            1.41%             1,304          0.28%
                                     ----------                     ----------                         ----------
            Total Account 311         3,292,754       2.84%          2,743,962            2.37%           548,792          0.47%

   312   Boiler Plant Equipment
            Cholla Unit 1             1,053,162       3.98%            877,635            3.32%           175,527          0.66%
            Cholla Unit 2             3,729,210       2.65%          3,107,675            2.21%           621,535          0.44%
            Cholla Unit 3             2,634,729       2.62%          2,195,607            2.19%           439,121          0.44%
            Cholla Common               638,027       2.82%            531,689            2.35%           106,338          0.47%
            Four Corners Units 1-3    9,548,259       4.84%          7,956,883            4.04%         1,591,377          0.81%
            Four Corners Units 4-5    3,149,510       2.82%          2,624,592            2.35%           524,918          0.47%
            Four Corners Common          78,785       2.39%             65,655            2.00%            13,131          0.40%
            Navajo Units 1-3          5,304,365       3.55%          4,420,304            2.96%           884,061          0.59%
            Ocotillo Units 1-2          728,779       3.02%            607,316            2.51%           121,463          0.50%
            Saguaro Units 1-2         1,144,063       4.69%            953,385            3.91%           190,677          0.78%
                                     ----------                     ----------                         ----------
            Total Account 312        28,008,889       3.50%         23,340,741            2.92%         4,668,148          0.58%

   314   Turbogenerator Units
            Cholla Unit 1               360,083       3.46%            300,069            2.88%            60,014          0.58%
            Cholla Unit 2               681,575       2.39%            567,979            1.99%           113,596          0.40%
            Cholla Unit 3             1,030,039       2.60%            858,366            2.17%           171,673          0.43%
            Cholla Common                14,550       2.30%             12,125            1.92%             2,425          0.38%
            Four Corners Units 1-3    1,440,170       3.96%          1,200,142            3.30%           240,028          0.66%
            Four Corners Units 4-5      391,619       2.70%            326,349            2.25%            65,270          0.45%
            Four Corners Common          30,963       1.79%             25,802            1.49%             5,160          0.30%
            Navajo Units 1-3            672,039       2.76%            560,033            2.30%           112,007          0.46%
            Ocotillo Units 1-2          427,612       2.76%            356,343            2.30%            71,269          0.46%
            Saguaro Units 1-2           559,528       3.44%            466,273            2.87%            93,255          0.57%
                                     ----------                     ----------                         ----------
            Total Account 314         5,608,177       2.98%          4,673,481            2.49%           934,696          0.50%

   315   Accessory Electric Equipment
            Cholla Unit 1               152,199       3.20%            126,833            2.67%            25,367          0.53%
            Cholla Unit 2               955,676       2.26%            796,396            1.89%           159,279          0.38%
            Cholla Unit 3               688,871       2.30%            574,059            1.92%           114,812          0.38%
            Cholla Common               104,196       2.33%             86,830            1.94%            17,366          0.39%
            Four Corners Units 1-3      765,026       4.68%            637,521            3.90%           127,504          0.78%
            Four Corners Units 4-5      230,891       2.51%            192,409            2.10%            38,482          0.42%
            Four Corners Common          48,163       1.85%             40,136            1.55%             8,027          0.31%
            Navajo Units 1-3            570,157       2.82%            475,131            2.35%            95,026          0.47%
            Ocotillo Units 1-2           53,087       2.20%             44,240            1.84%             8,848          0.37%

                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002


                                                                                                                   CALCULATED
                                                                                                                     ANNUAL
                                   PROBABLE  ESTIMATED   NET     ORIGINAL       BOOK                 COMPOSITE      ACCRUAL
                                  RETIREMENT SURVIVOR  SALVAGE   COST AT    ACCUMULATED    FUTURE    REMAINING  --------------
     DEPRECIABLE GROUP               YEAR     CURVE    PERCENT   12/31/02   DEPRECIATION  ACCRUALS     LIFE    AMOUNT      RATE
--------------------------------- ---------- --------  -------   --------   ------------  --------   --------- ------   ------------
         (1)                         (2)       (3)       (4)       (5)          (6)         (7)         (8)     (9)     (10)=(9)/(5)
      SAGUARO UNITS 1-2            06-2014   60 - R2.5   (20)     2,654,661    2,355,021     830,572    11.2      74,158      2.79%
                                                              ------------- ------------ -----------          ----------
        Total Account 315                                       134,807,415   80,088,776  81,680,122           3,642,425      2.70%

 316  Miscellaneous Power Plant Equipment
        Cholla Unit 1              06-2017   40 - R2     (20)     2,315,189    1,189,333   1,588,894    13.5     117,696      5.08%
        Cholla Unit 2              06-2033   40 - R2     (20)     4,846,431    2,631,492   3,184,225    22.1     144,083      2.97%
        Cholla Unit 3              06-2035   40 - R2     (20)     4,138,531    1,990,199   2,976,038    23.8     125,044      3.02%
        Cholla Common              06-2035   40 - R2     (20)     7,096,069    2,439,747   6,075,536    25.8     235,486      3.32%
        Four Corners Units 1-3     06-2016   40 - R2     (20)     4,330,612      925,502   4,271,232    13.1     326,048      7.53%
        Four Corners Units 4-5     06-2031   40 - R2     (20)     3,304,340    1,402,561   2,562,647    23.0     111,419      3.37%
        Four Corners Common        06-2031   40 - R2     (20)     8,133,224    3,483,659   6,276,210    23.2     270,526      3.33%
        Navajo Units 1-3           06-2026   40 - R2     (20)    11,805,250    5,248,830   8,917,470    20.2     441,459      3.74%
        Ocotillo Units 1-2         06-2020   40 - R2     (20)     3,711,192    1,301,603   3,151,827    16.2     194,557      5.24%
        Saguaro Units 1-2          06-2014   40 - R2     (20)     3,191,024    1,340,385   2,488,844    10.9     228,334      7.16%
        Yucca Unit 1               06-2016   40 - R2     (20)       452,868      359,801     183,641    12.2      15,053      3.32%
                                                              ------------- ------------ -----------          ----------
        Total Account 316                                        53,324,730   22,313,112  41,676,564           2,209,705      4.14%

  TOTAL STEAM PRODUCTION PLANT                                1,292,132,201  740,269,083 810,289,558          42,761,950

NUCLEAR PRODUCTION PLANT
 321  Structures and Improvements
        Palo Verde Unit 1          12-2024   65 - R2.5     0    161,039,432   69,557,944  91,481,488    21.2   4,315,165      2.68%
        Palo Verde Unit 2          12-2025   65 - R2.5     0     88,415,270   38,859,061  49,556,209    22.0   2,252,555      2.55%
        Palo Verde Unit 3          03-2027   65 - R2.5     0    159,591,077   63,133,223  96,457,854    23.3   4,139,822      2.59%
        Palo Verde Water Reclamati 03-2027   65 - R2.5     0    125,593,913   51,122,827  74,471,086    23.2   3,209,961      2.56%
        Palo Verde Common          03-2027   65 - R2.5     0     98,127,309   39,316,906  58,810,403    23.2   2,534,931      2.58%
                                                              ------------- ------------ -----------          ----------
        Total Account 321                                       632,767,001  261,989,961 370,777,040          16,452,433      2.60%

 322  Reactor Plant Equipment
        Palo Verde Unit 1          12-2024   70 - R1      (2)   359,545,213  153,616,828 213,119,289    20.6  10,345,597      2.88%
        Palo Verde Unit 2          12-2025   70 - R1      (2)   176,362,235   72,582,559 107,306,921    21.5   4,991,020      2.83%
        Palo Verde Unit 3          03-2027   70 - R1      (2)   322,750,700  121,218,478 207,987,236    22.6   9,202,975      2.85%
        Palo Verde Water Reclamati 03-2027   70 - R1      (2)       123,313        7,176     118,603    23.0       5,157      4.18%
        Palo Verde Common          03-2027   70 - R1      (2)    26,449,873    9,583,436  17,395,434    22.6     769,709      2.91%
                                                                ----------- ------------- ----------          ----------
        Total Account 322                                       885,231,334  357,008,477 545,927,484          25,314,457      2.86%

 322.1 Reactor Plant Equipment - Steam Generators
        Palo Verde Unit 1          12-2005   Square      (17)    30,722,375   27,569,149   8,376,030     3.0   2,792,010      9.09%
        Palo Verde Unit 2          12-2003   Square      (17)    15,870,053   15,868,635   2,699,327     1.0   2,699,327     17.01%
        Palo Verde Unit 3          12-2007   Square      (17)    25,413,317   20,039,935   9,693,646     5.0   1,938,729      7.63%
                                                                ----------- ------------- ----------          ----------
        Total Account 322.1                                      72,005,745   63,477,719  20,769,003           7,430,066     10.32%

 323  Turbogenerator Units
        Palo Verde Unit 1          12-2024   60 - S0      (2)   117,808,078   51,570,896  68,593,344    19.9   3,446,902      2.93%
        Palo Verde Unit 2          12-2025   60 - S0      (2)    76,754,224   32,432,468  45,856,840    20.8   2,204,656      2.87%
        Palo Verde Unit 3          03-2027   60 - S0      (2)   142,895,088   55,838,987  89,914,003    21.8   4,124,496      2.89%
        Palo Verde Water Reclamati 03-2027   60 - S0      (2)       217,707       76,585     145,476    22.0       6,613      3.04%
        Palo Verde Common          03-2027   60 - S0      (2)     1,223,879      346,554     901,803    22.2      40,622      3.32%
                                                                ----------- ------------- ----------          ----------
        Total Account 323                                       338,898,976  140,265,490 205,411,466           9,823,287      2.90%

 324  Accessory Electric Equipment

                                                 THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                      ANNUAL ACCRUAL                  ANNUAL ACCRUAL
                                                       SERVICE LIFE                    NET SALVAGE
                                                    --------------------           ---------------------
     DEPRECIABLE GROUP                              AMOUNT       RATE              AMOUNT       RATE
---------------------------------                   ------   ------------          ------   ------------
         (1)                                         (11)=   (12)=(11)/(5)           (13)=  (14)=(13)/(5)
      SAGUARO UNITS 1-2                                61,799      2.33%              12,360      0.47%
                                                   ----------                     ----------
        Total Account 315                           3,035,354      2.25%             607,071      0.45%

 316  Miscellaneous Power Plant Equipment
        Cholla Unit 1                                  98,080      4.24%              19,616      0.85%
        Cholla Unit 2                                 120,069      2.48%              24,014      0.50%
        Cholla Unit 3                                 104,203      2.52%              20,841      0.50%
        Cholla Common                                 196,238      2.77%              39,248      0.55%
        Four Corners Units 1-3                        271,707      6.27%              54,341      1.25%
        Four Corners Units 4-5                         92,850      2.81%              18,570      0.56%
        Four Corners Common                           225,439      2.77%              45,088      0.55%
        Navajo Units 1-3                              367,882      3.12%              73,576      0.62%
        Ocotillo Units 1-2                            162,131      4.37%              32,426      0.87%
        Saguaro Units 1-2                             190,279      5.96%              38,056      1.19%
        Yucca Unit 1                                   12,544      2.77%               2,509      0.55%
                                                   ----------                     ----------
        Total Account 316                           1,841,421      3.45%             368,284      0.69%

  TOTAL STEAM PRODUCTION PLANT                     35,634,959                      7,126,992

NUCLEAR PRODUCTION PLANT
 321  Structures and Improvements
        Palo Verde Unit 1                           4,315,165      2.68%                   0      0.00%
        Palo Verde Unit 2                           2,252,555      2.55%                   0      0.00%
        Palo Verde Unit 3                           4,139,822      2.59%                   0      0.00%
        Palo Verde Water Reclamati                  3,209,961      2.56%                   0      0.00%
        Palo Verde Common                           2,534,931      2.58%                   0      0.00%
                                                   ----------                     ----------
        Total Account 321                          16,452,433      2.60%                   0      0.00%

 322  Reactor Plant Equipment
        Palo Verde Unit 1                          10,142,742      2.82%             202,855      0.06%
        Palo Verde Unit 2                           4,893,156      2.77%              97,863      0.06%
        Palo Verde Unit 3                           9,022,525      2.80%             180,450      0.06%
        Palo Verde Water Reclamati                      5,056      4.10%                 101      0.08%
        Palo Verde Common                             754,617      2.85%              15,092      0.06%
                                                   ----------                     ----------
        Total Account 322                          24,818,095      2.80%             496,362      0.06%

 322.1 Reactor Plant Equipment - Steam Generators
        Palo Verde Unit 1                           2,386,333      7.77%             405,677      1.32%
        Palo Verde Unit 2                           2,307,117     14.54%             392,210      2.47%
        Palo Verde Unit 3                           1,657,033      6.52%             281,696      1.11%
                                                   ----------                     ----------
        Total Account 322.1                         6,350,484      8.82%           1,079,582      1.50%

 323  Turbogenerator Units
        Palo Verde Unit 1                           3,379,315      2.87%              67,586      0.06%
        Palo Verde Unit 2                           2,161,427      2.82%              43,229      0.06%
        Palo Verde Unit 3                           4,043,623      2.83%              80,872      0 06%
        Palo Verde Water Reclamati                      6,483      2.98%                 130      0.06%
        Palo Verde Common                              39,825      3.25%                 797      0.07%
                                                   ----------                     ----------
        Total Account 323                           9,630,674      2.84%             192,613      0.06%

 324  Accessory Electric Equipment

                         ARIZONA PUBLIC SERVICE COMPANY
       SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND
                   CALCULATED REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                          PROBABLE    ESTIMATED      NET        ORIGINAL       BOOK                        COMPOSITE
                                         RETIREMENT    SURVIVOR    SALVAGE      COST AT     ACCUMULATED        FUTURE      REMAINING
           DEPRECIABLE GROUP                YEAR        CURVE      PERCENT      12/31/02   DEPRECIATION       ACCRUALS       LIFE
---------------------------------------- ----------   ---------    -------   ------------  ------------     -----------    ---------
           (1)                               (2)         (3)         (4)          (5)          (6)              (7)           (8)
          Palo Verde Unit 1                12-2024    45 - R3        (2)      115,495,170    53,444,066      64,361,007      20.0
          Palo Verde Unit 2                12-2025    45 - R3        (2)       50,119,388    21,982,186      29,139,590      20.9
          Palo Verde Unit 3                03-2027    45 - R3        (2)       89,143,623    36,343,481      54,583,014      22.1
          Palo Verde Common                03-2027    45 - R3        (2)       17,918,193     7,299,463      10,977,094      22.0
                                                                            -------------   -----------   -------------

          Total Account 324                                                   272,676,374   119,069,196     159,060,705

325  Miscellaneous Power Plant Equipment
          Palo Verde Unit 1                12-2024    35 - R0.5      (2)       29,671,405    11,770,905      18,493,928      17.7
          Palo Verde Unit 2                12-2025    35 - R0.5      (2)       26,389,406     8,702,844      18,214,350      18.7
          Palo Verde Unit 3                03-2027    35 - R0.5      (2)       27,284,046     9,445,478      18,384,249      19.2
          Palo Verde Water Reclamati       03-2027    35 - R0.5      (2)           88,819        27,706          62,889      19.5
          Palo Verde Common                03-2027    35 - R0.5      (2)       48,459,510    15,382,218      34,046,482      19.4
                                                                            -------------   -----------   -------------

          Total Account 325                                                   131,893,186    45,329,151      89,201,899

   TOTAL NUCLEAR PRODUCTION PLANT                                           2,333,472,816   987,139,994   1,391,147,596

HYDRO PRODUCTION PLANT
   331  Structure and Improvement          12-2004    200-SQ          0           100,878       100,878               0       0.0
   332  Reservoirs, Dams and Water         12-2004    200-SQ          0           991,936     1,105,086        (113,150)      0.0
   333  Water Wheels, Turbines and         12-2004    200-SQ          0           157,196       157,196               0       0.0
   334  Accessory Electric Equipment       12-2004    200-SQ          0           627,611       627,611               0       0.0
   335  Miscellaneous Power Plant          12-2004    200-SQ          0           126,018       126,018               0       0.0
   336  Roads, Railroads and Bridges       12-2004    200-SQ          0            77,427        77,427               0       0.0

        Hydro Decomissioning Costs                                                      -     7,864,531       5,335,469       2.0
                                                                            -------------   -----------   -------------

   TOTAL HYDRO PRODUCTION PLANT                                                 2,081,066    10,058,747       5,222,319
OTHER PRODUCTION PLANT
   341  Structure and Improvements
          Douglas CT                       06-2017    80 - S1        (5)            4,562         4,148             642      13.9
          Ocotillo CT 1 - 2                06-2017    80 - S1        (5)          328,749       230,819         114,397      14.5
          Saguaro CT                       06-2017    80 - S1        (5)        1,288,525       466,917         885,980      14.4
          Solar Unit 1                                12 - SQ         0           375,512       383,809          (8,297)      3.6
          West Phoenix CT 1 - 2            06-2017    80 - S1        (5)          510,951       419,492         117,007      14.2
          West Phoenix Combined Cy         06-2031    80 - S1        (5)        6,706,722     2,438,522       4,603,536      28.1
          Yucca CT 1 - 4                   06-2016    80 - S1        (5)          452,751       222,815         252,574      13.4
                                                                            -------------   -----------   -------------

          Total Account 341                                                     9,667,772     4,166,576       5,965,809

   342  Fuel Holders, Products and Accessories
          Douglas CT                       06-2017    70 - S1        (5)          137,759       100,065          44,582      14.0
          Ocotillo CT 1 - 2                06-2017    70 - S1        (5)          719,859       517,984         237,868      14.0
          Saguaro CT                       06-2017    70 - S1        (5)        1,304,977     1,019,500         350,726      14.0
          West Phoenix CT 1 - 2            06-2017    70 - S1        (5)        1,437,533     1,123,270         386,140      14.0
          West Phoenix Combined Cy         06-2031    70 - S1        (5)       19,343,993     2,649,135      17,662,058      27.7
          Yucca CT 1 - 4                   06-2016    70 - S1        (5)        3,232,217     2,859,228         534,600      12.9
                                                                            -------------   -----------   -------------

          Total Account 342                                                    26,176,338     8,269,182      19,215,973

   343  Prime Movers
          Douglas CT                       06-2017    70 - L1.5       0         1,101,449       999,227         102,222      14.2
          Ocotillo CT 1 - 2                06-2017    70 - L1.5       0         6,679,324     5,679,469         999,855      14.1
          Seguaro CT                       06-2017    70 - L1.5       0         8,102,651     6,657,234       1,445,417      13.8
          West Phoenix CT 1 - 2            06-2017    70 - L1.5       0         8,802,636     6,220,272       2,582,364      14.2
          Yucca CT 1 - 4                   06-2016    70 - L1.5       0         7,920,584     7,302,457         618,127      14.2


                                                                        ------------------------------------------------------------
                                                                             THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                                           DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                                        ------------------------------------------------------------
                                              CALCULATED ANNUAL               ANNUAL ACCRUAL                  ANNUAL ACCRUAL
                                                   ACCURAL                     SERVICE LIFE                     NET SAVINGS
                                         --------------------------     --------------------------     -----------------------------
           DEPRECIABLE GROUP               AMOUNT          RATE           AMOUNT          RATE            AMOUNT            RATE
---------------------------------------- -----------   ------------     ----------   -------------     ----------      -------------
           (1)                               (9)       (10)=(9)/(5)       (11)=      (12)=(11)/(5)        (13)=        (14)=(13)/(5)
          Palo Verde Unit 1                3,218,050      2.79%          3,154,951          2.73%          63,099             0.05%
          Palo Verde Unit 2                1,394,239      2.78%          1,366,901          2.73%          27,338             0.05%
          Palo Verde Unit 3                2,469,820      2.77%          2,421,392          2.72%          48,428             0.05%
          Palo Verde Common                  498,959      2.78%            489,175          2.73%           9,784             0.05%
                                         -----------                   -----------                     ----------

          Total Account 324                7,861,068      2.78%          7,432,419          2.73%         148,648             0.05%

325  Miscellaneous Power Plant Equipment
          Palo Verde Unit 1                1,044,855      3.52%          1,024,367          3.45%          20,487             0.07%
          Palo Verde Unit 2                  974,029      3.69%            954,931          3.62%          19,099             0.07%
          Palo Verde Unit 3                  957,513      3.51%            938,738          3.44%          18,775             0.07%
          Palo Verde Water Reclamati           3,225      3.63%              3,162          3.56%              63             0.07%
          Palo Verde Common                1,754,973      3.62%          1,720,562          3.55%          34,411             0.07%
                                         -----------                   -----------                     ----------

          Total Account 325                4,734,595      3.59%          4,641,760          3.52%          92,835             0.07%

   TOTAL NUCLEAR PRODUCTION PLANT         71,335,907                    69,325,866                      2,010,041

HYDRO PRODUCTION PLANT
   331  Structure and Improvement                  0      0.00                   0          0.00%               0             0.00%
   332  Reservoirs, Dams and Water                 0      0.00                   0          0.00%               0             0.00%
   333  Water Wheels, Turbines and                 0      0.00                   0          0.00%               0             0.00%
   334  Accessory Electric Equipment               0      0.00                   0          0.00%               0             0.00%
   335  Miscellaneous Power Plant                  0      0.00                   0          0.00%               0             0.00%
   336  Roads, Railroads and Bridges               0      0.00                   0          0.00%               0             0.00%

        Hydro Decomissioning Costs         2,667,735                     2,667,735        100.00%               0             0.00%
                                         -----------                   -----------

   TOTAL HYDRO PRODUCTION PLANT            2,667,735                     2,667,735                              0
OTHER PRODUCTION PRODUCTION PLANT
   341  Structure and Improvements
          Douglas CT                              46      1.01%                 44          0.96%               2             0.05%
          Ocotillo CT 1 - 2                    7,887      2.40%              7,512          2.28%             376             0.11%
          Saguaro CT                          61,526      4.77%             58,597          4.55%           2,930             0.23%
          Solar Unit 1                             0      0.00% (2)              0          0.00%               0             0.00%
          West Pheonix CT 1 - 2                8,240      1.61%              7,848          1.54%             392             0.08%
          West Pheonix Combined Cy           163,827      2.44%            156,026          2.33%           7,801             0.12%
          Yucca CT 1 - 4                      18,849      4.16%             17,951          3.96%             898             0.20%
                                         -----------                   -----------                     ----------

          Total Account 341                  260,376      2.69%            247,977          2.56%          12,399             0.13%

   342  Fuel Holders, Products and Accessories
          Douglas CT                           3,184      2.31%              3,033          2.20%             152             0.11%
          Ocotillo CT 1 - 2                   16,991      2.36%             16,181          2.25%             809             0.11%
          Saguaro CT                          25,052      1.92%             23,859          1.83%           1,193             0.09%
          West Phoenix CT 1 - 2               27,581      1.92%             26,268          1.83%           1,313             0.09%
          West Phoenix Combined Cy           637,619      3.30%            607,257          3.14%          30,363             0.16%
          Yucca CT 1 - 4                      41,442      1.28%             39,468          1.22%           1,973             0.06%
                                         -----------                   -----------                     ----------

          Total Account 342                  751,870      2.87%            716,066          2.74%          35,803             0.14%

   343  Prime Movers
          Douglas CT                           7,199      0.65% (1)          7,199          0.65%               0             0.00%
          Ocotillo CT 1 - 2                   70,912      1.06%             70,912          1.06%               0             0.00%
          Saguaro CT                         104,740      1.29%            104,740          1.29%               0             0.00%
          West Phoenix CT 1 - 2              181,857      2.07%            181,857          2.07%               0             0.00%
          Yucca CT 1 - 4                      43,530      0.55% (1)         43,530          0.55%               0             0.00%
                                                                       -----------                     ----------

                         ARIZONA PUBLIC SERVICE COMPANY
         SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES
                 AND CALCULATED REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                        PROBABLE      ESTIMATED       NET       ORIGINAL         BOOK                      COMPOSITE
                                       RETIREMENT     SURVIVOR      SALVAGE     COST AT       ACCUMULATED      FUTURE      REMAINING
     DEPRECIABLE GROUP                    YEAR         CURVE        PERCENT     12/31/02      DEPRECIATION     ACCRUALS      LIFE
--------------------------             ---------      --------      -------     --------      ------------     --------    ---------
            (1)                           (2)           (3)           (4)         (5)             (6)            (7)          (8)
                                                                                -----------------------------------------
          Total Account 343                                                      32,606,644    26,858,659       5,747,985

344       Generators and Devices
           Douglas CT                  06-2017        37 - R3          0            551,765       542,840           8,925       9.7
           Ocotillo CT 1 - 2           06-2017        37 - R3          0          6,402,044     3,500,409       2,901,635      13.6
           Saguaro CT                  06-2017        37 - R3          0          4,185,247     2,504,957       1,680,290      13.0
           Solar Unit 1                               12 - SQ          0          6,933,081     3,289,918       3,643,163       7.8
           West Phoenix CT 1 - 2       06-2017        37 - R3          0          4,115,901     3,202,560         913,341      12.3
           West Phoenix Combined Cy    06-2031        37 - R3         (2)        81,920,222    11,983,119      71,575,507      26.2
           Yucca CT 1 - 4              06-2016        37 - R3          0          5,395,818     4,370,148       1,025,670      11.6
                                                                                -----------------------------------------

           Total Account 344                                                    109,504,078    29,393,951      81,748,531

345       Accessory Electric Equipment
           Douglas CT                  06-2017        50 - S2          0            353,277       313,549          39,728      13.1
           Ocotillo CT 1 - 2           06-2017        50 - S2          0          1,494,636     1,281,843         212,793      13.2
           Saguaro CT                  06-2017        50 - S2          0          1,715,774     1,389,500         326,274      13.4
           Solar Unit 1                               12 - SQ          0            169,527        40,179         129,348       9.9
           West Phoenix CT 1 - 2       06-2017        50 - S2          0          1,557,744     1,315,426         242,318      13.2
           West Phoenix Combined Cy    06-2031        50 - S2          0         11,925,645     2,562,942       9,362,703      27.8
           Yucca CT 1 - 4              06-2016        50 - S2          0          2,166,526     1,817,969         348,557      13.0
                                                                                -----------------------------------------

           Total Account 345                                                     19,383,129     8,721,408      10,661,721

346       Miscellaneous Power Plant Equipment
           Douglas CT                  06-2017        70 - L1          0             40,913        30,160          10,753      13.8
           Ocotillo CT 1 - 2           06-2017        70 - L1          0            553,173       418,696         134,477      14.0
           Saguaro CT                  06-2017        70 - L1          0            790,906       410,357         380,549      14.1
           West Phoenix CT 1 - 2       06-2017        70 - L1          0            957,431       508,533         448,898      14.1
           West Phoenix Combined Cy    06-2031        70 - L1          0          2,608,877       895,856       1,713,021      26.6
           Yucca CT 1 - 4              06-2016        70 - L1          0            427,175       357,633          69,542      13.2
                                                                                -----------------------------------------

           Total Account 346                                                      5,378,475     2,621,235       2,757,240

TOTAL OTHER PRODUCTION PLANT                                                    202,716,438    80,031,011     126,097,259


(1) Staff's reallocation of reserves caused account to have a remaining Net Book Value. APS selected the longest life of other plant in that FERC account to calculate remaining life.

(2) Account is fully depreciated and, therefore, should have zero depreciation, not negative depreciation.

TRANSMISSION PLANT
352       Structures and Improvements                 50 - R4         (5)        27,618,299    12,484,016      16,515,198      35.2
352.5     Structures and Improvements - SCE 500 KV Line                             409,725       424,897         (15,172)
353       Station Equipment                           57 - R1.5        0        428,736,305   130,140,054     298,596,251      45.7
353.5     Station Equipment - SCE 500 I                                           7,747,282     7,349,363         397,919
354       Towers and Fixtures                         60 - R3        (35)        83,464,531    46,097,366      66,579,751      38.3
354.5     Towers and Fixtures - SCE 50                                           13,752,584    17,477,965      (3,725,381)
355       Poles and Fixtures - Wood                   48 - R1.5      (35)        91,126,939    27,541,958      95,479,410      38.5
355.1     Poles and Fixtures - Steel                  55 - R3        (15)        83,067,888    22,833,440      72,694,631      45.1
355.5     Poles and Fixtures - SCE 500                                              930,308       692,575         237,733
356       Overhead Conductors and De                  55 - R3        (35)       205,771,417    94,269,666     183,521,747      38.5
356.5     Overhead Conductors and Devices - SCE 500 KV Line                      22,653,515    28,947,611      (6,294,096)
357       Underground Conduit                         48 - S1.5      (10)        10,444,362     4,087,064       7,401,734      35.7
358       Underground Conductors and                  40 - R3        (10)        18,551,254     9,702,854      10,703,525      26.3
                                                                                -----------------------------------------

TOTAL TRANSMISSION PLANT                                                        994,274,409   402,048,829     742,093,250




                                                                         ---------------------------------------------------------
                                                                             THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                                           DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                                         ---------------------------------------------------------
                                                 CALCULATED ANNUAL               ANNUAL ACCRUAL              ANNUAL ACCRUAL
                                                      ACCRUAL                     SERVICE LIFE                 NET SALVAGE
                                            -------------------------    --------------------------    ---------------------------
     DEPRECIABLE GROUP                       AMOUNT           RATE        AMOUNT           RATE         AMOUNT           RATE
--------------------------                  --------      ------------   --------     -------------    --------      -------------
            (1)                                (9)        (10)=(9)/(5)     (11)-      (12)=(11)/(5)      (13)-       (14)=(13)/(5)
                                            --------
          Total Account 343                    408,237    1.25%             408,237       1.25%                0         0.00%

344       Generators and Devices
           Douglas CT                              920    0.17%                 920       0.17%                0         0.00%
           Ocotillo CT 1 - 2                   213,356    3.33%             213,356       3.33%                0         0.00%
           Saguaro CT                          129,253    3.09%             129,253       3.09%                0         0.00%
           Solar Unit 1                        467,072    6.74%             467,072       6.74%                0         0.00%
           West Phoenix CT 1 - 2                74,255    1.80%              74,255       1.80%                0         0.00%
           West Phoenix Combined Cy          2,731,890    3.33%           2,731,890       3.33%                0         0.00%
           Yucca CT 1 - 4                       88,420    1.64%              88,420       1.64%                0         0.00%
                                            ----------                   ----------                    ---------

           Total Account 344                 3,705,166    3.38%           3,705,166       3.38%                0         0.00%

345       Accessory Electric Equipment
           Douglas CT                            3,033    0.86%               3,033       0.86%                0         0.00%
           Ocotillo CT 1 - 2                    16,121    1.08%              16,121       1.08%                0         0.00%
           Saguaro CT                           24,349    1.42%              24,349       1.42%                0         0.00%
           Solar Unit 1                         13,065    7.71%              13,065       7.71%                0         0.00%
           West Phoenix CT 1 - 2                18,357    1.18%              18,357       1.18%                0         0.00%
           West Phoenix Combined Cy            336,788    2.82%             336,788       2.82%                0         0.00%
           Yucca CT 1 - 4                       26,812    1.24%              26,812       1.24%                0         0.00%
                                            ----------                   ----------                    ---------

           Total Account 345                   438,525    2.26%             438,525       2.26%                0         0.00%

346       Miscellaneous Power Plant Equipment
           Douglas CT                              779    1,90%                 779       1.90%                0         0.00%
           Ocotillo CT 1 - 2                     9,606    1.74%               9,606       1.74%                0         0.00%
           Saguaro CT                           26,989    3.41%              26,989       3.41%                0         0.00%
           West Phoenix CT 1 - 2                31,837    3.33%              31,837       3.33%                0         0.00%
           West Phoenix Combined Cy             64,399    2.47%              64,399       2.47%                0         0.00%
           Yucca CT 1 - 4                        5,268    1.23%               5,268       1.23%                0         0.00%
                                            ----------                   ----------                    ---------

           Total Account 346                   138,878    2.58%             138,878       2.58%                0         0.00%

TOTAL OTHER PRODUCTION PLANT                 5,703,052                    5,654,849                       48,202








TRANSMISSION PLANT
352       Structures and Improvements          469,182    1.70%             446,840       1.62%           22,342         0.08%
352.5     Structures and Improvements -
          SCE 500 KV Line                       13,316    3.25% (a)          13,316       3.25%                0         0.00%
353       Station Equipment                  6,538,127    1.52%           6,538,127       1.52%                0         0.00%
353.5     Station Equipment - SCE 500 I        251,787    3.25% (a)         251,787       3.25%                0         0.00%
354       Towers and Fixtures                1,738,375    2.08%           1,287,685       1.54%          450,690         0.54%
354.5     Towers and Fixtures - SCE 50         446,959    3.25% (a)         446,959       3.25%                0         0.00%
355       Poles and Fixtures - Wood          2,479,985    2.72%           1,837,026       2.02%          642,959         0.71%
355.1     Poles and Fixtures - Steel         1,611,854    1.94%           1,401,612       1.69%          210,242         0.25%
355.5     Poles and Fixtures - SCE 500          30,235    3.25% (a)          30,235       3.25%                0         0.00%
356       Overhead Conductors and De         4,766,799    2.32%           3,530,962       1.72%        1,235,837         0.60%
356.5     Overhead Conductors and Devices -
          SCE 500 KV Line                      736,239    3.25% (a)         736,239       3.25%                0         0.00%
357       Underground Conduit                  207,331    1.99%             188,483       1.80%           18,848         0.18%
358       Underground Conductors and           406,978    2.19%             369,980       1.99%           36,998         0.20%
                                            ----------                   ----------                    ---------

TOTAL TRANSMISSION PLANT                    19,697,167                   17,079,251                    2,617,916




                         ARIZONA PUBLIC SERVICE COMPANY
SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002



                                    PROBABLE   ESTIMATED   NET      ORIGINAL      BOOK                 COMPOSITE
                                   RETIREMENT  SURVIVOR  SALVAGE    COST AT   ACCUMULATED      FUTURE  REMAINING
     DEPRECIABLE GROUP                YEAR      CURVE    PERCENT    12/31/02  DEPRECIATION    ACCRUALS   LIFE
---------------------------------  ----------  --------- -------    --------  ------------    -------- ---------
         (1)                          (2)        (3)        (4)        (5)         (6)           (7)      (8)
DISTRIBUTION PLANT
 361    Structures and Improvements             45 - R2.5  (10)    25,815,042   10,429,908    17,966,638   33.1
 362    Station Equipment                       44 - L0.5    0    212,357,577   52,722,295   159,635,282   36.9
 364    Poles, Towers and Fixtures - V          38 - R0.5  (10)   284,200,711   81,128,434   231,492,348   30.9
 364.1  Poles, Towers and Fixtures - S          50 - R3     (5)    53,919,651    5,601,820    51,013,814   46.6
 365    Overhead Conductors and Ds              53 - O1    (10)   218,856,780   33,437,453   207,305,005   47.7
 366    Underground Conduit                     86 - O1     (5)   425,723,116   26,924,767   420,084,505   82.4
 367    Underground Conductors and              29 - L1     (5)   805,505,783  258,865,205   586,915,867   22.9
 368    Line Transformers                       36 - R3     (5)   486,837,053  235,537,009   275,641,897   24.6
 369    Services                                37 - S2    (10)   242,404,812   91,086,515   175,558,778   27.9
 370    Meters                                  29 - L0      0     91,330,710   34,836,184    56,494,526   21.8
 370.1  Electronic Meters                       26 - R1.5    0     54,691,249    8,612,961    46,078,288   23.3
 371    Installations On Customers Pn           60 - O2    (20)    25,335,831    3,863,126    26,539,871   45.0
 373    Street Lighting and Signal Sys          35 - R2    (20)    57,185,737   22,716,125    45,906,759   25.9
                                                                -------------  ----------- -------------

 TOTAL DISTRIBUTION PLANT                                       2,984,164,052  865,761,802 2,300,633,578


GENERAL PLANT
 390    Structures and Improvements             39 - R1    (15)    96,667,435    24,085,116     87,082,434  30.7
 391    Office Furniture and Equipment          20 - SQ      0     19,919,640    11,543,813      8,376,027  10.1
 391.1  Office Furniture and Equipment           8 - R3      0     38,654,946    15,103,632     23,551,314   5.3
 391.2  Office Furniture and Equipment          22 - R4      0      7,652,923     2,932,191      4,720,732  14.8
 393    Stores Equipment                        20 - SQ      0      1,227,371     1,235,746         (8,375)  2.8
 394    Tools, Shop and Garage Equip            20 - SQ      0     12,673,031     4,673,542      7,999,489  13.7
 395    Laboratory Equipment                    20 - L1      0      1,350,583       531,270        819,313  12.0
 397    Communication Equipment                 19 - S1.5    0     94,309,691    40,677,647     53,632,044  12.0
 398    Miscellaneous Equipment                 24 - S1.5    0      1,336,404       481,755        854,649  16.6
                                                                   ----------    ----------  ------------
 (2) Account is fully depreciated and, therefore, should have zero depreciation, not negative depreciation.

  TOTAL GENERAL PLANT                                             273,792,024   101,264,512    187,027,627
                                                                  -----------   -----------  -------------

TOTAL DEPRECIABLE PLANT STUDIED                                 8,082,632,804 3,186,573,978  5,562,511,188
                                                                ============= =============  =============

(a) Assets related to the 500 KV SCE Transmission Line are Depreciated at a rate of 3.25%.


STEAM PRODUCTION PLANT NOT STUDIED
 311    Structures and Improvements - West Phoenix                          0        80,895
 312    Boiler Plant Equipment - West Phoenix Units                         0       300,097
 312    Boiler Plant Equipment - Yucca Unit 1                         425,323       441,994
 314    Turbogenerator Units - West Phoenix Units 4                         0       314,512
 314    Turbogenerator Units - Yucca Unit 1                           184,916       188,319
 315    Accessory Electric Equipment - West Phoenix                    33,968        83,338
 315    Accessory Electric Equipment - Yucca Unit 1                   182,084       185,435
 316    Misc. Power Plant Equipment-West Phoenix L                     17,267             0
                                                                   ----------     ---------

 TOTAL STEAM PRODUCTION PLANT NOT STUDIED                             843,558     1,594,590

GENERAL PLANT NOT STUDIED
 392    Vehicles                                                   28,410,886    20,605,998
 396    Power Operated Equipment                                   27,947,651    18,603,989
                                                                   ----------    ----------

 TOTAL GENERAL PLANT NOT STUDIED                                   56,358,537    39,209,987

OTHER PROPERTY NOT STUDIED
 Intangible Plant
 301    Organization                                                   73,639


                                                                           THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                                         DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                   CALCULATED        --------------------------------------------------------------
                                                     ANNUAL                ANNUAL ACCRUAL                  ANNUAL ACCRUAL
                                                    ACCRUAL                 SERVICE LIFE                     NET SALVAGE
                                              ---------------------  ----------------------------    ------------------------------
     DEPRECIABLE GROUP                        AMOUNT      RATE          AMOUNT          RATE             AMOUNT         RATE
----------------------------------------      ------   ------------  ------------  --------------    ------------    --------------
         (1)                                   (9)     (10)=(9)/(5)     (11)=       (12)=(11)/(5)        (13)=         (14)=(13)/(5)
DISTRIBUTION PLANT
 361    Structures and Improvements            542,799    2.10%          493,453         1.91%          49,345           0.19%
 362    Station Equipment                    4,332,029    2.04%        4,332,029         2.04%               0           0.00%
 364    Poles, Towers and Fixtures - V       7,491,662    2.64%        6,810,602         2.40%         681,060           0.24%
 364.1  Poles, Towers and Fixtures - S       1,094,717    2.03%        1,042,588         1.93%          52,129           0.10%
 365    Overhead Conductors and Ds           4,346,017    1.99%        3,950,924         1.81%         395,092           0.18%
 366    Underground Conduit                  5,098,113    1.20%        4,855,346         1.14%         242,787           0.06%
 367    Underground Conductors and          25,629,514    3.18%       24,409,061         3.03%       1,220,453           0.15%
 368    Line Transformers                   11,204,955    2.30%       10,571,386         2.19%         533,569           0.11%
 369    Services                             6,292,429    2.60%        5,720,390         2.36%         572,039           0.24%
 370    Meters                               2,596,256    2.84%        2,596,256         2.84%               0           0.00%
 370.1  Electronic Meters                    1,975,913    3.61%        1,975,913         3.61%               0           0.00%
 371    Installation On Customers Pn           589,775    2.33%          491,479         1.94%          98,296           0.39%
 373    Street Lighting and Signal Sys       1,772,462    3.10%        1,477,051         2.58%         295,410           0.52%
                                           -----------               -----------                    ----------

 TOTAL DISTRIBUTION PLANT                   72,966,640                68,826,478                     4,140,162


GENERAL PLANT
 390    Structures and Improvements          2,836,561    2.93%        2,466,575         2.55%         396,986           0.38%
 391    Office Furniture and Equipment         829,310    4.16%          829,310         4.16%               0           0.00%
 391.1  Office Furniture and Equipment       4,418,633   11.43%        4,418,633        11.43%               0           0.00%
 391.2  Office Furniture and Equipment         318,968    4.17%          318,968         4.17%               0           0.00%
 393    Stores Equipment                             0    0.00% (2)            0         0.00%               0           0.00%
 394    Tools, Shop and Garage Equip           583,904    4.61%          583,904         4.61%               0           0.00%
 395    Laboratory Equipment                    68,504    5.07%           68,504         5.07%               0           0.00%
 397    Communication Equipment              4,469,337    4.74%        4,469,337         4.74%               0           0.00%
 398    Miscellaneous Equipment                 51,454    3.85%           51,454         3.85%               0           0.00%
                                           -----------               -----------                    ----------
 (2) Account is fully depreciated and, therefore, should have zero depreciation, not negative depreciation.

  TOTAL GENERAL PLANT                       13,576,672                13,206,685                       396,986
                                           -----------               -----------                    ----------

TOTAL DEPRECIABLE PLANT STUDIED            228,709,123               212,395,824                    16,313,299
                                           ===========               ===========                    ==========

(a) Assets related to the 500 KV SCE Transmission Line are Depreciated at a rate of 3.25%.


                         ARIZONA PUBLIC SERVICE COMPANY
  SCHEDULE 1. SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED
                         REMAINING LIFE ANNUAL ACCRUALS
                 RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002



                                            PROBABLE   ESTIMATED    NET       ORIGINAL        BOOK                  COMPOSITE
                                           RETIREMENT  SURVIVOR   SALVAGE      COST AT    ACCUMULATED     FUTURE    REMAINING
          DEPRECIABLE GROUP                   YEAR       CURVE    PERCENT     12/31/02    DEPRECIATION   ACCRUALS     LIFE
-----------------------------------------  ----------  ---------  -------     --------    ------------   ---------  ---------
                (1)                            (2)        (3)       (4)         (5)           (6)           (7)        (8)

302   Franchises and Consents                                                    883,584
303   Miscellaneous Intangible Plant                                         201,550,375

Leased Property
---------------
321   Structures and Improvements                                              1,633,193
322   Reactor Plant Equipment                                                  9,670,223
323   Turbogenerator Units                                                     2,705,885
324   Accessory Electric Equipment                                               944,788
325   Miscellaneous Power Plant Equipment                                        563,135
361   Structures and Improvements                                                195,512
368   Line Transformers                                                          179,394
371   Installations On Customers Premises                                         60,386
390   Structures and Improvements                                             11,160,324
397   Communication Equipment                                                    245,938
                                                                           ----------------------------

TOTAL OTHER PROPERTY NOT STUDIED                                             229,866,377    120,727,768
                                                                           ----------------------------

TOTAL DEPRECIABLE PLANT IN SERVICE                                         8,369,701,276  3,348,106,323
                                                                           ============================

NONDEPRECIABLE PLANT
310   Land and Land Rights                                                     3,295,268
320   Land and Land Rights                                                     3,399,728
330   Land and Land Rights                                                        64,500
340   Land and Land Rights                                                        28,192
350   Land and Land Rights                                                    50,808,274
360   Land and Land Rights                                                    26,755,119
389   Land and Land Rights                                                     7,327,436
                                                                           -------------

TOTAL NONDEPRECIABLE                                                          91,678,517
                                                                           -------------

TOTAL PLANT IN SERVICE                                                     8,461,379,793
                                                                           =============

                                                                         ----------------------------------------------------------
                                                                            THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                                           DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE
                                                                         ----------------------------------------------------------
                                                 CALCULATED ANNUAL              ANNUAL ACCRUAL               ANNUAL ACCRUAL
                                                      ACCRUAL                    SERVICE LIFE                  NET SALVAGE
                                           ----------------------------  ----------------------------  ----------------------------
          DEPRECIABLE GROUP                    AMOUNT          RATE         AMOUNT           RATE          AMOUNT         RATE
-----------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
                (1)                             (9)        (10)=(9)/(5)      (11)=      (12)=(11)/(5)       (13)=     (14)=(13)/(5)

302   Franchises and Consents
303   Miscellaneous Intangible Plant

Leased Property
---------------
321   Structures and Improvements
322   Reactor Plant Equipment
323   Turbogenerator Units
324   Accessory Electric Equipment
325   Miscellaneous Power Plant Equipment
361   Structures and Improvements
368   Line Transformers
371   Installations On Customers Premises
390   Structures and Improvements
397   Communication Equipment


TOTAL OTHER PROPERTY NOT STUDIED


TOTAL DEPRECIABLE PLANT IN SERVICE


NONDEPRECIABLE PLANT
310   Land and Land Rights
320   Land and Land Rights
330   Land and Land Rights
340   Land and Land Rights
350   Land and Land Rights
360   Land and Land Rights
389   Land and Land Rights


TOTAL NONDEPRECIABLE


TOTAL PLANT IN SERVICE


                        PINNACLE WEST ENERGY CORPORATION

SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED REMAINING LIFE
         ANNUAL ACCRUALS RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                                                                                                 CALCULATED
                                                                                                                   ANNUAL
                                 PROBABLE  ESTIMATED   NET    ORIGINAL       BOOK                 COMPOSITE        ACCRUAL
                                RETIREMENT SURVIVOR  SALVAGE  COST AT    ACCUMULATED     FUTURE   REMAINING   --------------------
     DEPRECIABLE GROUP             YEAR     CURVE    PERCENT  12/31/02   DEPRECIATION   ACCRUALS    LIFE      AMOUNT      RATE
------------------------------- ---------- --------- -------  --------   ------------   --------  ---------   ------  ------------
         (1)                         (2)       (3)     (4)       (5)         (6)           (7)       (8)       (9)    (10)=(9)/(5)
 OTHER PRODUCTION
341  Structures and Improvements
      West Phoenix CC 4           6-2056  80 - S1      (5)     3,768,898       69,749    3,887,594  49.71      78,205     2.08%

342  Fuel Holders, Products and Accessories
      West Phoenix CC 4           6-2056  70 - S1      (5)     4,135,109       62,598    4,279,266  48.32      88,561     2.14%

343  Prime Movers
      West Phoenix CC 4           6-2056  70 - L1.5    (2)    57,116,985      919,686   57,339,639  46.94   1,221,552     2.14%

344  Generators and Devices
      Redhawk CC Units 1 & 2      6-2057  70 - O4      (3)   546,899,426   13,736,086  549,570,323  34.03  16,149,583     2.95%
      West Phoenix CC 4           6-2056  37 - R3      (2)    14,296,553       28,896   14,553,588  35.47     410,307     2.87%
      Saguaro CT 3                6-2047  37 - R3       0     37,659,176       75,121   37,584,055  35.49   1,059,004     2.81%
                                                             -----------   ----------  -----------         ----------

      Total Account 344                                      598,855,155   13,840,103  601,707,966         17,618,894     2.94%
                                                             -----------   ----------  -----------         ----------     -----

  TOTAL OTHER PRODUCTION PLANT                               663,876,147   14,892,136  667,214,465         19,007,213

TRANSMISSION
353  Station Equipment
      Redhawk CC Units 1 & 2              57 - R1.5     0     46,000,000      569,193   45,430,807  56.59     802,806     1.75%
      West Phoenix CC 4                   57 - R1.5     0      1,953,105       72,502    1,880,603  55.77      33,721     1.73%
                                                             -----------   ----------  -----------         ----------

      Total Account 353                                       47,953,105      641,695   47,311,410            836,527     1.74%

355  Poles and Fixtures- Steel
      Redhawk CC Units 1 & 2              55 - R3     (15)     1,500,000       23,458    1,701,542  54.50      31,221     2.08%

356  Overhead Conductors and Devices
      Redhawk CC Units 1 & 2              55 - R3     (35)     1,500,000       23,458    2,001,542  54.50      36,726     2.45%
                                                             -----------   ----------  -----------         ----------
  TOTAL TRANSMISSION PLANT                                    50,953,105      688,611   51,014,494            904,473
                                                             -----------   ----------  -----------         ----------
DEPRECIATE PROPERTY TOTALS                                   714,829,252   15,580,747  718,228,959         19,911,686

NONDEPRECIABLE PLANT
340  Land
      Redhawk CC Common                                        2,246,597
      West Phoenix CC 4                                           32,909           70
                                                             -----------   ----------
     TOTAL NONDEPRECIABLE PLANT                                2,279,507           70
TOTAL PWE PLANT IN SERVICE                                   717,108,759   15,580,817
                                                             ===========   ==========

                                    20 of 21

                        PINNACLE WEST ENERGY CORPORATION

SUMMARY OF SERVICE LIFE AND NET SALVAGE ESTIMATES AND CALCULATED REMAINING LIFE
         ANNUAL ACCRUALS RELATED TO ELECTRIC PLANT AT DECEMBER 31, 2002

                                                                                                                 CALCULATED
                                                                                                                   ANNUAL
                                 PROBABLE  ESTIMATED   NET    ORIGINAL       BOOK                 COMPOSITE        ACCRUAL
                                RETIREMENT SURVIVOR  SALVAGE  COST AT    ACCUMULATED     FUTURE   REMAINING   --------------------
     DEPRECIABLE GROUP             YEAR     CURVE    PERCENT  12/31/02   DEPRECIATION   ACCRUALS    LIFE      AMOUNT      RATE
------------------------------- ---------- --------- -------  --------   ------------   --------  ---------   ------  ------------
         (1)                         (2)       (3)      (4)      (5)         (6)           (7)       (8)       (9)    (10)=(9)/(5)
OTHER PRODUCTION
341  Structures and Improvements
      West Phoenix CC 4           6-2056  80 - S1     (5)     $3,768,898      $69,749   $3,887,594  49.71      78,205     2.08%

342  Fuel Holders, Products and Accessories
      West Phoenix CC 4           6-2056  70 - S1     (5)      4,135,109       62,598    4,279,266  48.32      88,561     2.14%

343  Prime Movers
      West Phoenix CC 4           6-2056  70 - L1.5   (2)     57,116,985      919,686   57,339,639  46.94   1,221,552     2.14%

344  Generators and Devices
      Redhawk CC Units 1 & 2      6-2057  70 - O4     (3)    546,899,426   13,736,086  549,570,323  34.03  16,149,583     2.95%
      West Phoenix CC 4           6-2056  37 - R3     (2)     14,296,553       28,896   14,553,588  35.47     410,307     2.87%
      Saguaro CT 3                6-2047  37 - R3      0      37,659,176       75,121   37,584,055  35.49   1,059,004     2.81%
                                                            ------------  -----------  -----------         ----------

      Total Account 344                                      598,855,155   13,840,103  601,707,966         17,618,894     2.94%
                                                            ------------  -----------  -----------         ----------

  TOTAL OTHER PRODUCTION PLANT                               663,876,147   14,892,136  667,214,465         19,007,213

TRANSMISSION
353  Station Equipment
      Redhawk CC Units 1 & 2              57 - R1.5    0      46,000,000      569,193   45,430,807  56.59     802,806     1.75%
      West Phoenix CC 4                   57 - R1.5    0       1,953,105       72,502    1,880,603  55.77      33,721     1.73%
                                                            ------------  -----------  -----------         ----------

      Total Account 353                                       47,953,105      641,695   47,311,410            836,527     1.74%

355  Poles and Fixtures- Steel
      Redhawk CC Units 1 & 2              55 - R3    (15)      1,500,000       23,458    1,701,542  54.50      31,221     2.08%

356  Overhead Conductors and Devices
      Redhawk CC Units 1 & 2              55 - R3    (35)      1,500,000       23,458    2,001,542  54.50      36,726     2.45%
                                                            ------------  -----------  -----------         ----------
  TOTAL TRANSMISSION PLANT                                    50,953,105      688,611   51,014,494            904,473
                                                            ------------  -----------  -----------         ----------
DEPRECIATE PROPERTY TOTALS                                  $714,829,252  $15,580,747 $718,228,959        $19,911,686

NONDEPRECIABLE PLANT
340  Land
      Redhawk CC Common                                        2,246,597
      West Phoenix CC 4                                           32,909           70
                                                            ------------  -----------
     TOTAL NONDEPRECIABLE PLANT                                2,279,507           70
TOTAL PWE PLANT IN SERVICE                                  $717,108,759  $15,580,817
                                                            ============  ===========

                                                             THE CALCULATED ANNUAL ACCRUAL (9) IS MADE UP OF TWO
                                                           DEPRECIATION COMPONENTS - SERVICE LIFE AND NET SALVAGE

                                                          ANNUAL ACCRUAL                            ANNUAL ACCRUAL
                                                           SERVICE LIFE                              NET SALVAGE
                                             ------------------------------------         ----------------------------------
     DEPRECIABLE GROUP                       AMOUNT                      RATE             AMOUNT                    RATE
-------------------------------              -----------------      -------------         ------------------   -------------
         (1)                                 (11) =                 (12)=(11)/(5)         (13) =               (14)=(13)/(5)
                                             (9)*100/100+(-4))                            (9)*(-4)(100+(-4))
OTHER PRODUCTION
341  Structures and Improvements
      West Phoenix CC 4                      $74,481                     1.98%            $3,724                   0.10%

342  Fuel Holders, Products and Accessories
      West Phoenix CC 4                      $84,344                     2.04%            $4,217                   0.10%

343  Prime Movers
      West Phoenix CC 4                   $1,197,600                     2.10%           $23,952                   0.04%

344  Generators and Devices
      Redhawk CC Units 1 & 2             $15,679,207                     2.87%          $470,376                   0.09%
      West Phoenix CC 4                     $402,262                     2.81%            $8,045                   0.06%
      Saguaro CT 3                        $1,059,004                     2.81%                $0                   0.00%
                                                                                        --------

      Total Account 344                  $17,140,473                     2.86%          $478,421                   0.08%
                                         -----------                                    --------
  TOTAL OTHER PRODUCTION PLANT            18,496,898                                     510,315

TRANSMISSION
353  Station Equipment
      Redhawk CC Units 1 & 2                $802,806                     1.75%                $0                   0.00%
      West Phoenix CC 4                      $33,721                     1.73%                $0                   0.00%
                                         -----------                                    --------
      Total Account 353                     $836,527                      1.74%               $0

355  Poles and Fixtures- Steel
      Redhawk CC Units 1 & 2                 $27,149                     1.81%            $4,072                   0.27%

356  Overhead Conductors and Devices
      Redhawk CC Units 1 & 2                 $27,204                     1.81%            $9,521                   0.63%
                                         -----------                                    --------
 TOTAL TRANSMISSION PLANT                    890,880                                      13,594
                                         -----------                                    --------
DEPRECIATE PROPERTY TOTALS               $19,387,778                                    $523,908

NONDEPRECIABLE PLANT
340  Land
      Redhawk CC Common
      West Phoenix CC 4

     TOTAL NONDEPRECIABLE PLANT
TOTAL PWE PLANT IN SERVICE

                                    21 of 21

                                                                      APPENDIX B
                                                                          1 of 3

                     PRELIMINARY ENERGY EFFICIENCY DSM PLAN
                         ARIZONA PUBLIC SERVICE COMPANY

  PROGRAMS ORGANIZED BY                                                                                            BUDGET (1)
MARKET OR CUSTOMER SEGMENT                 PROGRAM DESCRIPTIONS: ELEMENTS/CONCEPTS/STRATEGIES/TACTICS             (MILLIONS)
--------------------------  -----------------------------------------------------------------------------------   -----------
C&I New Construction        -    Energy efficient schools
                            -    New construction, renovation, remodeling, equipment replacement
                            -    Early project identification
                            -    Design assistance
                            -    Education and training for designers
                            -    High efficiency HVAC, lighting and lighting design, motors/drives, systems and
                                 processes, cool roofs/materials (prescriptive and custom measures)                  $2.7
                            -    Commissioning(2)
                            -    Promotion of high performance buildings, including LEED certification
                            -    Building code support

C&I Retrofit of Existing    -    Energy efficient schools retrofit, including financial incentives
Facilities                  -    Large/medium C&I customers
                            -    High efficiency HVAC, lighting, motors/drives, O&M, systems and processes, cool roofs/materials (prescriptive and custom measures)
                            -    Building operator training and certification
                            -    Retro-commissioning(3)                                                              $2.5
                            -    Vendor and contractor training
                            -    National accounts/franchises
                            -    Municipal financial incentives
                            -    Education and information

Small Business              -    Lighting, HVAC, refrigeration
                            -    Technical assistance
                            -    Vendors market directly to customers in a one-stop, turnkey approach                $1.7
                            -    Financial incentives

     C&I SUBTOTAL                                                                                                    $6.9

----------
(1) Includes incremental labor

(2) Commissioning uses a systematic process to optimize a new building's operations, and to ensure that new buildings operate and perform as intended by their designers, supported with documentation and training.

(3) Retro-commissioning uses a systematic process to improve and optimize an existing building's operations and to support those improvements with enhanced documentation and training.

                                                                      APPENDIX B
                                                                          2 of 3

                     PRELIMINARY ENERGY EFFICIENCY DSM PLAN
                         ARIZONA PUBLIC SERVICE COMPANY

  PROGRAMS ORGANIZED BY                                                                                             BUDGET
MARKET OR CUSTOMER SEGMENT             PROGRAM DESCRIPTIONS: ELEMENTS/CONCEPTS/STRATEGIES/TACTICS                 (MILLIONS)
--------------------------  -----------------------------------------------------------------------------------   ----------
 Residential New            -    Energy Star Plus equivalent (high performance) homes for leading builders
  Construction              -    Energy Star equivalent promotion for the mainstream builders
                            -    Builder/contractor/realtor training
                            -    Guaranteed heating/cooling
                            -    Home performance testing                                                            $2.4
                            -    Lighting and appliances packages
                            -    Building code support

Residential Existing        -    HVAC contractor training and certification, systems approach
Homes and HVAC              -    High efficiency HVAC systems
                            -    Duct testing and sealing
                            -    Home performance testing                                                            $1.4
                            -    Other cost-effective measures, including insulation and trees
                            -    Consumer education

Residential Consumer        -    Energy Star consumer products (lighting, appliances, windows)
Products                    -    Point of purchase displays/education
                            -    Cooperative advertising/marketing
                            -    Industry partnerships and buy downs                                                 $1.4
                            -    Retailing training
                            -    Federal efficiency standards support

Residential Low Income      -    Expand existing low income weatherization program
                            -    Lighting and appliance measures                                                     $1.0
                            -    Bill assistance

  RESIDENTIAL SUBTOTAL                                                                                               $6.2

                                                                      APPENDIX B
                                                                          3 of 3

                     PRELIMINARY ENERGY EFFICIENCY DSM PLAN
                         ARIZONA PUBLIC SERVICE COMPANY

  PROGRAMS ORGANIZED BY                                                                                              BUDGET
MARKET OR CUSTOMER SEGMENT                 PROGRAM DESCRIPTION: ELEMENTS/CONCEPTS/STRATEGIES/TACTICS               (MILLIONS)
--------------------------  -----------------------------------------------------------------------------------    ----------
   RESIDENTIAL AND C&I
    PROGRAMS SUBTOTAL                                                                                                $13.1

Measurement, Evaluation,    MER plan will be developed for each DSM program. As a general rule, MER costs
and Research                should be about 3% to 8% of total DSM budget. MER budget includes funding for some baseline studies to determine current practices, stock, and efficiency
                            levels.                                                                                  $ 1.3

Performance Incentive       Share (%) of DSM net economic benefits (benefits minus costs), capped at 10%
                            of total DSM expenditures, inclusive of the performance incentive.                       $ 1.6

  TOTAL                                                                                                              $16.0

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

         The following TERMS AND CONDITIONS and any changes authorized by law will apply to Standard Offer and Direct Access services made available by Arizona Public Service Company (Company), under the established rate or rates authorized by law and currently applicable at time of sale.

1.       General

         1.1 Services will be supplied in accordance with these Terms and Conditions and any changes required by law, and such applicable rate or rates as may from time to time be authorized by law. However, in the case of the customer whose service requirements are of unusual size or characteristics, additional or special contract arrangements may be required.

         1.2 These Terms and Conditions shall be considered a part of all rate schedules, except where specifically changed by a written agreement.

         1.3 In case of a conflict between any provision of a rate schedule and these Terms and Conditions, the provisions of the rate schedule shall apply.

         1.4 Company will supply electric service at the standard voltages specified in the Electric Service Requirements Manual published by Company and is responsible for distribution services, emergency system conditions, outages and safety situations related to Company's distribution system.

2.       Establishment of Service

         2.1 Application for Service - Customers requesting service may be required to appear at Company's place of business to produce proof of identity and sign Company's standard form of application for service or a contract before service is supplied by Company.

                  2.1.1 In the absence of a signed application or contract for service, the supplying of Standard Offer and/or Direct Access services by Company and acceptance thereof by the customer shall be deemed to constitute a service agreement by and between Company and the customer for delivery of, acceptance of, and payment for service, subject to Company's applicable rates and rules and regulations.

                  2.1.2 Where service is requested by two or more individuals, Company shall have the right to collect the full amount owed Company from any one of the applicants.

                  2.1.3 In mobile home parks identified by Company as being seasonal parks, Company may install or connect a meter as its scheduling permits; however, the customer will only be responsible for energy and demand recorded on and after their requested service turn on date.

         2.2 Service Establishment Charge - A service establishment charge of $25.00 for residential and $35.00 non-residential plus any applicable tax adjustment will be assessed each time Company is requested to establish, reconnect or re-establish electric service to the customer's delivery point, or to make a special read without a disconnect and calculate a bill for a partial month. Billing for the service charge will be rendered as part of the service bill, but not later than the second service bill.

                  The service establishment charges above may be assessed when a customer changes their rate selection from Direct Access to Standard Offer.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  2.2.1 The customer may additionally be required to pay a trip charge of $16.00 when an authorized Company representative travels to the customer's site and is unable to complete the customer's requested services due to lack of access to meter panel.

                  2.2.2 The customer may additionally be required to pay an after-hour charge of $75.00 should the customer request service, as defined in A.A.C. R14-2-203.D.3, be established, reconnected, or re-established during a period other than regular working hours, or on the same day of their request, regardless of the time the order may be worked by Company.

                  2.2.3 The charge for Company work, requested by the customer to be worked after hours or on a Company holiday that does not meet the definition of A.A.C. R14-2-203.D.3 will be $75.00 per hour.

         2.3 Direct Access Service Request (DASR) - A Direct Access Service Request charge of $10.00 plus any applicable tax adjustment will be assessed to the Electric Service Provider (ESP) submitting the DASR each time Company processes a Request (RQ) type DASR as specified in the Company's Schedule 10, Terms and Conditions for Direct Access.

         2.4 Grounds for Refusal of Service - Company may refuse to connect or reconnect Standard Offer or Direct Access service if any of the following conditions exist:

                  2.4.1 The applicant has an outstanding amount due with Company for the same class of service and is unwilling to make payment arrangements that are acceptable to Company.

                  2.4.2 A condition exists which in Company's judgment is unsafe or hazardous.

                  2.4.3 The applicant has failed to meet the security deposit requirements set forth by Company as specified under
                           Section 2.6 hereof.

                  2.4.4 The applicant is known to be in violation of Company's tariff.

                  2.4.5 The applicant fails to furnish such funds, service, equipment, and/or rights-of-way or easements required to serve the applicant and which have been specified by Company as a condition for providing service.

                  2.4.6 The applicant falsifies his or her identity for the purpose of obtaining service.

                  2.4.7 Service is already being provided at the address for which the applicant is requesting service.

                  2.4.8 Service is requested by an applicant and a prior customer living with the applicant owes a delinquent bill.

                  2.4.9 The applicant is acting as an agent for a prior customer who is deriving benefits of the service and who owes a delinquent bill.

                  2.4.10 The applicant has failed to obtain all required permits and/or inspections indicating that the applicant's facilities comply with local construction and safety codes.

         2.5      Establishment of Credit or Security Deposit

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  2.5.1 Residential Establishment of Credit - Company shall not require a security deposit from a new applicant for residential service if the applicant is able to meet any of the following requirements:

                           2.5.1.1  The applicant has had service of a
                                    comparable nature with Company within the past two (2) years and was not delinquent in payment more than twice during the last twelve (12) consecutive months or disconnected for nonpayment.

                           2.5.1.2 Company receives an acceptable credit rating, as determined by Company, for the applicant from a credit rating agency utilized by Company.

                           2.5.1.3 The applicant can produce a letter regarding credit or verification from an electric utility where service of a comparable nature was last received which states that the applicant had a timely payment history at the time of service discontinuation.

                           2.5.1.4 In lieu of a security deposit, Company receives deposit guarantee notification from a social or governmental agency acceptable to Company or a surety bond as security for Company in a sum equal to the required deposit.

                  2.5.2 Residential Establishment of Security Deposit - When credit cannot be established as provided for in
                           Section 2.5.1 hereof or when it is determined that the applicant left an unpaid final bill owing to another utility company, the applicant will be required to:

                           2.5.2.1 Place a cash deposit to secure payment of bills for service as prescribed herein, or

                           2.5.2.2 Provide a surety bond acceptable to Company in an amount equal to the required security deposit.

                  2.5.3 Nonresidential Establishment of Security Deposit - All nonresidential customers may be required to:

                           2.5.3.1 Place a cash deposit to secure payment of bills for service as prescribed herein, or

                           2.5.3.2 Provide a non-cash security deposit in the form of a Surety Bond, Irrevocable Letter of Credit, or Assignment of Monies in an amount equal to the required security deposit.

         2.6      Reestablishment of Security Deposit

                  2.6.1 Residential - Company may require a residential customer to establish or re-establish a security deposit if the customer becomes delinquent in the payment of two (2) or more bills within a twelve (12) consecutive month period or has been disconnected for non-payment during the last twelve (12) months.

                  2.6.2 Nonresidential - Company may require a nonresidential customer to establish or re-establish a security deposit if the customer becomes delinquent in the payment of two (2) or more bills within a six (6) consecutive month period or if the customer has been disconnected for non-payment during the last twelve
                           (12) months, or when the customer's financial condition may jeopardize the payment of their bill, as determined by Company

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                           based on the results of using a credit scoring worksheet. Company will inform all customers of the Arizona Corporation Commission's complaint process should the customer dispute the deposit based on the financial data.

         2.7      Security Deposits

                  2.7.1 Company reserves the right to increase or decrease security deposit amounts applicable to the services being provided by the Company:

                           2.7.1.1 If the customer's average consumption increases by more than ten (10) percent for residential accounts within a twelve (12) consecutive month period and five (5) percent for nonresidential accounts within a twelve (12) consecutive month period; or,

                           2.7.1.2 If the customer chooses to change from Standard Offer to Direct Access services, the deposit may be decreased by an amount which reflects that portion of the customer's service being provided by a Load Serving ESP. However if the Load Serving ESP is providing ESP Consolidated Billing pursuant to Company's Schedule 10 Section 7, the entire deposit will be credited to the customer's account; or,

                           2.7.1.3 If the customer chooses to change from Direct Access to Standard Offer service, the requested deposit amount may be increased by an amount pursuant to Section 2.5, which reflects that APS is providing bundled electric service.

                  2.7.2 Separate security deposits may be required for each service location.

                  2.7.3 Customer security deposits shall not preclude Company from terminating an agreement for service or suspending service for any failure in the performance of customer obligation under the agreement for service.

                  2.7.4 Cash deposits held by Company six (6) months/183 days or longer shall earn interest at the established one year Treasury Constant Maturities rate, effective on the first business day of each year, as published on the Federal Reserve Website. Deposits on inactive accounts are applied to the final bill when all service options become inactive, and the balance, if any, is refunded to the customer of record within thirty (30) days. For refunds resulting from the customer changing from Standard Offer to Direct Access, the difference in the deposit amounts will be applied to the customer's account.

                  2.7.5 If the customer terminates all service with Company, the security deposit may be credited to the customer's final bill.

                  2.7.6    Residential security deposits shall not exceed two
                           (2) times the customer's average monthly bill as estimated by Company for the services being provided by the Company.

                           2.7.6.1 Deposits or other instruments of credit will automatically expire or be returned or credited to the customers account after twelve (12) consecutive months of service, provided the customer has not been delinquent more than twice, unless Customer has filed bankruptcy in the last 12 months.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  2.7.7 Nonresidential security deposits shall not exceed two and one-half (2-1/2) times the customer's maximum monthly billing as estimated by Company for the service being provided by the Company.

                           2.7.7.1 Deposits and non-cash deposits on file with Company will be reviewed after twenty-four
                                    (24) months of service and will be returned provided the customer has not been delinquent more than twice in the payment of bills or disconnected for non-payment during the previous twelve (12) consecutive months unless the customer's financial condition warrants extension of the security deposit.

         2.8 Line Extensions - Installations requiring Company to extend its facilities in order to establish service will be made in accordance with Company's Schedule #3, Conditions Governing Extensions of Electric Distribution Lines and Services filed with the Arizona Corporation Commission.

3.       Rates

         3.1 Rate Information - Company shall provide, in accordance with A.A.C. R14-2-204, a copy of any rate schedule applicable to that customer for the requested type of service. In addition, Company shall notify its customers of any changes in Company tariffs affecting those customers.

         3.2 Rate Selection - The customer's service characteristics and service requirements determine the selection of applicable rate schedule. If the customer is being served on a Standard Offer rate, Company will use reasonable care in initially establishing service to the customer under the most advantageous Standard Offer rate schedule applicable to the customer. However, because of varying customer usage patterns and other reasons beyond its reasonable knowledge or control, Company cannot guarantee that the most economic applicable rate will be applied. Company will not make any refunds in any instances where it is determined that the customer would have paid less for service had the customer been billed on an alternate applicable rate or provision of that rate.

         3.3 Standard Offer Optional Rates - Certain optional Standard Offer rate schedules applicable to certain classes of service allow the customer the option to select the rate schedule to be effective initially or after service has been established. A customer desiring service under an alternate rate schedule after service has been established must make such request in writing to Company. Billing under the alternate rate will become effective from the next meter reading, or when the appropriate metering equipment is installed. No further rate schedule changes, however, may be made within the succeeding twelve-month period. Where the rate schedule or contract pursuant to which the customer is provided service specifies a term, the customer may not exercise its option to select an alternate rate schedule until expiration of that term.

         3.4 Direct Access rate selection will be effective upon the next meter read date if DASR is processed fifteen (15) calendar days prior to that read date and the appropriate metering equipment is in place. If a DASR is made less than fifteen
                  (15) days prior to the next regular read date the effective date will be at the next meter read date thereafter. The above timeframes are applicable for customers changing their selection of Electric Service Providers or for customers returning to Standard Offer service.

         3.5 Any customer making a Direct Access rate selection may return to Standard Offer service in accordance with the rules, regulations, and orders of the Commission. However, such customer will not be eligible for Direct Access for the succeeding twelve (12) month period. If a customer returning to Standard Offer, in accordance with the rules, regulations and orders of the

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  Commission, was not given the required notification in accordance with the rules and regulations of the Commission by their Load Serving ESP of its intent to cease providing competitive services then the above provision will only apply if the customer fails to select another ESP within sixty (60) days of returning to Standard Offer.

4.       Billing and Collection

         4.1 Customer Service Installation and Billing - Service billing periods normally consist of approximately 30 days unless designated otherwise under rate schedules, through contractual agreement, or at Company option.

                  4.1.1 Company normally meters and bills each site separately; however, adjacent and contiguous sites not separated by private or public property or right of way and operated as one integral unit under the same name and as a part of the same business, will be considered a single site as specified in Company's
                           Schedule 4, Totalized Metering of Multiple Service Entrance Sections at a Single Site for Standard Offer and Direct Access Service.

                  4.1.2 The customer's service installation will normally be arranged to accept only one type of service at one point of delivery to enable service measurement through one meter. If the customer requires more than one type of service, or total service cannot be measured through one meter according to Company's regular practice, separate meters will be used and separate billing rendered for the service measured by each meter.

         4.2 Collection Policy - The following collection policy shall apply to all customer accounts:

                  4.2.1 All bills rendered by Company are due and payable no later than fifteen (15) days from the billing date. Any payment not received within this time frame shall be considered delinquent. All delinquent bills for which payment has not been received shall be subject to the provisions of Company's termination procedure. Company reserves the right to suspend or terminate the customer's service for non-payment of any Arizona Corporation Commission approved services. All delinquent charges will be subject to a late charge at the rate of eighteen percent (18%) per annum.

                  4.2.2 If the customer, as defined in A.A.C. R 14-2-201.9, has two or more services with Company and one or more of such services is terminated for any reason leaving an outstanding bill and the customer is unwilling to make payment arrangements that are acceptable to Company, Company shall be entitled to transfer the balance due on the terminated service to any other active account of the customer for the same class of service. The failure of the customer to pay the active account shall result in the suspension or termination of service thereunder.

                  4.2.3 Unpaid charges incurred prior to the customer selecting Direct Access will not delay the customer's request for Direct Access. These charges remain the responsibility of the customer to pay. Normal collection activity, including discontinuing service, may be followed for failure to pay.

         4.3      Responsibility for Payment of Bills

                  4.3.1 The customer is responsible for the payment of bills until service is ordered discontinued and Company has had reasonable time to secure a final meter reading for those services

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                           involving energy usage, or if non-metered services are involved until the Company has had reasonable time to process the disconnect request.

                  4.3.2 When an error is found to exist in the billing rendered to the customer, Company will correct such an error to recover or refund the difference between the original billing and the correct billing. Such adjusted billings will not be rendered for periods in excess of the applicable statute of limitations from the date the error is discovered. Any refunds to customers resulting from overbillings will be made promptly upon discovery by Company. Underbillings by Company shall be billed to the customer who shall be given an equal length of time such as number of months underbilled to pay the backbill without late payment penalties, unless there is evidence of meter tampering or energy diversion. Except in situations where the account is billed on a special contract or non-metered rate, where service has been established but no bills have been rendered, or where there is evidence of meter tampering or energy diversion, underbillings for residential accounts shall be limited to three (3) months and non-residential accounts shall be limited to six (6) months.

                  4.3.3 Where Company is responsible for rendering the customer's bill, Company may provide a one time incentive of up to $10.00 per customer to customers who elect to pay their bills using Company's electronically transmitted payment options.

                  4.3.4 Where Company is responsible for rendering the customer's bill, Company may provide a one time incentive of $5.00 per customer for a customer electing to forego the presentation of a paper bill.

         4.4 Dishonored Payments - If Company is notified by the customer's financial institution that they will not honor a payment tendered by the customer for payment of any bill, Company may require the customer to make payment in cash, by money order, certified check, or other means which guarantee the customer's payment to Company.

                  4.4.1 The customer shall be charged a fee of $15.00 for each instance where the customer tenders payment of a bill with a payment that is not honored by the customer's financial institution.

                  4.4.2    The tender of a dishonored payment shall in no way
                           (i) relieve the customer of the obligation to render payment to Company under the original terms of the bill, or (ii) defer Company's right to terminate service for nonpayment of bills.

                  4.4.3 Where the customer has tendered two (2) or more dishonored payments in the past twelve (12) consecutive months, Company may require the customer to make payment in cash, money order or cashier's check for the next twelve (12) consecutive months.

         4.5 Field Call Charge - Company may require payment of a Field Call Charge of $15.00 when an authorized Company representative travels to the customer's site to accept payment of a delinquent account, notify of service termination, make payment arrangements or terminate the service. This charge will only be applied for field calls resulting from the termination process.

                  4.5.1 If a termination is required at the pole, a reconnection charge of $96.50 will be required; if the termination is in underground equipment, the reconnection charge will be $115.00.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  4.5.2 To avoid termination of service, the customer may make payment in full, including any necessary deposit in accordance with Section 2.5 hereof or make payment arrangements satisfactory to Company.

         4.6 On-site Evaluation - Company may require payment of an On-site Evaluation Charge of $82.00 when an authorized Company field investigator performs an on-site visit to evaluate how the customer may reduce their energy usage. This charge may be assessed regardless of if the customer actually implements Company suggestions.

5.       Service Responsibilities of Company and Customer

         5.1 Service Voltage - Company will deliver electric service at the standard voltages specified in the Electric Service Requirements Manual published by Company and as specified in A.A.C. R14-2-208.F.

         5.2      Responsibility: Use of Service or Apparatus

                  5.2.1 The customer shall save Company harmless from and against all claims for injury or damage to persons or property occasioned by or in any way resulting from the services being provided by Company or the use thereof on the customer's side of the point of delivery. Company shall have the right to suspend or terminate service in the event Company should learn of service use by the customer under hazardous conditions.

                  5.2.2 The customer shall exercise all reasonable care to prevent loss or damage to Company property installed on the customer's site for the purpose of supplying service to the customer.

                  5.2.3 The customer shall be responsible for payment for loss or damage to Company property on the customer's site arising from neglect, carelessness or misuse and shall reimburse Company for the cost of necessary repairs or replacements.

                  5.2.4 The customer shall be responsible for payment for any equipment damage and/or estimated unmetered usage resulting from unauthorized breaking of seals, interfering with, tampering with, or by-passing the meter.

                  5.2.5 The customer shall be responsible for notifying Company of any failure in Company's equipment.

         5.3      Service Interruptions: Limitations on Liability of Company

                  5.3.1 Company shall not be liable to the customer for any damages occasioned by Load Serving ESP's equipment or failure to perform, fluctuations, interruptions or curtailment of electric service except where due to Company's willful misconduct or gross negligence. Company may, without incurring any liability therefore, suspend the customer's electric service for periods reasonably required to permit Company to accomplish repairs to or changes in any of Company's facilities. The customer needs to protect their own sensitive equipment from harm caused by variations or interruptions in power supply.

                  5.3.2 In the event of a national emergency or local disaster resulting in disruption of normal service, Company may, in the public interest and on behalf of Electric Service Providers or Company, interrupt service to other customers to provide necessary service to civil

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                           defense or other emergency service agencies on a temporary basis until normal service to these agencies can be restored.

         5.4 Company Access to Customer Sites - Company's authorized agents shall have unassisted access to the customer's sites at all reasonable hours to install, inspect, read, repair or remove its meters or to install, operate or maintain other Company property, or to inspect and determine the connected electrical load. If, after six (6) months (not necessarily consecutive) of good faith efforts by Company to deal with the customer, Company in its opinion does not have unassisted access to the meter, then Company shall have sufficient cause for termination of service or denial of any existing rate options where access is required. The remedy for unassisted access will be at Company discretion and may include the installation by Company of a specialized meter. If such specialized meter is installed, the customer will be billed the difference between the otherwise applicable meter for their rate and the specialized meter. If service is terminated as a result of failure to provide unassisted access, Company verification of unassisted access may be required before service is restored. Written termination notice is required prior to disconnecting service under this schedule.

         5.5      Easements

                  5.5.1 All suitable easements or rights-of-way required by Company for any portion of the extension which is on sites owned, leased or otherwise controlled by the customer shall be furnished in Company's name by the customer without cost to Company and in reasonable time to meet proposed service requirements. All easements or rights-of-way obtained on behalf of Company shall contain such terms and conditions as are acceptable to Company.

                  5.5.2 When Company discovers that the customer or the customer's agent is performing work, has constructed facilities, or has allowed vegetation to grow adjacent to or within an easement or right-of-way or Company-owned equipment, and such work, construction, vegetation or facility poses a hazard or is in violation of federal, state, or local laws, ordinances, statutes, rules or regulations, or significantly interferes with Company's safe use, operation or maintenance of, or access to, equipment or facilities, Company shall notify the customer or the customer's agent and shall take whatever actions are necessary to eliminate the hazard, obstruction, interference or violation at the customer's expense. Company will notify the customer in writing of the violations.

         5.6 Load Characteristics - The customer shall exercise reasonable care to assure that the electrical characteristics of its load, such as deviation from sine wave form (a minimum standard is IEEE 519) or unusual short interval fluctuations in demand, shall not impair service to other customers or interfere with operation of telephone, television, or other communication facilities. The deviation from phase balance shall not be greater than ten percent (10%) at any time. Customers receiving service at voltage levels below 69 kV shall maintain a power factor of 90% lagging but in no event leading unless agreed to by Company. In situations where Company suspects that a customer's load has a non-conforming power factor, Company may install at its cost the appropriate metering to monitor such loads. If the customer's power factor is found to be nonconforming, the customer will be required to pay the cost of installation and removal of VAR metering and recording equipment.

                  Customers found to have a power factor of less than 90%, or leading, or other detrimental conditions shall be required to remedy problems in order to achieve a power factor in conformance with above standards, or pay for facilities/equipment that Company must install on its system to correct for problems caused by the customer's load. Until such time as the customer

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  remedies the problem, kVa may be substituted for kW in determining the applicable charge for billing purposes for each month in which such failure occurs.

6.       Metering and Metering Equipment

         6.1 Customer Equipment - The customer shall install and maintain all wiring and equipment beyond the point of delivery. Except for Company's meters and special equipment, the customer's entire installation must conform to all applicable construction standards and safety codes and the customer must furnish an inspection or permit if required by law or by Company.

                  6.1.1 The customer shall provide, in accordance with Company's current service standards and/or Electric Service Requirements Manual, at no expense to Company, and close to the point of delivery, a sufficient and suitable space acceptable to Company's agent for the installation, accessibility and maintenance of Company's metering equipment. A current version of the Electric Service Requirements Manual is available on-line at http://esp.apsc.com/resource/metering.

                  6.1.2 If telephone lines or any other devices are required to read the customer's meter, the customer is responsible for the installation, maintenance, and usage fees at no cost to Company.

                  6.1.3 Where a customer requests, and Company approves, a special meter reading device to accommodate the customer's needs, the cost for such additional equipment shall be the responsibility of the customer.

         6.2      Company Equipment

                  6.2.1 A Meter Service Provider (MSP) or its authorized agents may remove Company's metering equipment pursuant to Company's Schedule 10. Meters not returned to Company or returned damaged will be charged the replacement costs less five (5) years depreciation plus an administration fee of fifteen percent (15%).

                  6.2.2 Company will lease lock ring keys to MSP's and/or their agents authorized to remove Company meters pursuant to the terms and conditions of Company's
                           Schedule 10 at a refundable charge of $70.00 per key. The charge will not be refunded if a key is lost, stolen, or damaged. If Company must replace ten percent (10%) of the issued keys within any twelve
                           (12) month period due to loss by the MSP's agent, Company may, rather than leasing additional lock ring keys, require the MSP to arrange for a joint meeting. All lock ring keys must be returned to Company within five (5) working days if the MSP and/or its authorized agents are:

                                   1) No longer permitted to remove Company meters pursuant to conditions of the Company's Schedule 10;

                                   2) No longer authorized by the Arizona
                                   Corporation Commission to provide services;
                                   or

                                   3) The ESP Agreement has been terminated.

                  6.2.3 If the MSP, the customer, and/or its' agent request a joint site meeting for removal of Company metering and associated equipment and/or lock ring, a base charge will be assessed of $62.00 per site. Company may assess an additional charge of $53.00 per hour for joint site meetings that exceed thirty (30) minutes. In the event Company must temporarily replace the MSP's meter and/or associated metering equipment as necessary

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                           during emergency situations or to restore power to a customer, the above charges may apply.

         6.3 Service Connections - Company is not required to install and maintain any lines and equipment on the customer's side of the point of delivery except its meter. For overhead service, the point of delivery shall be where Company's service conductors terminate at the customer's weatherhead or bus rider. For underground service, the point of delivery shall be where Company's service conductors terminate in the customer's service equipment. The customer shall furnish, install and maintain any risers, raceways and/or termination cabinet necessary for the installation of Company's underground service conductors. For the mutual protection of the customer and Company, only authorized employees or agents of Company or the Load Serving ESP are permitted to make and energize the connection between Company's service wires and the customer's service entrance conductors. Such employees carry credentials which they will show on request.

         6.4 Measuring Customer Service - All the energy sold to the customer will be measured by commercially acceptable measuring devices by Company or the Meter Reading Service Provider
                  (MRSP) pursuant to the terms and conditions of Company's
                  Schedule 10. Where it is impractical to meter loads, such as street lighting, security lighting, or special installations, consumption will be determined by Company.

                  6.4.1 For Standard Offer customers, or where Company is the MRSP, the readings of the meter will be conclusive as to the amount of electric power supplied to the customer unless there is evidence of meter tampering or energy diversion, or unless a test reveals the meter is in error by more than plus or minus three percent (3%).

                  6.4.2 If there is evidence of meter tampering or energy diversion, the customer will be billed for the estimated energy consumption that would have registered had all energy usage been properly metered. Additionally, where there is evidence of meter tampering, energy diversion, or by-passing the meter, the customer may also be charged the cost of the investigation as determined by Company.

                  6.4.3 If after testing, a meter is found to be more than three percent (3%) in error, either fast or slow, proper correction shall be made of previous readings and adjusted bills shall be rendered or adjusted billing information will be provided to the MRSP.

                  6.4.4 Customer will be billed for the estimated energy and demand that would have registered had the meter been operating properly. Where Company is the MRSP, Company shall, at the request of the customer or the ESP, reread the customer's meter within ten (10) working days after such request by the customer. The cost of such rereads is $16.50 and may be charged to the customer or the ESP, provided that the original reading was not in error.

                  6.4.5 Where the ESP is the MSP or MRSP, and the ESP and/or its' agent fails to provide the meter data to Company pursuant to Company's Schedule 10 Section 8.16, Meter Reading Data Obligations, Company may obtain the data, or may estimate the billing determinants. The charge for such reread is $16.50 and may be charged to the ESP.

         6.5 Meter Testing - Company tests its meters regularly in accordance with a meter testing and maintenance program as approved by the Arizona Corporation Commission. Company will, however, individually test a Company owned/maintained meter upon customer or ESP request. If

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  the meter is found to be within the plus or minus three percent (3%) limit, Company may charge the customer or the ESP $30.00 for the meter test if the meter is removed from the site and tested in the meter shop, and $50.00 if the meter remains on site and is tested in the field.

         6.6      Master Metering

                  6.6.1 Mobile Home Parks - Company shall refuse service to all new construction and/or expansion of existing permanent residential mobile home parks unless the construction and/or expansion is individually metered by Company.

                  6.6.2 Residential Apartment Complexes, Condominiums and Other Multiunit Residential Buildings - Company shall refuse service to all new construction of apartment complexes and condominiums which are master metered unless the building(s) will be served by a centralized heating, ventilation and/or air conditioning system and the contractor can provide to Company an analysis demonstrating that the central unit will result in a favorable cost/benefit relationship as stated in A.A.C. R14-2-205.

7.       Termination of Service

         7.1 With Notice - Company may without liability for injury or damage, and without making a personal visit to the site, disconnect service to any customer for any of the reasons stated below, provided Company has met the notice requirements established by the Arizona Corporation Commission:

                  7.1.1 A customer violation of any of the applicable rules of the Arizona Corporation Commission or Company tariffs.

                  7.1.2 Failure of the customer to pay a delinquent bill for services provided by Company.

                  7.1.3 The customer's breach of a written contract for service.

                  7.1.4 Failure of the customer to comply with Company's deposit requirements.

                  7.1.5 Failure of the customer to provide Company with satisfactory and unassisted access to Company's equipment.

                  7.1.6 When necessary to comply with an order of any governmental agency having jurisdiction.

                  7.1.7 Failure of a prior customer to pay a delinquent bill for utility services where the prior customer continues to reside on the premises.

                  7.1.8 Failure to provide or retain rights-of-way or easements necessary to serve the customer.

         7.2 Without Notice - Company may without liability for injury or damage disconnect service to any customer without advance notice under any of the following conditions:

                  7.2.1 The existence of an obvious hazard to the health or safety of persons or property.

                  7.2.2    Company has evidence of meter tampering or fraud.

                  7.2.3 Company has evidence of unauthorized resale or use of electric service.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX  C                        SCHEDULE 1
                                                        TERMS AND CONDITIONS FOR
[APS LOGO]                             STANDARD OFFER AND DIRECT ACCESS SERVICES

                  7.2.4 Failure of the customer to comply with the curtailment procedures imposed by Company during a supply shortage.

         7.3 Restoration of Service - Company shall not be required to restore service until the conditions which resulted in the termination have been corrected to the satisfaction of Company.

8. Removal of Facilities - Upon termination of service, Company may without liability for injury or damage, dismantle and remove its facilities installed for the purpose of supplying service to the customer, and Company shall be under no further obligation to serve the customer. If, however, Company has not removed its facilities within one (1) year after the termination of service, Company shall thereafter give the customer thirty (30) days written notice before removing its facilities, or else waive any reestablishment charge within the next year for the same service to the same customer at the same location.

         For purposes of this Section notice to the customer shall be deemed given at the time such notice is deposited in the U.S. Postal Service, first class mail, postage prepaid, to the customer at his/her last known address.

9. Successors and Assigns - Agreements for Service shall be binding upon and for the benefit of the successors and assigns of the customer and Company, but no assignments by the customer shall be effective until the customer's assignee agrees in writing to be bound and until such assignment is accepted in writing by Company.

10. Warranty - THERE ARE NO UNDERSTANDINGS, AGREEMENTS, REPRESENTATIONS, OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WARRANTIES REGARDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), NOT SPECIFIED HEREIN OR IN THE APPLICABLE RULES OF THE ARIZONA CORPORATION COMMISSION CONCERNING THE SALE AND DELIVERY OF SERVICES BY COMPANY TO THE CUSTOMER. THESE TERMS AND CONDITIONS AND THE APPLICABLE RULES OF THE ARIZONA CORPORATION COMMISSION STATE THE ENTIRE OBLIGATION OF COMPANY IN CONNECTION WITH SUCH SALES AND DELIVERIES.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5447
Filed by: Alan Propper                                        Service Schedule 1
Title: Director of Pricing                                       Revision No. 30
Original Effective Date: December, 1951                        Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

         Provision of electric service from Arizona Public Service Company (Company) may require construction of new facilities or upgrades to existing facilities. Costs for construction depend on the customer's location, load size, and load characteristics. This schedule establishes the terms and conditions under which Company will extend its facilities to provide new or upgraded facilities.

         All extensions are made on the basis of economic feasibility. Construction allowance and revenue basis methodologies are offered below for use in circumstances where feasibility is generally accepted because of the number of extensions made within the construction allowance and dollar limits.

         All extensions shall be made in accordance with good utility construction practices, as determined by Company, and are subject to the availability of adequate capacity, voltage and company facilities at the beginning point of an extension also as determined by Company.

         The following policy governs the extension of overhead and underground electric facilities, and underground facilities as specified in Section 6, to customers whose requirements are deemed by Company to be usual and reasonable in nature.

1.       FOOTAGE BASIS - RESIDENTIAL ONLY

         1.1 GENERAL POLICY - Footage basis extensions may be made only if all of the following conditions exist:

               1.1.1 The applicant is a new permanent residential customer or group of new permanent residential customers. Customers specified in Section 4 below are not eligible for this allowance.

               1.1.2 The total extension does not exceed 2,000 feet per customer and under no circumstances can the total allowable distance exceed 10,000 feet.

               1.1.3 The total extension does not exceed a total construction cost of $25,000.

               1.1.4 No construction allowance will be permitted beyond the shortest practical route to the nearest practical point of delivery on each customer's site as determined by Company.

         1.2   FREE EXTENSIONS - May be made if the conditions specified in
         Section 1.1 are met and:

                        1.2.1 The free extension will be limited to a maximum of 1,000 feet per new permanent residential customer.

                        1.2.2 Free allowance for the total extension will be 1,000 feet per customer regardless of the customer's location along the route of the extension.

         1.3   EXTENSIONS OVER THE FREE DISTANCE
               For extensions which meet the conditions specified in Section 1.1 above, and which exceed the free distance specified in Section 1.2.1, Company may extend its facilities up to the maximum allowed in Section 1.1.2 provided the customer or customers will sign an extension agreement and advance the cost of such additional footage. Advances are subject to refund as specified in Section 5.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

2.       REVENUE BASIS - NON-RESIDENTIAL

         2.1 GENERAL POLICY - Revenue basis extensions may be made only if all of the following conditions exist:

                  2.1.1 Applicant is or will be a permanent customer or group of permanent customers. Customers specified in Sections 4.1, 4.2, or 4.3 are not eligible for this basis.

                  2.1.2 Such extension does not exceed a total construction cost of $25,000.

         2.2      FREE EXTENSIONS

                  Such extension shall be free to the customer where the conditions specified in Section 2.1 herein are met and the estimated annual revenue based on Company's then currently effective rate for distribution service (excluding taxes, regulatory assessment and other adjustments) multiplied by six (6.0) is equal to or greater than the total construction cost less nonrefundable customer contributions.

         2.3      EXTENSIONS OVER THE FREE LIMITS

                  For extensions which meet the conditions specified in Section 2.1, above, and which exceed the free limits specified in
                  Section 2.1.2, Company may extend its facilities up to a cost limitation of $25,000, provided the customer or customers will sign an extension agreement and advance a sufficient portion of the construction cost so that the remainder satisfies the requirements of Section 2.2. Advances are subject to refund as specified in Section 5.

3.       ECONOMIC FEASIBILITY BASIS

         3.1 GENERAL POLICY - Extensions may be made on the basis of economic feasibility only if all of the following conditions exist:

                  3.1.1 The applicant is or will be a permanent customer or group of permanent customers. Customers specified in Sections 4.1, 4.2, or 4.3 are not eligible for this basis.

                  3.1.2 The total construction cost exceeds $25,000 except for extensions specified in Sections 4.4 or 7.7.

         3.2      FREE EXTENSIONS

                  Such extensions shall be free to the customer where the conditions specified in Section 3.1 are met and the extension is determined to be economically feasible. "Economic feasibility", as used in this policy, shall mean a determination by Company that the estimated annual revenue based on Company's then currently effective rate for distribution service (excluding taxes, regulatory assessment and other adjustments) less the cost of service provides an adequate rate of return on the investment made by Company to serve the customer.

         3.3      EXTENSIONS OVER THE FREE LIMITS

                  For extensions which meet the conditions specified in Section 3.1, above, Company, after special study and at its option, may extend its facilities to customers who do not satisfy the definition of economic feasibility as specified in Section 3.2, provided such customers sign an extension agreement and advance as much of the construction cost and/or agree to pay such higher special rate (facilities charge) as is required to make the extension economically feasible. Advances are subject to refund as specified in Section 5.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

4.       OTHER CONDITIONS

         4.1      IRRIGATION CUSTOMERS

                  Customers requiring construction of electric facilities for service to agricultural irrigation pumping will advance the total construction cost. Advances are subject to refund as specified in Section 5.2. Non-agricultural irrigation pumping will be extended as specified in Section 2 or 3.

         4.2      TEMPORARY CUSTOMERS

                  Where a temporary meter or construction is required to provide service to the customer, then the customer, in advance of installation or construction, shall make a non-refundable contribution equal to the cost of installing and removing the facilities required to furnish service, less the salvage value of such facilities. When the use of service is discontinued or agreement for service is terminated, Company may dismantle its facilities and the materials and equipment provided by Company will be salvaged and remain Company property.

         4.3      DOUBTFUL PERMANENCY CUSTOMERS

                  When, in the opinion of Company, permanency of the customer's residence or operation is doubtful, the customer will be required to advance the total construction cost. Advances are subject to refund as specified in Section 5.3.

         4.4      REAL ESTATE DEVELOPMENT

                  Extensions of electric facilities within real estate developments including residential sub divisions, industrial parks, mobile home parks, apartment complexes, planned area developments, etc., may be made in advance of application for service by permanent customers, as specified in Section 3. Anticipated revenue for Residential Real Estate extensions shall be calculated from information provided by the developer.

                  4.4.1 MOBILE HOME PARKS - Company shall refuse service to all new construction and/or expansion of existing permanent residential mobile home parks unless the construction and/or expansion is individually metered by the utility.

                  4.4.2 RESIDENTIAL APARTMENT COMPLEXES, CONDOMINIUMS AND OTHER MULTI UNIT RESIDENTIAL BUILDINGS - Company shall refuse service to all new construction and/or expansion of apartment complexes and condominiums unless the construction and/or expansion is individually metered by the utility. Master metering will only be allowed for buildings utilizing centralized heating, ventilation and/or air conditioning system where the contractor can provide an analysis demonstrating that the central unit will result in a favorable cost/benefit relationship as stated in R14-2-205 of Corporation Commission's Administrative Rules and Regulations.

5.       REFUNDS

         5.1      REVENUE AND ECONOMIC FEASIBILITY BASIS REFUNDS

                  5.1.1 Customer advances over $50.00 are subject to full or partial refund, provided that a survey based on conditions of the extension, not including laterals or extensions from the extension being surveyed as specified in Section 5.1.2 existing at the time of survey, results in an

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

                           advance lower than the amount actually advanced. Except as provided for in Section 5.3, such surveys shall not be made for customers extended to under the basis specified in Section 4.1, 4.2, or 4.3. A survey will be conducted by Company five (5) years after signing the extension agreement under the extension policy in force at the time of the extension . Upon request, the customer will be entitled to intermediate surveys within the five (5) year period after the end of six (6) months following the date of signing the extension agreement and subsequent surveys at intervals of not less than one (1) year thereafter. Company will refund the difference between the amount advanced and the amount that would have been advanced had the advance been calculated at the time of survey. In no event shall the amount of any refund exceed the amount originally advanced.

                  5.1.2 Laterals or extensions from an extension being surveyed shall not be considered in the survey when the lateral or extension was extended on the basis "extensions over the free limits" of Sections 2.2 or 3.2, or is not connected directly to the extension being surveyed. In real estate developments extended to under the basis specified in Section 4.4, the survey may include laterals and extensions to serve permanent customers located within the real estate development described in the extension agreement for the extension being surveyed.

                  5.1.3 In lieu of surveys, Company will determine the refund based on the number of permanent connections to the extension for residential real estate development. In such event, Company shall specify in the extension agreement the amount of refund per permanent customer connection.

         5.2      REFUNDS FOR EXTENSIONS TO IRRIGATION CUSTOMERS

                  Customer advances over $50.00 are subject to refund of twenty-five (25) percent of the annual accumulation of twelve
                  (12) monthly bills based on Company's then currently effective rate for distribution service (excluding taxes, regulatory assessment and other adjustments) in excess of the annual minimum bill, for service to the irrigation pump specified in the agreement for the extension being surveyed, commencing with the date of signing the agreement. In no event shall the amount of any refund exceed the amount originally advanced.

         5.3      REFUNDS TO CUSTOMERS OF DOUBTFUL PERMANENCY

                  Customer advances over $50.00 are subject to full or partial refund pursuant to surveys based on the Revenue or Economic Feasibility Basis as specified in Section 5.1.1. In no event shall the refund exceed twenty-five (25) percent of the annual accumulation of twelve (12) monthly bills based on Company's then currently effective rate for distribution service (excluding taxes, regulatory assessment and other adjustments) in excess of the annual minimum bill for the customer specified in the extension agreement. In no event shall the amount of any refund exceed the amount originally advanced.

         5.4.     GENERAL REFUND CONDITIONS

                  5.4.1 Customer advances of $50.00 or less are not subject to refund.

                  5.4.2 No refund will be made to any customer for an amount more than the unrefunded balance of the customer's advance.

                  5.4.3 Any unrefunded balance of the customer's advance shall become nonrefundable five (5) years from the date of Company's receipt of the advance.

                  5.4.4 Company reserves the right to withhold refunds to any customer whose account is

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

                           delinquent and apply these refund amounts to past due bills.

6.       UNDERGROUND CONSTRUCTION

         6.1 GENERAL UNDERGROUND CONSTRUCTION POLICY - With respect to all underground installations, Company may install underground facilities only if all of the following conditions are met:

                  6.1.1 The extension meets feasibility requirements as specified in Sections 1, 2, 3, or 4.

                  6.1.2 The customer or developer provides all earthwork including, but not limited to, trench, boring or punching, conduits, backfill, compaction, and surface restoration in accordance with Company specifications.

                           (Company may provide all earthwork and the customer or developer will make a nonrefundable contribution equal to the cost of such work provided by Company.)

         6.2 THREE-PHASE UNDERGROUND CONSTRUCTION - Where it is determined that three phase is required to serve the customer, Company may install three-phase facilities if the conditions specified in Section 6.1 are met, and the customer provides the following:

                  6.2.1 Installation of equipment pads, pull-boxes, manholes, and conduits as required in accordance with Company specifications. In lieu of providing conduits, the customer may provide a nonrefundable contribution equal to the estimated difference in cost between overhead and underground facilities.

                  6.2.2 A nonrefundable contribution for excess service footage required by the customer equal to the increased estimated cost of installed service lines over what would be required with a maximum 40-foot service at 480 volts and 20-foot service at 120/208 or 240 volts.

                  6.2.3 Transformer pad and secondary conduits in accordance with Company specifications. (Company may provide pad and conduits, and the customer or developer will make a non-refundable contribution equal to the cost of such work provided by Company.)

7.       GENERAL CONDITIONS

         7.1      VOLTAGE

                  The extension will be designed and constructed for operation at standard voltages used by Company in the area in which the extension is located.

         7.2      THREE PHASE

                  Extensions for three phase service can be made under this extension policy where the customer has installed major three phase equipment. Motors with a name-plate rating of 7-1/2 HP or more or single air conditioning units of 6 tons or more or where total horsepower of all connected three phase motors exceeds 12 HP or total load exceeding 100 kVa demand shall qualify for three phase. If the estimated load is less than the above horsepower or connected kVa specifications, Company may, at its option and when requested by the customer, serve three phase and require a nonrefundable contribution equal to the difference in cost between single phase and three phase construction, but in no case less than $100.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

         7.3      EASEMENTS

                  All suitable easements or rights-of-way required by Company for any portion of the extension which is either on premises owned, leased or otherwise controlled by the customer or developer, or other property required for the extension, shall be furnished in Company's name by the customer without cost to or condemnation by Company and in reasonable time to meet proposed service requirements. All easements or rights-of-way obtained on behalf of Company shall contain such terms and conditions as are acceptable to Company.

         7.4      GRADE MODIFICATIONS

                  If subsequent to construction of electric distribution lines and services, the final grade established by the customer or developer is changed in such a way as to require relocation of Company facilities or the customer's actions or those of his contractor results in damage to such facilities, the cost of relocation and/or resulting repairs shall be borne by Customer or developer.

         7.5      OWNERSHIP

                  Except for customer-owned facilities, all construction, including that for which customers have made advances and/or contributions, will be owned, operated and maintained by Company.

         7.6      MEASUREMENT AND LOCATION

                  7.6.1 Measurement must be along the proposed route of construction.

                  7.6.2 Construction will be on public streets, roadways, highways, or easements acceptable to Company.

                  7.6.3 The extension must be a branch from, the continuation of, or an addition to, one of Company's existing distribution lines.

         7.7      UNUSUAL CIRCUMSTANCES

                  In unusual circumstances as determined by Company, when the application and provisions of this policy appear impractical, or in case of extension of lines to be operated on voltages other than specified in the applicable rate schedule, or when Customer's estimated load will exceed 3,000 kW, Company will make a special study of the conditions to determine the basis on which service may be provided. Additionally, Company may require special contract arrangements as provided for in
                  Section 1.1 of Company's Schedule 1, Terms and Conditions for Standard Offer and Direct Access Service.

         7.8      NON-STANDARD CONSTRUCTION

                  Company's construction practices employ contemporary methods and equipment and meet current industry standards. Where extensions of electric facilities require construction that is in any way nonstandard, as determined by Company, or if unusual obstructions are encountered, the customer will make a non-refundable contribution equal to the difference in cost between standard and non-standard construction, in addition to other applicable costs involved.

         7.9      ABNORMAL LOADS

                  Company, at its option, may make extensions to serve certain abnormal loads (such as:

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

                  transformer-type welders, x-ray machines, wind machines, excess capacity for test purposes and loads of unusual characteristics), provided the customer makes a nonrefundable contribution equal to the total cost of such extension, including transformers.

         7.10     RELOCATIONS AND/OR CONVERSIONS

                  7.10.1 Company will relocate or convert its facilities for the customer's convenience or aesthetics, providing the customer makes a nonrefundable contribution equal to the total cost of relocation or conversion.

                  7.10.2 When the relocation or conversion is in conjunction with added revenue, as determined by Company and is not for the customer's convenience or aesthetics, then the relocation or conversion costs plus the costs to serve will be used to determine the customers advance on the basis specified in Section 2 or 3.

         7.11     CHANGING OF MASTER METER TO INDIVIDUAL METER

                  Company will convert its facilities from master metered system to a permanent individually metered system at the customer's request provided the customer makes a nonrefundable contribution equal to the residual value plus the removal costs less salvage of the master meter facilities to be removed. The new facilities to serve the individual meters will be extended on basis specified in Section 2 or 3.

         7.12     CHANGE IN CUSTOMER'S SERVICE REQUIREMENTS

                  Company will rebuild or revamp existing facilities to meet the customer's added load or change in service requirements on the basis specified in Section 2 or 3.

         7.13     DESIGN DEPOSIT

                  Any applicant requesting Company to prepare detailed plans, specifications, or cost estimates may be required to deposit with Company an amount equal to the estimated cost of preparation. Where the applicant authorizes Company to proceed with construction of the extension, the deposit shall be credited to the cost of construction; otherwise the deposit shall be nonrefundable. Company will prepare, without charge, a preliminary sketch and rough estimate of the cost to be paid by the customer for a line extension upon request.

         7.14     CUSTOMER CONSTRUCTION OF COMPANY DISTRIBUTION FACILITIES

                  The customer may provide construction related services, e.g. engineering, survey, materials and/or labor, associated with new distribution facilities to serve the customer's new or added load, provided the customer meets all of the requirements set forth by Company. All work and/or materials provided by the customer shall comply with Company standards in effect at the time of construction. The customer shall receive written approval from Company prior to performing any construction related services. Company will perform an Economic Feasibility Analysis prior to the approval of any proposed customer provided construction to ensure the proposed scope of work results in mutual benefits to the customer and Company.

         7.15     SETTLEMENT OF DISPUTES

                  Any dispute between the customer or prospective customer and Company regarding the interpretation of these "Conditions Governing Extensions of Electric Distribution Lines and

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX D                         SCHEDULE 3
                                              CONDITIONS GOVERNING EXTENSIONS OF
[APS LOGO]                              ELECTRIC DISTRIBUTION LINES AND SERVICES

                  Services" may, by either party, be referred to the Arizona Corporation Commission or a designated representative or employee thereof for determination.

         7.16     INTEREST

                  All advances made by the customer to Company in aid of construction shall be non-interest bearing.

         7.16     EXTENSION AGREEMENTS

                  All line extensions requiring payment by the customer shall be in writing and signed by both the customer and Company.

         7.17     ADDITIONAL PRIMARY FEED

                  Company will provide an additional primary (alternate) feed as requested by the customer provided the customer pays the added cost for the additional feed as a nonrefundable contribution in aid of construction and pays the applicable rate for the additional feed requested.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4545
Filed by: Alan Propper                                        Service Schedule 3
Title:  Director of Pricing                                       Revision No. 8
Original Effective Date: January 1, 1954                       Effective: XXXXXX

                                   APPENDIX E
                                                                      SCHEDULE 7
[APS LOGO]                           ELECTRIC METER TESTING AND MAINTENANCE PLAN

General Plan

         This schedule establishes a meter maintenance and testing program for electric meters in order to ensure an acceptable degree of performance in the registration of the energy consumption of Arizona Public Service Company (Company) customers. Company will file an annual report with the Arizona Corporation Commission summarizing the results of the meter maintenance and testing program.

Specific Plan

1. Single-Phase Self Contained Meters - Non-Solid State Hybrids and Electro-Mechanical

         1.1 Meters shall be separated into groups having common physical attributes and the average performance of each group will be determined based on the weighted average of the meter's percentage registration at light load (LL) and at full load
                  (FL) giving the full load registration a weight factor of four
                  (4).

         1.2 Analysis of the test results for each group evaluated shall be done in accordance with the statistical formulas outlined in ANSI/ASQC Z1.9 - 1995 Formulas B-3, Tables A-1, A-2 and B-5. The minimum sample size shall be 100 meters when possible.

2.       Single Phase Self Contained Meters - Solid State

         Company will monitor performance of these types of meters through the Company Metering and Billing systems.

3. Three Phase Self-Contained Meters - Non-Solid State Hybrids and Electro-Mechanical

         Company shall monitor installations with the following types of meters for accuracy and recalibrate as necessary according to the following schedule:

         3.1 Three-phase meters with surge-proof magnets and without demand registers or pulse initiators: 16 years.

         3.2 Three phase block-interval demand-register-equipped kWh meters with surge-proof magnets: 12 years.

         3.3      Three phase lagged-demand meters: 8 years.

4.       Three Phase Self-Contained Meters - Solid State

         Company will monitor performance for these types of meters through the Company Metering and Billing systems.

5. Three Phase Transformer-Rated Meter Installations - Solid State Hybrids and Electro-Mechanical

         Company will conduct a periodic testing program whereby three phase transformer-rated meter installations along with their associated equipment shall be inspected and tested for accuracy according to the following schedule:

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4621
Filed by: Alan Propper                                        Service Schedule 7
Title: Director of Pricing                                        Revision No. 2
Original Effective Date: June 30, 1982                         Effective: XXXXXX

                                   APPENDIX E
                                                                      SCHEDULE 7
[APS LOGO]                           ELECTRIC METER TESTING AND MAINTENANCE PLAN

         5.1      Installations with 500 to 1,000 kW load: 4 years.

         5.2      Installations with 1001 kW to 2000 kW load: 2 years.

         5.3      Installations over 2000 kW load: 1 year.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4621
Filed by: Alan Propper                                        Service Schedule 7
Title: Director of Pricing                                        Revision No. 2
Original Effective Date: June 30, 1982                         Effective: XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

         The following terms and conditions and any changes authorized by law will apply to Arizona Public Service Company (Company), Energy Service Providers
(ESPs), and their agents that participate in Direct Access under the Arizona Corporation Commission's (ACC) rules for retail electric competition (A.A.C. R14-2-1601, et seq., referred to herein as the "Rules"). "Direct Access customer" refers to any Company retail customer electing to procure its electricity and any other ACC authorized Competitive Services directly from ESPs as defined in the Rules.

Customer Selections

All Company retail customers shall obtain service under one of two options:

         1. Standard Offer Service. With this election, retail customers will receive all services from Company, including metering, meter reading, billing, collection and other consumer information services, at regulated rates authorized by the ACC. Any customer who is eligible for Direct Access who does not elect to procure Competitive Services shall remain on Standard Offer Service. Direct Access customers may also choose to return to Standard Offer Service after having elected Direct Access.

         2. Competitive Services (Direct Access). This service election allows customers who are eligible for Direct Access to purchase electric generation and other Competitive services from an ACC certificated ESP. Direct Access customers with single premise demands greater than 20 kW or usage of 100,000 kWh annually will be required to have Interval Metering, as specified in Section 3.6.1. Pursuant to the Rules, and any restrictions herein, the ESP serving these customers will have options available for choosing to offer Meter Services, Meter Reading Services and/or Billing Services on their own behalf (or through a qualified third party), or to have Company provide those services (when permitted by the Rules) as specified within.

1.       General Terms

         1.1. Definitions. The definitions of principal terms used in this Schedule shall have the same meaning as ascribed to them in the Rules, unless otherwise expressly stated in this Schedule.

                  1.1.1. Customer - Unless otherwise stated, all references to Customer in this agreement refer to Company customers who are eligible for and have elected Direct Access.

                  1.1.2. Service Account - Unless otherwise stated, all references to "Service Account" in this agreement shall refer to an installed service, identified by a Universal Node Identifier (UNI).

                  1.1.3. Local Arizona Time - All time references in this Schedule are in Local Arizona Time, which is Mountain Standard Time (MST).

2.       General Obligations of Company

         2.1.     Non-Discrimination

                  2.1.1. Company shall discharge its responsibilities under the Rules in a non-discriminatory manner as to providers of all Competitive Services. Unless otherwise authorized by the ACC, the Federal Energy Regulatory Commission ("FERC") or applicable affiliate transactions rules, Company shall not:

                           2.1.1.1. Represent that its affiliates or customers
                                    of its affiliates will receive any different treatment with regard to the provision of Company services than other, unaffiliated services providers as a result of affiliation with Company; or

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                           2.1.1.2. Provide its affiliates, or customers of its
                                    affiliates, any preference based on the
                                    affiliation including but not limited to terms and conditions of service, information, pricing or timing over non-affiliated suppliers or their customers in the provision of Company services.

         2.2.     Transmission and Distribution Service

                  Company will offer transmission and distribution services under applicable tariffs, schedules and contracts for delivery of electric generation to Direct Access customers under the provisions of State law, the terms of the ACC's Rules and Regulations, this Schedule, the ESP Service Acquisition Agreement, applicable tariffs and applicable FERC rules.

3.       General Obligations of ESPs

         3.1.     Timeliness, Due Diligence and Security Requirements

                  3.1.1. ESPs shall exercise due diligence in meeting their obligations and deadlines under the Rules to facilitate customer choice. ESPs shall make all payments owed to Company in a timely manner.

                  3.1.2. ESPs shall adhere to all credit, deposit and security requirements specified in the ESP Service Acquisition Agreement and Company tariffs and schedules.

         3.2.     Arrangements with ESP Customers

                  ESPs shall be solely responsible for having appropriate contractual or other arrangements with their customers necessary to implement Direct Access. Company shall not be responsible for monitoring, reviewing or enforcing such contracts or arrangements.

         3.3.     Responsibility for Electric Purchases

                  ESPs will be responsible for the purchase of their Direct Access customers' electric generation needs and the delivery of such purchases to designated receipt points as set forth on schedules given to the Scheduling Coordinators ("SCs").

         3.4.     Company Not Liable for ESP Services

                  To the extent the customer elects to procure services from an ESP, Company has no obligations to the customer with respect to the services provided by the ESP.

         3.5.     Load Aggregation for Procuring Electric Generation/Split Loads

                  3.5.1. ESPs may aggregate individually-metered electric loads for procuring competitive electric generation only. Load aggregation shall not be used to compute Company charges or for tariff applicability.

                  3.5.2. Customers requesting Direct Access Services may not partition the electric loads of a Service Account among electric service options or providers. The entire load of a Service Account must be provided by only one (1) ESP. This provision shall not restrict the use of separate parties for metering and billing services.

         3.6.     Interval Metering

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                  3.6.1. "Interval Metering" refers to the purchase, installation and maintenance of electricity metering equipment capable of measuring and recording minimum data requirements, including hourly interval data required for Direct Access settlement processes and distribution billing. Interval Metering is required for all customers that elect Direct Access and reach a single site maximum demand in excess of 20 kW one or more times or annual usage of 100,000 kWh or more. Interval Metering is provided by the ESP, at no cost to Company. Interval Metering is optional for those customers with single site maximum demands that are 20 kW or less or annual usage of less than 100,000 kWh.

                  3.6.2. Company shall determine if Customer meets the requirements for Interval Metering based on historical data, or an estimated calculation of the demand and/or usage for new customers.

         3.7.     Meter Data Requirements

                  Minimum meter data requirements consist of data required to bill Company distribution tariffs and determine transmission settlement. Company shall have access to meter data necessary for regulatory purposes or rate-setting purposes pursuant to mutually agreed upon terms with the ESP for such data access.

         3.8.     Statistical Load Profiles

                  Company will offer statistical load profiles in place of Interval Metering, for qualifying Customers to estimate hourly consumption for settlement and scheduling purposes. Statistical load profiles will be applied as authorized by FERC.

         3.9      Fees and Other Charges

                  Direct Access customers shall pay all applicable fees, surcharges, impositions, assessments and taxes on the sale of energy or the provisions of other services as authorized by law. The ESP and Company will each be respectively responsible for paying such fees to the taxing or regulatory agency to the extent it is their obligation to do so. Both the ESP and Company will be responsible for providing the authorized billing agent the information necessary to bill these charges to the customer.

         3.10.    Liability In Connection With ESP Services

                  3.10.1. "Damages" shall include all losses, harm, costs and detriment, both direct and indirect, and consequential, suffered by Customer or third parties.

                  3.10.2. Company shall not be liable for any damages caused by Company conduct in compliance with, or as permitted by, Company's electric rules and tariffs, the ESP Service Acquisition Agreement, the Rules, and associated legal and regulatory requirements related to Direct Access service, or as otherwise set forth in Company's Schedule #1.

                  3.10.3. Company shall not be liable for any damages caused to Customer by any ESP, including failure to comply with Company's electric rules and tariffs, the ESP Service Acquisition Agreement, the Rules, and associated legal and regulatory requirements related to Direct Access service.

                  3.10.4. Company shall not be liable for any damages caused by the ESP's failure to perform any commitment to Customer.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                  3.10.5. An ESP is not a Company agent for any purpose. Company shall not be liable for any damages resulting from acts, omissions, or representations made by an ESP in connection with soliciting customers for Direct Access or rendering Competitive Services.

                  3.10.6 Under no circumstances shall Company be liable to Customer, ESP (including any entity retained by it to provide competitive services to the customer) or third parties for lost revenues or profits, indirect or consequential damages or punitive or exemplary damages in connection with Direct Access Services. This provision shall not limit remedies otherwise available to customers under Company's schedules and tariffs and applicable laws and regulations.

4.       Customer Inquiries and Data Accessibility

         4.1 Customer Inquiries - For customers requesting information on Direct Access, Company shall make available the following information:

                  4.1.1 Materials to consumers about competition and consumer choices.

                  4.1.2 A list of ESPs that have been issued a Certificate of Convenience and Necessity to offer Competitive Services within Company's service territory. Company will provide the list maintained by the ACC, but Company is under no obligation to assure the accuracy of this list. Reference to any particular ESP or group of ESPs on the list shall not be considered an endorsement or other form of recommendation by Company.

         4.2. Access to Customer Usage Data. For Company customers on Standard Offer Service, Company shall provide customer specific usage data to ESP or to Customer, subject to the following provisions:

                  4.2.1. ESPs may request Customer usage data prior to submission of a Direct Access Service Request ("DASR") by obtaining and submitting to Company the Customer's written authorization on a Customer Information Service Request ("CISR") form. Company may charge for customer usage data at rates approved by the ACC.

                  4.2.2. Company will provide the most recent twelve (12) months of customer usage data or the amount of data available for that Customer if there is less than twelve (12) months of usage history.

         4.3      Customer Inquires Concerning Billing Related Issues

                  4.3.1 Customer inquiries concerning Company charges or services shall be directed to Company.

                  4.3.2 Customer inquiries concerning ESP charges or services shall be directed to the ESP.

         4.4.     Customer Inquiries Related to Emergency Situations and Outages

                  4.4.1. Company shall be responsible for responding to all Standard Offer Service or, in the case of Direct Access customers, distribution service emergency system conditions, outages and safety situation inquiries related to Company's distribution system. Customers contacting an ESP with such inquiries are to be referred directly to Company for resolution. ESPs performing consolidated billing must show Company's emergency telephone number on their bills.

                  4.4.2. Company may shed or curtail customer load as provided by its ACC-approved tariffs and schedules, or by other ACC rules and regulations.

5.       ESP Service Establishment

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

         5.1. Before the ESP or its agents can offer Direct Access services in Company's distribution service territory they must meet the applicable provisions as listed:

                  5.1.1. All ESPs must obtain a Certificate of Convenience and Necessity from the ACC which authorizes the ESP to offer Competitive Services in Company's distribution service territory.

                  5.1.2. All ESPs must register to do business in the State of Arizona and obtain all other licenses and registrations needed as a legal predicate to the ESP's ability to offer Competitive Services in Company's distribution service territory.

                  5.1.3. Load Serving ESPs must satisfy creditworthiness requirements as specified in the ESP Service Acquisition Agreement if the ESP chooses the ESP Consolidated Billing option. If the ESP chooses Company UDC Consolidated Billing, they must enter into a Customized Billing Services Agreement.

                  5.1.4 Load Serving ESPs must enter into an ESP Service Acquisition Agreement with Company.

                  5.1.5. All ESPs must satisfy any applicable ACC electronic data exchange requirements including:

                           5.1.5.1. The ESP and/or its designated agents must
                                    complete to Company's satisfaction all
                                    necessary electronic interfaces between the
                                    ESP and Company to exchange DASRs and
                                    general communications.

                           5.1.5.2. The ESP or its agent must complete to
                                    Company's satisfaction all electronic
                                    interfaces between the ESP and Company to exchange meter reading and usage data. This includes communication to and from the Meter Reading Service Provider's (MRSP) server for sharing of meter reading and usage data.

                           5.1.5.3. The ESP must have the capability to
                                    electronically exchange data with Company.
                                    Alternative arrangements may be acceptable at Company's option.

                           5.1.5.4. The ESP and its agents must use Electronic
                                    Data Interchange (EDI) using Arizona
                                    Standard Formats to exchange billing and remittance data with Company when offering ESP Consolidated Billing or Company UDC Consolidated Billing. The ESP and its agents must use the Arizona Standard Format to exchange meter reading data with Company when providing meter reading services. Alternative arrangements may be allowed at Company's option.

                  5.1.6. For Company UDC Consolidated Billing or ESP Consolidated Billing options, compliance testing is required. Both parties must demonstrate the ability to perform data exchange functions required by the ACC and the ESP Service Acquisition Agreement. Any change of the billing agent will require a revalidation of the applicable compliance testing. Provided the ESP is acting diligently and in good faith, its failure to complete such compliance testing shall not affect its ability to offer electric generation to Direct Access customers. Dual Company/ESP Billing will be performed until the compliance testing is completed to Company's satisfaction.

                  5.1.7. Compliance testing will be required for a MRSP when providing meter reading services to ensure that meter data can be delivered successfully. Any change of the MRSP's system, or any change to the Arizona Standard 867 EDI format, will require a revalidation of the applicable compliance testing.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

6.       Direct Access Service Request (DASR)

         6.1 A DASR is submitted pursuant to the terms and conditions of the Arizona DASR Handbook, the ESP Service Acquisition Agreement and this section, and shall also be used to define the Competitive Services that the ESP will provide the customer.

         6.2 ESPs shall have a CC&N from the ACC; shall have entered into an ESP Service Acquisition Agreement with Company, if required, and shall have successfully completed data exchange compliance testing before submitting DASRs.

         6.3 The customer's authorized ESP must submit a completed DASR to Company before Customer can be switched from Standard Offer Service or Competitive Service provided by another ESP. The DASR process described herein shall be used for customer Direct Access elections, updates, cancellations, customer-initiated returns to Company Standard Offer Service, or requests for physical disconnection of service and ESP- or customer-initiated termination of an ESP/customer service agreement.

         6.4. A separate DASR must be submitted for each service delivery point. Each of the five (5) DASR operation types [Request
                  (RQ), Termination of Service Agreement (TS), Physical Disconnect (PD), Cancel (CL) and Update/Change (UC)] has specific field requirements that must be fully completed before the DASR is submitted to Company. A DASR that does not contain the required field information or is otherwise incomplete may be rejected. In accordance with the provisions of the applicable Service Acquisition Agreement, Company may deny the ESP or customer request for service if the information provided in the DASR is false, incomplete, or inaccurate in any material respect. ESPs filing DASRs are thereby representing that they have their customer's authorization for such transaction.

         6.5. Company requires that DASRs be submitted electronically using Electronic Data Interchange (EDI) or Comma Separated Value
                  (CSV) formats through the Company's web site
                  (http://esp.apsc.com).

         6.6. DASRs will be handled on a first-come, first-served basis. Each request shall be time and date stamped when received by Company.

         6.7. Once the DASR is submitted, the following timeframes will apply:

                  6.7.1. Company will respond to RQ, TS, CL and UC DASRs within two (2) working days of the time and date stamp. Company will exercise best efforts (no later than five (5) working days) to provide the ESP with a DASR status notification informing them whether the DASR has been accepted, rejected or placed in a pending status awaiting further information. If accepted, the effective switch date will be determined in accordance with Sections 6.8, 6.9, and
                           6.12 and will be confirmed in the response to the ESP and the former ESP if applicable. If a DASR is rejected, Company shall provide the reasons for the rejection. If a DASR is held pending further information, it shall be rejected if the DASR is not completed with the required information within thirty
                           (30) working days, or a mutually agreed upon date, following the status notification. Company will send written notification to the customer once the RQ DASR has been processed.

                  6.7.2. When a customer requests electric services to be disconnected, the ESP is responsible for submitting a PD DASR to Company on behalf of the customer, regardless of the Meter Service Provider (MSP).

                    6.7.2.1. When Company is acting as the MSP, Company shall
                             perform the physical disconnect of the service. The PD DASR must be received by Company at least three
                             (3) working days prior to the requested disconnect date. Company will acknowledge the PD DASR status within two (2) working days of the time and date stamp.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F
                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                  6.7.2.2 When Company is not acting as the MSP, the ESP is responsible for performing the physical disconnect. The ESP shall notify Company by DASR of the date of the physical disconnect. Disconnect reads must be posted to the server within three (3) working days following the disconnection.

         6.8. DASRs that do not require a meter exchange must be received by Company at least fifteen (15) calendar days prior to the next scheduled meter read date. The actual meter read date would be the effective switch date. DASRs received less than fifteen
                  (15) calendar days prior to the next scheduled meter read date will be scheduled for switch to Direct Access on the following month's read date.

         6.9 DASRs that require a meter exchange will have an effective change date to Direct Access as of the meter exchange date. Notification of meter exchange dates shall be coordinated between the ESP, MSP and Company's Meter Activity Coordinator ("MAC").

         6.10. If more than one (1) RQ DASR is received for a service delivery point within a Customer's billing cycle, only the first valid DASR received shall be processed in that period. All subsequent DASRs shall be rejected.

         6.11. Upon acceptance of an RQ DASR, a maximum of twelve (12) months of customer usage data, or the available usage for that customer switching from Standard Offer, shall be provided to the ESP. If there is an existing ESP currently serving that customer, that ESP shall be responsible for submitting the customer usage data to the new ESP. In both cases, the customer usage data will be submitted to the appropriate ESP no later than five (5) working days before the scheduled switch date.

         6.12. Customers returning to Company Standard Offer service must contact their ESP. The ESP shall be responsible for submitting the DASR on behalf of the customer.

         6.13. ESPs requesting to return a Direct Access customer to Company Standard Offer service shall submit a TS DASR and shall be responsible for the continued provision of the customer's electric supply service, metering, and billing services until the effective change date.

         6.14. Customers requesting to return to Company Standard Offer service are subject to the same timing requirements as used to establish Direct Access service. Direct Access customers returning to Company Standard Offer service may be subject to the RCDAC-1.

         6.15. Company may assess a fee for processing DASRs. All fees are payable to Company within fifteen (15) calendar days after the invoice date. All unpaid fees received after this date will be assessed applicable late fees pursuant to Schedule 1. If an ESP fails to pay these fees within thirty (30) days after the due date, Company may suspend accepting DASRs from the ESP unless a deposit sufficient to cover the fees due is currently available or until such time as the fees are paid. If an ESP is late in paying fees, a deposit or an additional deposit may be required from the ESP.

         6.16. A customer moving to new premises may retain or start Direct Access immediately. The customer must first contact Company to establish a Service Account. The customer will be provided the necessary information that will enable its ESP to submit a DASR. The same timing requirements apply as set forth in
                  Section 6.8 and 6.9.

         6.17. Billing and metering option changes are requested through a UC DASR and cannot be changed more than once per billing cycle.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                     Effective:  XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

      6.18. Company shall not hold the ESP responsible for any customer unpaid billing charges prior to the customer's switch to Direct Access. Unpaid billing charges shall not delay the processing of DASRs and shall remain the customer's responsibility to pay Company. Company's
            Schedule 1 applies in the event of customer non-payment, which includes the possible disconnection of distribution services. Company shall not accept any DASRs submitted for customers who have been terminated for nonpayment and have not yet been reinstated. Disconnection by Company of a delinquent customer shall not make Company liable to the ESP or third-parties for the customer's disconnection.

      6.19 Company shall not accept DASRs that specify a switch date of more than sixty (60) calendar days from the date the DASR is submitted.

7.    Billing Service Options and Obligations

      7.1 Subject to availability, and pursuant to the terms in the ESP Service Acquisition Agreement, this Schedule 10, and applicable tariffs and the restrictions therein, ESPs may select among the following billing options:

            7.1.1   COMPANY UDC CONSOLIDATED BILLING

            7.1.2   ESP CONSOLIDATED BILLING

            7.1.3   DUAL COMPANY/ESP BILLING

      7.2   COMPANY UDC CONSOLIDATED BILLING

            7.2.1 The customer's authorized ESP sends its bill-ready data to Company, and Company sends a consolidated bill containing both Company and ESP charges to the Customer.

            7.2.2   Company Obligations:

                    7.2.2.1 Company shall bill the ESP charges and send the bill either by mail or electronic means to the customer. Company is not responsible for computing or determining the accuracy of the ESP charges. Company is not required to estimate ESP charges if the expected bill ready data is not received nor is Company required to delay Company billing. Billing rendered on behalf of the ESP by Company shall comply with A.A.C. R14-2-1612.

                    7.2.2.2 Company bills shall include in Customer's bill a detailed total of ESP charges and applicable taxes, assessments and billed fees, the ESP's name and telephone number, and other information provided by the ESP.

                    7.2.2.3 If Company processes Customer payments on behalf of the ESP, the ESP shall receive payment for its charges as specified in Section 7.7.

            7.2.3   ESP Obligations

                    7.2.3.1 Once a billing election is in place as specified in the ESP Service Acquisition Agreement, the ESP may offer Company UDC Consolidated Billing services to Direct Access customers pursuant to the terms and conditions of the applicable ACC approved tariff.

                    7.2.3.2. The ESP shall submit the necessary billing information to facilitate billing services under this billing option by Service Account, according to Company's meter reading schedule,

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                              and pursuant to the applicable tariff. Timing of billing submittals is provided for in Section
                              7.2.4 below.

            7.2.4   Timing Requirements

                    7.2.4.1. Bills under this option will be rendered once a month. Nothing contained in this Schedule shall limit Company's ability to render bills more frequently consistent with Company's existing practices. However, if Company renders bills more frequently than once a month, ESP charges need only to be calculated based on monthly billing periods.

                    7.2.4.2. Except as provided in Section 7.2.4.1, Company shall require that all ESP and Company charges be based on the same billing period data.

                    7.2.4.3. ESP charges for normal monthly customer billing and any adjustments for prior months' metering or billing errors must be received by Company in EDI "810" format no later than 4:00 p.m. Local Arizona Time on the third working day following the Last Meter Read/First Bill Date. If billing charges have not been received from the ESP by this deadline, Company will render a bill for Company charges only. The ESP must wait until the next billing cycle, unless there is a mutual agreement for Company to send an interim bill. If Company renders the bill for Company charges only, Company will include a note on the bill stating that ESP charges will be forthcoming. An interim bill issued pursuant to this Section may also include a message that Company charges were previously billed.

                    7.2.4.4. ESP charges for a Physical Disconnect Final Bill must be received by 4:00 p.m. Local Arizona Time on the sixth working day following the actual disconnect date. If final billing charges have not been received from the ESP by this date, Company will render the customer's final bill for Company charges only, without the ESP's final charges. If Company renders the bill for Company charges only, Company will include a note on the bill stating that ESP charges will be forthcoming. The ESP must send the final charges to Company. Company will produce and send a separate bill for the final billing charges.

            7.2.5.  Restrictions

                    Company UDC Consolidated Billing shall be an option for individual customer bills only, not an aggregated group of customers. Nothing in this Section precludes each individual customer in an aggregated group, however, from receiving the customer's individual bills under Company UDC Consolidated Billing.

      7.3.  ESP CONSOLIDATED BILLING

            7.3.1 Company calculates and sends its bill-ready data to the ESP. The ESP in turn sends a consolidated bill to its customer. The ESP shall be obligated to provide the customer detailed Company charges to the extent that the ESP receives such detail from Company. The ESP is not responsible for the accuracy of Company charges.

            7.3.2   Company Obligations:

                    7.3.2.1 Company shall calculate all its charges once per month based on existing Company billing cycles and provide these to the ESP to be included on the ESP consolidated bill or as otherwise specified. Company and the ESP may mutually agree to alternative options for the calculation of Company charges.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                    7.3.2.2 Company shall provide the ESP with sufficient detail of its charges, including any adjustments for prior months' metering and billing error, by EDI "810" format. Company charges that are not transmitted to the ESP by 4:00 p.m. Local Arizona Time on the third working day following the Last Meter Read/First Bill Date need not be included in the ESP's bill. If Company's billing charges have not been received by such date, the ESP may render the bill without Company charges unless there is a mutual agreement to have the ESP send an interim bill to the customer including Company charges. The ESP will include a message on the bill stating that Company charges are forthcoming.

                    7.3.2.3 For a Physical Disconnect Final Bill, Company will provide the ESP with Company's final bill charges by 4:00 p.m. Local Arizona Time on the sixth working day following the actual disconnect date. If Company's billing charges have not been received by such date, the ESP may render the bill without Company charges. The ESP shall include a message on the bill stating that Company charges are forthcoming. Company will send the final bill charges to the ESP, and the ESP will produce and deliver a separate bill for Company charges.

            7.3.3   ESP Obligations:

                    7.3.3.1 Once an ESP Service Acquisition Agreement is entered into, including an appropriate billing election, and all other applicable prerequisites are met, the ESP may offer consolidated billing services to Direct Access customers they serve.

                    7.3.3.2 The ESP bill shall include any billing-related details of Company charges. Company charges may be printed with the ESP bill or electronically transmitted. Billing rendered on behalf of Company by the ESP shall comply with A.A.C. R14-2-1612.

                    7.3.3.3 Other than including the billing data provided by Company on the customer's bill, the ESP has no obligations regarding the accuracy of Company charges or for disputes related to these charges. Disputed charges shall be handled according to ACC procedures.

                    7.3.3.4 The ESP shall process customer payments and handle collection responsibilities. Under this billing option, the ESP must pay all charges due to Company and not disputed by the customer as specified in Section 7.7.2.1.

                    7.3.3.5 Subject to the limitations of this Section and with the written consent of the Customer, the ESP may offer customers customized billing cycles or payment plans which permit the Customer to pay the ESP for Company charges in different amounts than Company charges to the ESP for any given billing period. Such plans shall not, however, affect in any manner the obligation of the ESP to pay all Company charges in full. Should Customer select an optional payment plan, all Company charges must be billed in accordance with A.A.C. R14-2-210(G).

            7.3.4   Timing Requirements

                    ESPs may render bills more or less frequently than once a month. However, Company shall continue to bill the ESP each billing cycle period for the amounts due by the customer for that billing month.

      7.4   DUAL COMPANY/ESP BILLING

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            Company and the ESP each separately bill the customer directly for services provided by them. The billing method is the sole responsibility of Company and the ESP. Company and the ESP shall process only the customer payments relating to their respective charges.

      7.5   Billing Information and Inserts

            7.5.1 All customers, including Direct Access customers, shall receive mandated legal, safety and other notices equally in accordance with A.A.C. R14-2-204 (B). If the ESP is providing consolidated billing, Company shall make available one (1) copy of these notices to the ESP for distribution to customers or, at the ESP's request, in electronic format to the ESP for production and communication to electronically billed Customers. If Company is providing Consolidated billing services, Company shall continue to provide these notices.

            7.5.2 Under Company UDC Consolidated Billing, ESP bill inserts may be included pursuant to the applicable Company tariff.

      7.6   Billing Adjustments for Meter and Billing Error

            7.6.1   Meter and Billing Error

                    7.6.1.1 The MSP (including the ESP or Company if providing such services) shall resolve any meter errors and must notify the ESP and Company, as applicable, so any billing adjustments can be made. All other affected parties, including the appropriate Scheduling Coordinator, shall be notified by the ESP.

                    7.6.1.2 A billing error is the incorrect billing of Customer's energy or demand. If the MSP, MRSP, ESP or Company becomes aware of a potential billing error, the party discovering the billing error shall contact the ESP and Company, as applicable, to investigate the error. If it is determined that there is in fact a billing error, the ESP and Company will make any necessary adjustments and notify all other affected parties in a timely manner.

                    7.6.1.3   Company UDC Consolidated Billing

                              7.6.1.3.1  Company shall be responsible for
                                         notifying Customer and adjusting the
                                         bill for its charges to the extent
                                         those charges were affected by the
                                         meter or billing error.

                              7.6.1.3.2 The ESP shall be responsible for any recalculation of the ESP charges. Following the receipt of the recalculated charges from the ESP, the charges or credits will be applied to Customer's next normal monthly bill, unless there is mutual agreement to have Company send an interim bill to the Customer including the ESP's charges.

                    7.6.1.4   ESP Consolidated Billing

                              7.6.1.4.1  The ESP shall be responsible for
                                         notifying the Customer and adjusting
                                         the bill for ESP charges to the extent
                                         those charges were affected by the
                                         meter or billing error. The Customer
                                         shall be solely responsible for
                                         obtaining refunds of ESP electric
                                         generation overcharges from its current
                                         and prior ESPs, as appropriate.

                              7.6.1.4.2 Company shall transmit its adjusted charges and any refunds to the ESP with Customer's next normal monthly bill. The ESP shall apply the charges to Customer's

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                                         next normal monthly bill, unless there
                                         is a mutual agreement to have the ESP
                                         send an interim bill to Customer
                                         including Company charges.

                    7.6.1.5   Dual Company/ESP Billing

                              7.6.1.5.1 Company and the ESP shall be separately responsible for notifying Customer and adjusting its respective bill for their charges.

      7.7   Payment and Collection Terms

            7.7.1   Company UDC Consolidated Billing

                    7.7.1.1 Company shall remit payments to the ESP for the total ESP charges collected from Customer within three (3) working days after Customer's payment is received. Company is not required to pay amounts owed to the ESP for ESP charges billed but not received by Company.

                    7.7.1.2 Customer is obligated to pay Company for all undisputed Company and ESP charges consistent with existing tariffs and other contractual arrangements for service between the ESP and the customer.

                    7.7.1.3 The ESP is responsible for all collections related to the ESP services on the Customer's bill, including, but not limited to, security deposits and late charges unless otherwise agreed upon in the customized billing services agreement between ESP and Company.

                    7.7.1.4 Payment for any Company charges for Consolidated Billing is due in full from the ESP within fifteen
                              (15) calendar days of the date Company charges are rendered to the ESP. Any payment not received within this time frame will be assessed applicable late charges pursuant to Schedule 1. If an ESP fails to pay these charges prior to the next billing cycle, Company may revert the billing option for that ESP's customers to Dual Billing pursuant to Section 7.10.4. If an ESP is late in paying charges a deposit or additional deposit as provided for in Section 7.11 may be required.

            7.7.2   ESP Consolidated Billing

                    7.7.2.1   Payment is due in full from the ESP within fifteen
                              (15) calendar days after the date Company's charges are rendered to the ESP. The ESP shall pay all undisputed Company charges regardless of whether Customer has paid the ESP. All payments received after fifteen (15) calendar days will be assessed applicable late charges pursuant to
                              Schedule 1. If an ESP fails to pay these charges prior to the next billing cycle, Company may revert the billing option for that ESP's customers to Dual Billing pursuant to Section 7.10.4. If an ESP is late in paying charges a deposit or additional deposit as provided for in Section 7.11 may be required.

                    7.7.2.2 Company shall be responsible for any follow-up inquiries with the ESP if there is question concerning the payment amount.

                    7.7.2.3 Company has no payment obligations to the ESP for Customer payments under ESP Consolidated Billing services.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            7.7.3   Dual Company/ESP Billing

                    Company and the ESP are separately responsible for collection of Customer payment for their respective charges.

      7.8   Late or Partial Payments and Unpaid Bills

            7.8.1   Company UDC Consolidated Billing

                    7.8.1.1 Company shall not be responsible for ESP's Customer collections, collecting the unpaid balance of ESP charges from Customers, sending notices informing Customers of unpaid ESP balances, or taking any action to recover the unpaid amounts owed the ESP. The ESP shall assume any collection obligations and/or late charge assessments for late or unpaid balances related to ESP charges under this billing option.

                    7.8.1.2 All Customer payments shall be applied first to unpaid balances identified as Company charges until such balances are paid in full, then applied to ESP charges. A Customer may dispute charges as provided by A.A.C. R14-2-212, but a Customer will not otherwise have the right to direct partial payments between Company and the ESP.

                    7.8.1.3 ACC rules shall apply to late or non-payment of all Company customer charges. Undisputed Company delinquent balances owed on a customer account shall be considered late and subject to Company late payment procedures.

            7.8.2   ESP Consolidated Billing

                    The ESP shall be responsible for collecting both unpaid ESP and Company charges, sending notices informing Customers of unpaid ESP and Company balances, and taking appropriate actions to recover the amounts owed. Company shall not assume any collection obligations under this billing option and ESP is liable to Company for all undisputed payments owed Company.

            7.8.3   Dual Company/ESP Billing

                    Company and the ESP are responsible for collecting their respective unpaid balances, sending notices to Customers informing them of the unpaid balance, and taking appropriate actions to recover their respective unpaid balances. Customer disputes with ESP charges must be directed to the ESP and Customer disputes with Company charges must be directed to Company.

      7.9   Service Disconnects and Reconnects

            In accordance with ACC rules, Company has the right to disconnect electric service to the Customer for a variety of reasons, including, but not limited to, the non-payment of Company's final bills or any past due charges by Customer, or evidence of safety violations, energy theft, or fraud, by Customer. The following provides for service disconnects and reconnects.

            7.9.1 Company shall notify Customer and Customer's ESP of Company's intent to disconnect electric service for the non-payment of Company charges prior to disconnecting electric service to the Customer. Company shall further notify the ESP at the time Customer has been disconnected. To

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                    the extent authorized by the ACC, a service charge shall be imposed on Customer if a field call is performed to disconnect electric service.

            7.9.2 Company shall reconnect electric service for a fee when the criteria for reconnection have been met to Company's satisfaction. Company shall notify the ESP of a Customer's reconnection.

            7.9.3 Company shall not disconnect electric service to Customer for the non-payment of ESP charges by Customer. In the event of non-payment of ESP charges by Customer, the ESP may submit a DASR requesting termination of the service agreement and request return to Company Standard Offer Service. Company will then advise the Customer that they will be placed on Company Standard Offer Service unless a DASR is received from another ESP on their behalf.

      7.10. Involuntary Service Changes

            7.10.1. A Customer may have its service of electricity, billing, or metering from an ESP changed to another provider, including Company, involuntarily in the following circumstances:

                    7.10.1.1. The ACC has decertified the ESP or the ESP
                              otherwise receives an ACC order that prohibits the ESP from serving the customer.

                    7.10.1.2 The ESP, including its agents, has materially failed to meet its obligations under the terms of its ESP Service Acquisition Agreement with Company (including applicable tariffs and schedules) so as to constitute an Event of Default under the terms of the ESP Service Acquisition Agreement, and Company exercises its contractual right to terminate the ESP Service Acquisition Agreement.

                    7.10.1.3 The ESP has materially failed to meet its obligations under the terms of the ESP Service Acquisition Agreement (including applicable tariffs and schedules) so as to constitute an Event of Default and Company exercises a contractual right to change billing options.

                    7.10.1.4 The ESP ceases to perform by failing to provide schedules through a Scheduling Coordinator whenever such schedules are required, or the ESP fails to have a Service Acquisition Agreement in place with a Scheduling Coordinator.

                    7.10.1.5. The Customer fails to meet its Direct Access
                              requirements and obligations under the ACC rules and Company tariffs and schedules.

            7.10.2. Change of Service Election in Exigent Circumstances

                    In the event Company finds that an ESP or the Customer has materially failed to meet its obligations under this Schedule or the ESP Service Acquisition Agreement such that Company elects to invoke its remedies under Section 7.10 (other than termination of ESP Consolidated Billing under Section 7.10.1.3) and the failure constitutes an emergency (defined as posing a substantial threat to the reliability of the electric system or to public health and safety), or the failure relates to ESP's sale of unscheduled energy, Company may initiate a change in the Customer's service election, or terminate an ESP's ability to offer certain services under Direct Access. In such case, Company shall initiate the change or termination by preparing a DASR, but the change or termination may be made immediately notwithstanding the applicable DASR processing times set forth in this Schedule. Company shall provide such notice and opportunity to remedy the problem if there are reasonable circumstances prevailing. Additionally, Company shall notify the ACC of the circumstances that required the change or the termination and the

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                    resulting action taken by Company. The ESP and/or Customer shall have the right to seek an order from the ACC restoring the customer's service election and/or the ESP's ability to offer services. Unless expressly ordered by the ACC, the provisions of this section shall not disconnect electric service provided to Customer other than as provided in
                    Section 4.4.2.

            7.10.3. Change in Service Election Absent Exigent Circumstances

                    7.10.3.1. In the event Company finds that an ESP has
                              materially failed to meet its obligations under this Schedule or the ESP Service Acquisition Agreement such that Company seeks to invoke its remedies under Section 7.10 (other than termination of ESP Consolidated Billing under
                              Section 7.10.1.3), and the failure does not constitute an emergency (as defined in Section 7.10.2) or involve an ESP's unauthorized energy use, Company shall notify the ESP and the ACC of such finding in writing stating the following:

                             7.10.3.1.1.  The nature of the alleged failure;

                             7.10.3.1.2. The actions necessary to remedy the failure;

                             7.10.3.1.3.  The name, address and telephone
                                          number of a contact person at the
                                          Company authorized to discuss
                                          resolution of the failure.

                    7.10.3.2. The ESP shall have thirty (30) calendar days from receipt of such notice to remedy the alleged failure or reach an agreement with Company regarding the alleged failure. If the failure is not remedied and no agreement is reached between Company and the ESP following this thirty (30) day period, Company may initiate the DASR process set forth in this Schedule to accomplish its remedy and shall notify the customers of such remedy. Unless expressly ordered by the ACC, the provisions of this section shall not disconnect electric service provided to the customer other than as provided in Section 4.4.2.

            7.10.4. Termination of ESP Consolidated Billing

                    7.10.4.1. Company may terminate ESP Consolidated Billing
                              under the following circumstances:

                             7.10.4.1.1. The Company shall notify affected Customers that ESP Consolidated Billing services will be terminated, and the Company may switch affected Customers to Dual Company/ESP billing as promptly as possible if any of the following occur:

                                           7.10.4.1.1.1  Company finds that the
                                                         information provided by
                                                         the ESP in the ESP
                                                         Service Acquisition
                                                         Agreement is materially
                                                         false, incomplete, or
                                                         inaccurate.

                                           7.10.4.1.1.2  The ESP attempts to
                                                         avoid payment of
                                                         Company charges.

                                           7.10.4.1.1.3  The ESP files for
                                                         bankruptcy.

                                           7.10.4.1.1.4  The ESP fails to have
                                                         an involuntary
                                                         bankruptcy proceeding
                                                         filed against the ESP
                                                         dismissed within sixty
                                                         (60) calendar days.

                                           7.10.4.1.1.5  The ESP admits
                                                         insolvency.

                                           7.10.4.1.1.6  The ESP makes a general
                                                         assignment for the
                                                         benefit of creditors.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                                           7.10.4.1.1.7  The ESP is unable to
                                                         pay its debts as they
                                                         mature.

                                           7.10.4.1.1.8  The ESP has a trustee
                                                         or receiver appointed
                                                         over all, or a
                                                         substantial portion, of
                                                         its assets.

                              7.10.4.1.2. If the ESP fails to pay Company (or dispute payment pursuant to the procedures set forth in this
                                           Schedule) the full amount of all
                                           Company charges and fees by the
                                           applicable due date, Company shall
                                           notify the ESP of the past due amount
                                           within two (2) working days of the
                                           applicable past due date. If the ESP
                                           incurs late charges on more than two
                                           (2) occasions or fails to pay overdue
                                           amounts including late charges within
                                           five (5) working days of the receipt
                                           of notice by Company, Company may
                                           notify the ESP's customers and the
                                           ESP that ESP Consolidated Billing
                                           services will be terminated, and that
                                           Customers shall be switched to Dual
                                           Billing.

                              7.10.4.1.3. If the ESP fails to comply within thirty (30) calendar days of the receipt of notice from Company of any additional credit, security or deposit requirements set forth in Sections 5.1.3 and 7.11, Company may notify the ESP that ESP Consolidated Billing services will be terminated, and that Customers shall be switched to Dual Billing.

                    7.10.4.2. Upon termination of ESP Consolidated Billing
                              pursuant to Section 7.10.4, Company may deliver a separate bill for all Company charges which were not previously billed by the ESP.

                    7.10.4.3 Company may reinstate the ESP's eligibility to engage in ESP Consolidated Billing upon a reasonable showing by the ESP that the problems causing the revocation of ESP Consolidated Billing have been cured, including payment of any late charges, reestablishing credit requirements in compliance with Sections 5.1.4 and 7.11, and payment to Company of all costs associated with changing ESP customers' billing elections to and from dual billing.

                    7.10.4.4 In the event Company terminates ESP Consolidated Billing, Company will return any security posted by the ESP pursuant to the ESP Service Acquisition Agreement.

            7.10.5. Termination of Company UDC Consolidated Billing

                    7.10.5.1. Company may terminate Company UDC Consolidated
                              Billing and revert to Dual Billing upon providing thirty (30) calendar days notice to an ESP if ESP fails to pay Company charges in connection with Company UDC Consolidated Billing or otherwise fails to comply with its obligations under Section 7.2.

                    7.10.5.2 Company may terminate Consolidated Billing upon providing thirty (30) days notice to an ESP if Company cancels or changes the tariff governing Company UDC Consolidated Billing.

            7.10.6. Upon termination of ESP Direct Access services pursuant to
                    Section 7.10, the provision of the affected service(s) shall be assumed by another eligible ESP from which the Customer elects to obtain the affected service(s). Absent an election by Customer, Company shall provide such services, until such time that Customer makes an election.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            7.10.7. Company shall not use involuntary service changes in an anticompetitive or discriminatory manner.

      7.11. ESP Security Deposits

            7.11.1. Company may, at its discretion, require cash security deposits from any ESP that has on more than one occasion failed to pay Company charges or ACC-approved Direct Access charges within the established time frame, such as DASR fees, meter or billing error or service fees, and other fees applicable to an ESP through Schedule 10 and Company's other tariffs and schedules.

            7.11.2. The amount of the security deposit required shall not exceed two and one-half times the estimated maximum monthly bill to the ESP for such charges, and a separate security deposit may be required for separate categories of ESP or Direct Access charges.

            7.11.3. Security deposits required pursuant to Section 7.11 shall be in the form of a cash deposit accruing interest as specified in Section 2.7.4 of Company Schedule 1. Company shall issue the ESP a nonnegotiable receipt for the amount of the deposit.

            7.11.4. Company may refuse to accept DASRs from, or provide other
                    Company services to, an ESP that fails to comply within thirty (30) calendar days to a demand that the ESP establish a security deposit pursuant to Section 7.11.

8.    Meter Services

      8.1 Under Direct Access, ESPs may offer certain metering services for Direct Access implementation, including meter ownership, MSP and MRSP services.

      8.2   Company has the right to offer the following meter services:

            8.2.1 Metering and Meter Reading for Residential Load-Profiled Customers

            8.2.2   Services as authorized by the ACC.

            8.2.3 Company reserves the right to perform meter disconnects, regardless of meter ownership, in cases of potential safety hazards or non-payment for Company charges.

      8.3 A Load Serving ESP may sub-contract Metering or Meter Reading Services to a certificated third party. If the ESP sub-contracts any of the components of these services to a third party, the ESP shall, for the purposes of this Schedule, remain responsible for the services.

      8.4 Load Serving ESPs providing Metering or Meter Reading Services to Direct Access customers either on their own or through a third party assume full responsibility for meeting the applicable meter and communication standards, as well as assuming responsibility for the safe installation and operation of the meter and any personal injuries and damage caused to customer or Company property by the meter or its installation. This liability will lie with the ESP regardless of whether the ESP or its subcontractors perform the work.

      8.5   Meter Specifications

            8.5.1 The Director of Utilities Division of the ACC has determined the following specifications and standards shall apply to competitive metering where applicable (see Performance Metering Specifications and Standards document):

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            8.5.2   Metering standards (American National Standards Institute):

                        ANSI C12.1   Code for Electricity Metering
                        ANSI C12.6   Marketing & Arrangement of Terminals for
                                     Phase Shifting Devices used in Metering
                        ANSI C12.7   Watt-hour Meter Socket
                        ANSI C12.10  Electromechanical Watt-hour Meters
                        ANSI C12.13  Electronic TOU Registers for Electricity
                                     Meters
                        ANSI C12.18  Type 2 Optical Port
                        ANSI C12.20  0.2% & 0.5% Accuracy Class Meters
                        ANSI C37.90  Surge Withstand Test
                        ANSI 57.13   Instrument Transformers (All CTs & PTs)
                        ANSI Z1.4    Sampling Procedures and Tables for
                                     Inspection
                        ANSI Z1.9    Sampling Procedures and Tables for
                                     Inspection

            8.5.3   EEI Electricity Metering Handbook

            8.5.4 Electric Utilities Service Equipment Requirements Committee (EUSERC)

            8.5.5   NEC & Local Requirements by jurisdictions

            8.5.6   Company's Electric Service Requirements Manual (ESRM)

            8.5.7   National Electrical Safety Code (NESC)

            8.5.8 ESPs or their contractors providing competitive metering services shall also comply with such other specifications or standards determined to be applicable or appropriate by the ACC's Director of Utilities Division.

      8.6   Meter Conformity

            8.6.1 All Direct Access meters shall have a visual kWh display and must have a physical interface to enable on-site interrogation of all stored meter data. All meters installed must support the Company's rate schedules.

            8.6.2 If Company is providing MRSP functions for the ESP, pursuant to the Rules, meters must be compatible with Company's meter reading system.

            8.6.3 No meter or associated metering equipment shall be set or allowed to remain in service if it is determined that the meter or its associated equipment did not meet approved specifications, as set forth in Company's ESRM, or is in violation of any code listed in Section 8.5.

      8.7   Meter Testing

            8.7.1 If a manufacturer's sealed meter has not previously been set and the meter was tested within the last twelve (12) months, the meter shall be deemed in compliance with ACC standards without additional testing.

            8.7.2 Any meter removed from service shall be processed according to the following table prior to its re-installation:

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

         METER TYPE                REMOVAL REASON     ACTION REQUIRED
         ----------                --------------     ---------------
1 Ph kWh Electro-Mechanical           Routine         Meter Inspection
1 Ph kWh Electro-Mechanical           Trouble            Meter Test
1 Ph kWh Hybrid or Solid State        Routine            Meter Test
1 Ph TOU (all)                        Trouble            Meter Test
3 Ph Meters (all)                       All              Meter Test
1 Ph or 3 Ph IDR Meters                 All              Meter Test

            8.7.3 Meter tests are to be conducted in accordance with ANSI C12.1 recommended testing standards.

            8.7.4 Records on meter testing shall be maintained by the MSP and provided to the requesting parties within three (3) working days of such a request for such records. The latest meter test record shall be kept as long as the meter is in service.

      8.8   Meter Test Requests

            Pursuant to A.A.C. R14-209(F), either party may request that the other party perform a meter test, in which instance the requesting party is entitled to witness the test if it so chooses. The requesting party shall be notified of the test date and written test results from the testing party. If the meter is found to be within ACC-approved standards, the requesting party shall reimburse the other party for all costs incurred in the process of testing the meter (per ACC approved tariffs). The MSP shall take reasonable measures to detect meter error. The MSP shall notify Company as soon as it becomes aware of any meter that is not operating in compliance with ACC performance specifications. The MSP shall make any repairs or changes required to correct the error. ESPs and Company shall use a form approved by the ACC Process Standardization Working Group
            (PSWG) to initiate and respond to such action.

      8.9   Meter Identification

            8.9.1 The ESP or its agent shall install a Company provided unique number on each meter. Company will provide the unique numbers printed on stickers in blocks of up to 1,000 numbers. These stickers must be readily visible from the front of the meter. The number assigned to that meter shall remain solely with that meter while in use in Company's service territory.

            8.9.2 When an ESP installs either its own meter or a customer owned meter, the ring or lock ring must be secured with a blue seal that is imprinted with the name and/or logo of the ESP or their agent.

      8.10  Installation of metering equipment

            8.10.1 All metering equipment shall be installed according to all applicable ACC requirements and Company's Electric Service Requirements Manual.

            8.10.2 An ESP or its agent must be authorized by Company to remove a Company owned meter. The Existing Meter Information (EMI) form will be sent to the ESP and MSP within five (5) working days within receiving the DASR acceptance notification indicating a pending meter exchange. When the MSP intends to remove a Company meter, Company must receive a Meter Data Communication Request (MDCR) format at least five (5) working days prior to the exchange.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

                    Upon completion of the meter exchange, the MSP will return the Meter Installation/Removal Notification (MIRN) form to Company by the end of business, three (3) working days from the day of the exchange.

            8.10.3 The ESP or its agent shall inform Company of all meter activity, such as meter installations or exchanges, via the Meter Activity Coordination (MAC) Form within the time frames specified above. If final meter reads are not provided to Company, are inaccurate, or otherwise result in Company not being able to render accurate final bills to customers pursuant to ACC Rules and Regulations, the ESP shall be responsible for any unbilled, disputed, or unrecoverable amounts and applicable late charges.

            8.10.4 The ESP or its agent shall return the existing meter to Company at one of Company's designated locations identified in the meter drop off list within fifteen (15) working days after its removal, or be charged the cost of the meter and metering equipment and /or any other charges per the applicable ACC-approved tariff. The ESP or its agent shall be responsible for damage to the meter occurring during shipment.

      8.11  On-Site Inspections/Site Meets

            8.11.1 Company may perform on-site inspections of meter installations. The ESP shall be notified if the inspections uncover any material non-compliance by the MSP with the approved specifications and standards.

            8.11.2 For new construction, the party installing the meter shall ensure that the owner/builder has met the construction standards outlined in Company's ESRM, and Company's Transmission and Distribution construction manual, as well as local municipal agency requirements, and any updates, supplements, amendments and other changes that may be made to these manuals and requirements. Company shall perform a preinstallation inspection on all new construction. Local city/county clearances may also be required prior to energizing any new construction.

            8.11.3 Company may require a site meet for: the exchange or removal of an IDR meter which requires an optical device to retrieve interval data; the exchange or removal of equipment at an existing totalized metering installation; a restricted access location for which Company forbids key access; cogeneration sites, bi-directional or detented metering sites; or upon request of an ESP or MSP. The ESP and Company's MAC shall coordinate the time of the site meet. If the ESP or MSP miss two (2) site meets, Company may cancel the applicable DASR. Company may charge for a site meet requested by the ESP or MSP, or if the ESP or MSP fails to arrive within thirty (30) minutes of the appointment time, or if the ESP fails to cancel a site meet at least one (1) working day in advance of the appointment time.

      8.12  Meter Service Options and Obligations

            8.12.1 Meter Ownership shall be limited to Company, an ESP, or the customer. The customer must obtain the meter through Company or an ESP. Although a customer may own the electric meter, maintenance and servicing of the metering equipment shall be limited to Company, the ESP, or the ESP's qualified representative (MSP).

            8.12.2 If the ESP or customer owns the meter, the ESP must own the CTs, PTs, and associated equipment, except as provided in
                    Section 8.12.3. The ESP may purchase existing CTs and PTs and associated metering equipment from Company.

ARIZONA PUBLIC SERVICE COMPANY                                  A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            8.12.3 The following provisions apply to the ownership of CTs and PTs.

                    8.12.3.1 For distribution voltages up to 25kV, the ESP or Company shall own the CTs and PTs. For transmission primary voltages (over 25kV), the CTs and PTs shall be owned by Company. ESP owned CTs and PTs must meet Company specifications. No CTs and PTs or associated metering equipment shall be set or allowed to remain in service if it is determined that the CTs and PTs or their associated equipment does not meet Company's approved specifications, as set forth in Company's Electric Service Requirements Manual in place at the time of installation.

            8.12.4 All CT-rated meter installations shall utilize safety test switches, and all self-contained commercial metering shall utilize safety-test blocks as provided in Company's ESRM. During meter exchanges, the ESP or its agent's employees who are certificated to perform the related MSP activities may install, replace or operate Company test switches and operate Company-sealed customer-owned test blocks.

      8.13  Installation Options

            8.13.1 The ESP is responsible for Direct Access customer meter installation. Company may optionally provide meter installation pursuant to the Rules.

            8.13.2 ESPs or their agents must be certificated by the ACC in order to offer MSP services. The policies and procedures described in this Section 8.13 assume that the MSP and their meter installers have ACC certification. ESPs may elect to offer metering services by:

                    8.13.2.1  Becoming a certificated MSP.

                    8.13.2.2 Subcontracting with a third party that is a certificated MSP.

                    8.13.2.3 Subcontracting with Company under the circumstances described in Section 8.2.

      8.14  As part of providing metering services, ESPs or their agents shall:

            8.14.1 Obtain lock ring keys for meters originally installed by Company or request site meets with Company. Company will issue lock ring keys to certified MSPs upon receipt of a refundable deposit. The deposit will not be refunded if a key is either lost or stolen, and a fee will be applied to replace lost or damaged keys. For more information about the cost of lock rings, standard rings, or lock ring keys, please consult the Company MAC.

            8.14.2 If lock rings are used they shall meet Company requirements. If a meter is installed and the readings are obtained from a source other than a physical inspection, a lock ring must be utilized. Lock rings may be purchased from Company.

            8.14.3 Provide information to Company on the specifications and other specifics on meters not purchased from or installed by Company.

            8.14.4 Allow Company to remove the customer's meter, or schedule a site meet to remove the meter transferring from Direct Access to Standard Offer service. If the ESP allows Company to remove meters, ESP shall coordinate with Company regarding the return of the meters.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            8.14.5 Be responsible for obtaining and providing reads from any meter that it installs from the time it is installed to the time it is removed or until meter reading responsibilities are assumed by another ESP or the customer returns to Standard Offer service.

            8.14.6 Ensure that ESP and MSP employees working in Company's territory follow ACC and other applicable safety standards.

            8.14.7 Company shall notify the ESP immediately and the ESP shall notify Company immediately of any suspected unauthorized energy use when a safety hazard exists. In instances where there is not a safety hazard, each party will notify each other within twenty-four (24) hours. The ESP shall ensure that a lock ring is installed to secure any meter that does not require a monthly local (i.e., manual) meter read. The Parties agree to preserve any evidence of unauthorized energy use. Once unauthorized energy use is suspected, Company, in its sole discretion, may take any or all of the actions permitted under Company's tariffs and schedules and shall notify the ACC of any such action taken.

            8.14.8 Take no action to impede Company's safe and unrestricted access to a customer's service entrance.

            8.14.9 Glass over any socket when a meter is removed and a new meter is not installed.

      8.15  MSRP Services provided as a responsibility of an ESP

            Only certificated MRSP's acting on the ESP's behalf in accordance with ACC regulations shall perform MRSP functions. The MRSP for each Direct Access customer will be specified on the DASR received from the ESP. Any changes to Customers MRSP will be updated by the ESP with a "UC" DASR at least ten (10) days prior to the next scheduled read date. MRSP obligations and responsibilities are stated in the ACC's Rules and Regulations and include:

            8.15.1 Meter data for Direct Access Customers shall be read, validated, edited, and transferred pursuant to Arizona's Validation, Editing, and Estimation Process (VEE). It is the responsibility of the MRSP to comply with this process. In cases where validated data is unavailable for transfer by the posting deadline, it is the responsibility of the MRSP to provide an estimated data file for the entire read cycle until actual meter data is available. At such time as actual data becomes available, a corrected data file shall be posted immediately.

            8.15.2 Both Company and the ESP shall have 24-hour/7 days per week access to the MRSP server.

            8.15.3 Meter read data shall include beginning and ending reads as well as the validated usage for load-profiled customers. Validated interval data shall be provided for all interval metering customers. Data must be posted to the MRSP server using the Arizona Standard EDI "867" format. Estimated data shall contain applicable reason codes pursuant to the 867 guidelines.

            8.15.4 The MRSP shall provide Company with access to meter data at the MRSP server as required to allow the proper performance of billing and settlement.

            8.15.5 MRSPs must have a CC&N from the ACC authorizing it to offer MSRP services, and must be certified in Company territory.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS

            8.15.6 MRSPs shall read Customer's meter based on the scheduled read date per Company's Yearly Meter Read Schedule. The billing cycle for each meter shall contain the full period from read date to the following read date. Interval data cycles shall be considered from 00:15 on the read date to 00:00 on the following read date (i.e. 9/1/00 00:15 through 10/1/00 00:00). The first complete interval timestamp shall begin at 00:15 in each cycle. For meter exchanges to Direct Access, the first complete interval through the first read date at 00:00 shall constitute the billing cycle. For meter exchanges back to Standard Offer, every interval shall be included up to the last full interval prior to the exchange. It is the responsibility of the MRSP to provide estimation of any intervals that are necessary to constitute the full billing cycle.

            8.15.7  The MRSP shall provide re-reads or read verifies within ten
                    (10) working days of a request by Company or Customer. The requesting party may be charged per the applicable ACC tariff if the original read was not in error.

      8.16  Meter Reading Data Obligations

            8.16.1  Accuracy for all meters.

                    8.16.1.1 Meter clocks shall be maintained according to Arizona time within +/- three (3) minutes of the National Time Standard.

                    8.16.1.2  Meter read date and time shall be accurate.

                    8.16.1.3 All meter reading data shall be validated pursuant to the approved Arizona VEE guidelines.

            8.16.2  Timeliness for Validated Meter Reading Data

                    Pursuant to guidelines established by the Utilities Division Director, one hundred percent (100%) of the validated meter data shall be available by 3:00 p.m. Local Arizona Time
                    (MST) on the third working day after the scheduled read date. If the meter data is not posted, is unavailable, or clearly contains errors by this deadline, the billing determinants including usage (kWh) and demand (kW) may be estimated by Company and the ESP shall be charged an approved charge for this service.

            8.16.3  Proof of Operational Ability

                    Prior to performing MRSP services in Company's distribution service territory, or prior to making any significant change in MRSP service methodology, each MRSP will perform compliance testing to demonstrate its ability to read meters, validate data, edit data, estimate missing data and post validated data in Company-compatible EDI format to the MRSP server. In addition, upon installation of the initial meter on Direct Access accounts in Company's distribution service territory, each MRSP shall prove its ability to read its meters and post validated data in Company-compatible EDI format to the MRSP server. If the MRSP is unsuccessful in its attempts to meet these requirements, all subsequent requests for meter exchanges will be postponed until the MRSP successfully demonstrates its operational ability.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX F

                                                                     SCHEDULE 10
[APS LOGO]                                TERMS AND CONDITIONS FOR DIRECT ACCESS


            8.16.4  Retention and Format for Meter Reading Data

                    8.16.4.1 All meter reading data for a Customer shall remain posted on the MRSP server for five (5) working days and will be recoverable for at least three
                              (3) years.

                    8.16.4.2 Meter reading data posted to the MRSP server shall be stored in Company-compatible EDI format.

      8.17  Company performing MSP and MRSP functions:

            If Company is eligible to perform Direct Access related MSP and MRSP functions as defined in section 8.2, the following restriction applies:

            The validated meter read will be posted in EDI format no later than 6 working days following the scheduled read date.

      8.18  Non-Conforming Meters, Meter Errors and Meter Reading Errors

            8.18.1 Whenever Company, the ESP or its agents becomes aware of any non-conforming meters, erroneous meter services and/or meter reading services that impact billing, it shall promptly notify the other parties and the affected Customer. Bills found to be in error due to non-conforming meters or errors in meter services or meter reading services will be corrected by the appropriate parties.

            8.18.2 In cases of meter failure or non-compliance, the ESP or its agents shall have five (5) working days to correct the non-compliance. If the non-compliance is not remedied within five (5) working days, the following actions may apply:

                    8.18.2.1 A site meeting may be required when services are being performed. The non-compliant party may be charged an ACC-approved tariff for the meeting.

                    8.18.2.2 Company may repair the defect, and the other party shall be responsible for all related expenses.

                    8.18.2.3 Company shall adhere to the approved Performance Monitoring Standards and follow the steps outlined to address non-compliance by an MRSP.

            8.18.3 Company may refuse to enter into a new ESP Service Acquisition Agreement, or cancel an existing ESP Service Acquisition Agreement pursuant to section 7.10.1.2, with any ESP or its agents that has a demonstrated pattern of uncorrected non-compliance as established above. This provision shall not apply if the alleged demonstrated pattern of non-compliance or correction thereof is disputed and is pending before any agency or entity with jurisdiction to resolve the dispute.

ARIZONA PUBLIC SERVICE COMPANY                                   A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5354
Filed by: Alan Propper                                       Service Schedule 10
Title: Director of Pricing                                        Revision No. 1
Original Effective Date: December 3, 1998                      Effective: XXXXXX

                                   APPENDIX G                         SCHEDULE 4
                                                  TOTALIZED METERING OF MULTIPLE
[APS LOGO]                            SERVICE ENTRANCE SECTIONS AT A SINGLE SITE
                                    FOR STANDARD OFFER AND DIRECT ACCESS SERVICE

            Arizona Public Service Company (Company) customers at a single site whose load requires multiple points of delivery through multiple service entrance sections (SESs) may be metered and billed from a single meter through Adjacent Totalized Metering or Remote Totalized Metering as specified in this schedule.

            Totalized Metering (Adjacent or Remote) is the measurement for billing purposes on the appropriate rate, through one meter, of the simultaneous demands and energy of a customer who receives electric service at more than one SES at a single site.

A. Totalized metering will either be Adjacent or Remote and shall be permitted only if conditions 1 through 7 are all satisfied.

      1. The customer's facilities must be located on adjacent and contiguous sites not separated by private or public property or right-of-way and must be operated as one integral unit under the same name and as a part of the same business or residence (these conditions must be met to be considered a single site, as specified in Company's
            Schedule 1, Terms and Conditions for Standard Offer and Direct Access Service, Section 4.1.1); and

      2. Power will generally be delivered at no less than 277/480 volt (nominal), three phase, four wire or 120/240 volt (nominal) single phase three wire; and

      3. Three phase and single phase service entrance sections can not be combined for totalizing purposes; and

      4. For Standard Offer customers, totalized metering must be accomplished by a physical wire interconnection of metering information with the customer providing conduit between the SESs; for Direct Access customers the customer's Electric Service Provider may provide electronically totalized demand and energy reads in compliance with Company's Schedule 10, Terms and Conditions for Direct Access; and

      5. The customer shall provide vault or transformer space, which meets Company specifications, on the customer's property at no cost to Company; and

      6. If the customer operates an electric generation unit on the premise, totalized metering will be permitted when the customer complies with all of Company's requirements for interconnection, pays all costs for any additional special metering required to accommodate such service from totalized service sections, and takes service on an applicable rate schedule for interconnected customer owned generation; and

      7. Written approval by Company's authorized representative is required before totalized metering may be implemented.

B. Adjacent Totalized Metering will apply when conditions A.1-A.7 and the following conditions are met:

      1. The customer's total load to be totalized requires a National Electrical Code (NEC) service entrance size of over 3,000 amps three phase or 800 amps single phase; and

      2.    Company requires that load be split and served from multiple SESs;
            and

      3. The customer must locate SESs to be totalized within 10 feet of each other.

      There will be no additional charge to the customer's monthly bill for Adjacent Totalized Metering.

ARIZONA PUBLIC SERVICE COMPANY                         A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5357
Filed by: Alan Propper                                 Schedule 4
Title: Director of Pricing                             Revision No. 5
Original Effective Date: February 22, 1977             Effective: XXXXXXXX

                                   APPENDIX G                         SCHEDULE 4
                                                  TOTALIZED METERING OF MULTIPLE
[APS LOGO]                            SERVICE ENTRANCE SECTIONS AT A SINGLE SITE
                                    FOR STANDARD OFFER AND DIRECT ACCESS SERVICE

C. Remote Totalized Metering will apply when conditions A.1-A.7 are met, multiple SESs are separated from one another by more than 10 feet, and the following conditions are met:

      1. Each of the customer's service entrance sections to be totalized requires an NEC section size of 3,000 amps three phase or 800 amps single phase or greater; and

      2. The customer's total load to be totalized has a minimum demand of 2,000 kVa or 1,500 kW three phase or 100 kVa or 80 kW single phase; and

      3. The customer has made a non-refundable contribution for the net additional cost to Company of the meter totalizing connection and equipment.

      When the total capital investment by Company to provide service at multiple points of delivery, as computed by Company, is equal to or less than the cost to serve a single point of delivery, then no additional monthly charge shall be made to the customer receiving Remote Totalized Metering. However, lower capital investment which results from the customer's contribution, other than the meter costs in C.3 above, shall not be considered.

      For customers where the total capital investment by Company to provide service at multiple points of delivery, as computed by Company, is greater than the cost to serve at a single point of delivery, then there shall be an additional charge. The additional monthly charge for each delivery point above one shall consist of 1% of the totalized bill, plus $500.00, plus all applicable taxes and adjustments.

D.    Removal of Totalized Metering Configuration

      In some cases, it may be to the customer's benefit to remove all totalized metering equipment, or remove selected totalized metering equipment from the totalized account. This will be permitted under the following conditions:

      1. The customer must submit a written request to Company stating the reason for the removal and the specific equipment to be removed.

      2. After removal of the equipment, the customer may not ask for services to be totalized for one (1) year from the removal date. At the end of one (1) year, if the customer does request services to be totalized, the applicable conditions listed above must be met.

      3. The customer will be required to make a nonrefundable contribution for the costs associated with the removal of the meter totalizing connection and equipment.

ARIZONA PUBLIC SERVICE COMPANY                         A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 5357
Filed by: Alan Propper                                 Schedule 4
Title: Director of Pricing                             Revision No. 5
Original Effective Date: February 22, 1977             Effective: XXXXXXXX

                                   APPENDIX H                        SCHEDULE 15
[APS LOGO]                                    CONDITIONS GOVERNING THE PROVISION
                                                         OF SPECIALIZED METERING

            Arizona Public Service Company (Company) will provide specialized metering upon customer request, provided the customer agrees to the following conditions:

1. The customer must contact their Company Account Representative to request and coordinate the purchase and installation of specialized metering such as KYZ pulse meters, IDR meters, or IDR and KYZ pulse meters. The customer must specify whether a modem will be required.

2. If the customer requests a meter with a modem option, the customer will be required to install communication equipment and connections which shall include a RJ11 or RJ12 jack. A coil of communication cable with either an RJ11 or RJ12 jack is to be provided within five to ten feet of the meter panel location and in such a manner that will provide for ease of attachment of the jack to the meter panel by Company. The phone line must be installed prior to the installation of the meter. The customer must provide Company with a phone number and any other communication access information to the meter(s) prior to Company installation of the meter(s).

3. If a customer requests kWh pulses, Company shall furnish an isolation relay and maintain the output wire and connections from this relay to an approved terminal block to be furnished by the customer. The terminal block shall be located in a lockable junction box mounted adjacent to (but not within) the Company metering compartment and not on the face of the Company metering panel.

4. The customer will be required to make a non-refundable contribution in aid of construction to Company for the requested meter(s) installation. The non-refundable contribution amount will be determined at the time of the request as follows:

      4.1 If a meter currently exists on the customer site, the charge is based on Company's total equipment and installation costs for the requested specialized metering less the equipment cost of Company's existing meter.

      4.2 If a meter has not been installed on the customer site, the charge is based on Company's total equipment and installation costs for the requested specialized metering less 100% of the AUC cost of a Company standard meter.

      4.3 If a specialized meter is existing on a customer's site and the customer requests an upgrade to a different type of meter, the customer will be responsible for 100% of the cost (installation and equipment) associated with the requested meter.

      Company will not place an order for a requested meter(s) until payment has been received from the customer. The typical lead time for procurement of meters is six (6) to eight (8) weeks. Once the requested meter(s) have been received, Company will schedule the installation of the meter(s) with the customer or a designated representative.

      Company will retain ownership of all meters and Company installed metering equipment.

      If a customer makes a nonrefundable contribution for the installation of a specialized meter and then terminates service or requests Company to remove and/or replace the specialized meter, the customer will not be eligible for a refund.

ARIZONA PUBLIC SERVICE COMPANY                         A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4550
Filed by: Alan Propper                                 Schedule 15
Title: Director of Pricing                             Revision No. 2
Original Effective Date: June 30, 1982                 Effective: XXXXXXXX

                                   APPENDIX H                        SCHEDULE 15
[APS LOGO]                                    CONDITIONS GOVERNING THE PROVISION
                                                         OF SPECIALIZED METERING

      Company will provide general maintenance of the specialized meter; however, in the event the meter should become damaged, obsolete or inoperable, the customer will be responsible for 100% of the replacement cost (installation and equipment) associated with the specialized meter.

      Company will not be responsible for the installation, maintenance, or usage fees associated with any phone lines or related communication equipment.

5. Under no circumstances shall the customer stop the operation or in any way affect or interfere with the operation of the isolation relay and the related output wiring. The integrity of Company's billing metering equipment within the sealed metering compartment shall be maintained.

6. Company reserves the right to interrupt the specialized metering circuit for emergencies or to perform routine or special tests or maintenance on its billing metering equipment, and in so doing assumes no responsibility for affecting the operation of the customer's demand control or other equipment. However, Company will make a good faith effort to notify the customer prior to any interruption of the specialized metering circuit.

7. The possible failure or malfunction of an isolation relay and subsequent loss of kWh contact closures to the customer's control equipment shall in no way be deemed to invalidate or in any way impair the accuracy and readings of Company's meters in establishing the kWh and demand record for billing purposes.

8. The accuracy of the customer's equipment is entirely the responsibility of the customer. Should the customer's equipment malfunction, Company will reasonably cooperate with the customer to the extent of assuring that no malfunction exists in Company's equipment. Work of this nature will be billed to the customer, unless the actual source of the malfunction is found within Company's equipment.

9. If Company provides pulse values in kWh, customer's equipment must be capable of readjustment or recalibration to adjust to new contact closure values and rates should it become necessary for Company to adjust the pulse values due to changes in Company's equipment.

10. No circuit for use by the customer shall be installed from Company's billing metering potential or current transformer secondaries.

11. Company reserves the right, without assuming any liability or responsibility, to disconnect and/or remove the pulse delivery equipment at any time upon 30 days written notice to the customer.

12. Upon request by Company, the customer shall make available to Company monthly load analysis information.

13. References to electric kWh pulses above shall mean isolation relay contact closures only; the customer is required to furnish operating voltage service. Isolation relay contacts are rated 5 amps, 28 volts DC or 120 volts AC.

14. The customer assumes all responsibility for, and agrees to indemnify and save Company harmless against, all liability, damages, judgments, fines, penalties, claims, charges, costs and fees incurred by Company resulting from the furnishing of specialized metering.

15. A waiver at any time by either party, or any default of or breach by the other party or any matter arising in connection with this service, shall not be considered a waiver of any subsequent default or matter.

ARIZONA PUBLIC SERVICE COMPANY                         A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4550
Filed by: Alan Propper                                 Schedule 15
Title: Director of Pricing                             Revision No. 2
Original Effective Date: June 30, 1982                 Effective: XXXXXXXX

                                   APPENDIX H                        SCHEDULE 15
[APS LOGO]                                    CONDITIONS GOVERNING THE PROVISION
                                                         OF SPECIALIZED METERING

16. Prior written approval by an authorized Company representative is required before electric kWh pulses service may be implemented.

ARIZONA PUBLIC SERVICE COMPANY                         A.C.C. No. XXXX
Phoenix, Arizona                                       Canceling A.C.C. No. 4550
Filed by: Alan Propper                                 Schedule 15
Title: Director of Pricing                             Revision No. 2
Original Effective Date: June 30, 1982                 Effective: XXXXXXXX

                                                                      APPENDIX I

                         ARIZONA PUBLIC SERVICE COMPANY
                   SCHEDULE OF AMOUNTS TO BE DEPOSITED IN THE
               DECOMMISSIONING TRUSTS INCLUDED IN COST-OF-SERVICE
                                PALO VERDE UNIT I
                             (THOUSANDS OF DOLLARS)
                                   (APS SHARE)

                                 POST
                               SHUTDOWN
                  POST          ISFSI
                SHUTDOWN      REGULATORY
                ON-GOING        ASSET
                  ISFSI      AMORTIZATION   DECOMMISSIONING       TOTAL               ACC
                 ANNUAL         ANNUAL           ANNUAL          ANNUAL        JURISDICTIONAL
              CONTRIBUTION   CONTRIBUTION     CONTRIBUTION    CONTRIBUTION       AMOUNT
LINE   YEAR     REQUIRED       REQUIRED         REQUIRED        REQUIRED             /1/
----   ----   ------------   ------------   ---------------   ------------   --------------
  1    2004    $     125        $   107        $   4,077       $   4,309       $   4,246
  2    2005          251            214            5,122           5,587           5,505
  3    2006          251            214            5,122           5,587           5,505
  4    2007          251            214            5,122           5,587           5,505
  5    2008          251            214            5,122           5,587           5,505
  6    2009          605            214            5,122           5,941           5,854
  7    2010          960            214            5,122           6,296           6,204
  8    2011          960            214            5,122           6,296           6,204
  9    2012          960            214            5,122           6,296           6,204
 10    2013          960            214            5,122           6,296           6,204
 11    2014          960            214            5,122           6,296           6,204
 12    2015          960            214            5,122           6,296           6,204
 13    2016          960            214            5,122           6,296           6,204
 14    2017          960            214            5,122           6,296           6,204
 15    2018          960            214            5,122           6,296           6,204
 16    2019          960            214            5,122           6,296           6,204
 17    2020          960            214            5,122           6,296           6,204
 18    2021          960            214            5,122           6,296           6,204
 19    2022          960            214            5,122           6,296           6,204
 20    2023          960            214            5,122           6,296           6,204
 21    2024          960            214            5,122           6,296           6,204
 22    2025            -              -                -               -               -
 23    2026            -              -                -               -               -
               ---------        -------        ---------       ---------       ---------
               $  16,134        $ 4,387        $ 106,517       $ 127,038       $ 125,183

/1/ ACC Jurisdictional share is approximately 98.54%.

                                                                      APPENDIX I
                                                                     PAGE 2 OF 3

                         ARIZONA PUBLIC SERVICE COMPANY
                   SCHEDULE OF AMOUNTS TO BE DEPOSITED IN THE
               DECOMMISSIONING TRUSTS INCLUDED IN COST-OF-SERVICE
                               PALO VERDE UNIT II
                             (THOUSANDS OF DOLLARS)
                                   (APS SHARE)

                                 POST
                               SHUTDOWN
                  POST          ISFSI
                SHUTDOWN      REGULATORY
                ON-GOING        ASSET
                  ISFSI      AMORTIZATION   DECOMMISSIONING       TOTAL             ACC
                 ANNUAL         ANNUAL           ANNUAL          ANNUAL        JURISDICTIONAL
              CONTRIBUTION   CONTRIBUTION     CONTRIBUTION    CONTRIBUTION         AMOUNT
LINE   YEAR     REQUIRED       REQUIRED         REQUIRED        REQUIRED            /1/
----   ----   ------------   ------------   ---------------   ------------   --------------
  1    2004     $    126       $    194        $   6,153       $   6,473       $    6,378
  2    2005          250            388            8,072           8,710            8,583
  3    2006          250            388            8,072           8,710            8,583
  4    2007          250            388            8,072           8,710            8,583
  5    2008          250            388            8,072           8,710            8,583
  6    2009          606            388            8,072           9,066            8,934
  7    2010        2,561            388            8,072          11,021           10,860
  8    2011        2,561            388            8,072          11,021           10,860
  9    2012        2,561            388            8,072          11,021           10,860
 10    2013        2,561            388            8,072          11,021           10,860
 11    2014        2,561            388            8,072          11,021           10,860
 12    2015        2,561            388            8,072          11,021           10,860
 13    2016            -              -                -               -                -
 14    2017            -              -                -               -                -
 15    2018            -              -                -               -                -
 16    2019            -              -                -               -                -
 17    2020            -              -                -               -                -
 18    2021            -              -                -               -                -
 19    2022            -              -                -               -                -
 20    2023            -              -                -               -                -
 21    2024            -              -                -               -                -
 22    2025            -              -                -               -                -
 23    2026            -              -                -               -                -
                --------       --------        ---------       ---------       ----------
                $ 17,098       $  4,462        $  94,945       $ 116,505       $  114,804

/1/ ACC Jurisdictional share is approximately 98.54%.

                                                                      APPENDIX I
                                                                     PAGE 3 OF 3

                         ARIZONA PUBLIC SERVICE COMPANY
                   SCHEDULE OF AMOUNTS TO BE DEPOSITED IN THE
               DECOMMISSIONING TRUSTS INCLUDED IN COST-OF-SERVICE
                               PALO VERDE UNIT III
                             (THOUSANDS OF DOLLARS)
                                   (APS SHARE)

                                 POST
                               SHUTDOWN
                  POST          ISFSI
                SHUTDOWN      REGULATORY
                ON-GOING        ASSET
                  ISFSI      AMORTIZATION   DECOMMISSIONING       TOTAL            ACC
                 ANNUAL         ANNUAL           ANNUAL          ANNUAL      JURISDICTIONAL
              CONTRIBUTION   CONTRIBUTION     CONTRIBUTION    CONTRIBUTION       AMOUNT
LINE   YEAR     REQUIRED       REQUIRED         REQUIRED        REQUIRED           /1/
----   ----   ------------   ------------   ---------------   ------------   --------------
  1    2004    $     125       $     95       $      5,098     $    5,318      $    5,240
  2    2005          251            190              6,017          6,458           6,364
  3    2006          251            190              6,017          6,458           6,364
  4    2007          251            190              6,017          6,458           6,364
  5    2008          251            190              6,017          6,458           6,364
  6    2009          605            190              6,017          6,812           6,713
  7    2010          960            190              6,017          7,167           7,062
  8    2011          960            190              6,017          7,167           7,062
  9    2012          960            190              6,017          7,167           7,062
 10    2013          960            190              6,017          7,167           7,062
 11    2014          960            190              6,017          7,167           7,062
 12    2015          960            190              6,017          7,167           7,062
 13    2016          960            190              6,017          7,167           7,062
 14    2017          960            190              6,017          7,167           7,062
 15    2018          960            190              6,017          7,167           7,062
 16    2019          960            190              6,017          7,167           7,062
 17    2020          960            190              6,017          7,167           7,062
 18    2021          960            190              6,017          7,167           7,062
 19    2022          960            190              6,017          7,167           7,062
 20    2023          960            190              6,017          7,167           7,062
 21    2024          960            190              6,017          7,167           7,062
 22    2025          960            190              6,017          7,167           7,062
 23    2026        1,004            238              6,017          7,259           7,153
               ---------       --------       ------------     ----------      ----------
               $  18,098       $  4,323       $    137,472     $  159,893      $  157,559

/1/ ACC Jurisdictional share is approximately 98.54%.

                   SETTLEMENT RATES FOR RESIDENTIAL CUSTOMERS

                 SCHEDULE E-10

  BUNDLED RATE:
SUMMER
BSC (per day)                        $   0.253
1st 400 kWh                            0.06929
Next 400 kWh                           0.09490
 additional kWh                        0.09760

WINTER
BSC (per day)                        $   0.253
All kWh                                0.07601

  GENERATION:
SUMMER
1st 400 kWh                            0.03518
Next 400 kWh                           0.06079
 additional kWh                        0.06349

WINTER
All kWh                                0.04190

  TRANSMISSION:
SUMMER
All kWh                                0.00476

WINTER
All kWh                                0.00476

 DISTRIBUTION:
SUMMER
BSC (per day)                        $   0.253
All kWh                                0.02722

WINTER
BSC (per day)                        $   0.253
All kWh                                0.02722

SYSTEM BENEFITS:
SUMMER
All kWh                                0.00213

WINTER
All kWh                                0.00213

 BSC: (PER DAY)
Customer Accts                       $   0.063
Metering                             $   0.073
Billing                              $   0.062
Meter Reading                        $   0.055
                                     ---------
BSC Total                            $   0.253

                 SCHEDULE E-12

 BUNDLED RATE:
SUMMER
BSC (per day)                        $   0.253
1st 400 kWh                            0.07570
Next 400 kWh                           0.10556
 additional kWh                        0.12314

WINTER
BSC (per day)                        $   0.253
All kWh                                0.07361

  GENERATION:
SUMMER
1st 400 kWh                            0.04007
Next 400 kWh                           0.06993
 additional kWh                        0.08751

WINTER
All kWh                                0.03798

 TRANSMISSION:
SUMMER
All kWh                                0.00476

WINTER
All kWh                                0.00476

  DISTRIBUTION:
SUMMER
BSC (per day)                        $   0.253
All kWh                                0.02874

WINTER
BSC (per day)                       $   0.253
All kWh                               0.02874

SYSTEM BENEFITS:
SUMMER
All kWh                               0.00213

WINTER
All kWh                               0.00213

 BSC: (PER DAY)
Customer Accts                      $   0.056

Metering                            $   0.081
Billing                             $   0.062
Meter Reading                       $   0.055
                                    ---------
BSC Total                           $   0.253

                SCHEDULE EC-1

 BUNDLED RATE:
SUMMER
BSC (per day)                        $   0.329
All kWh                                0.03943

per kW                               $   10.00

WINTER
BSC (per day)                        $   0.329
All kWh                                0.02978

kW                                   $    7.10

  GENERATION:
SUMMER
All kWh                                0.01821

 per kW                              $    7.66

WINTER
All kWh                                0.00995

per kW                               $    5.08

 TRANSMISSION:
SUMMER
All kWh                                0.00476

WINTER
All kWh                                0.00476

  DISTRIBUTION:
SUMMER
BSC (per day)                        $   0.329
All kWh                                0.01433

per kW                               $    2.34

WINTER
BSC (per day)                        $   0.329
All kWh                                0.01294

per kW                               $    2.02
SYSTEM BENEFITS:
SUMMER

All kWh                                0.00213
WINTER

All kWh                                0.00213

  BSC: (PER DAY)
Customer Accts                       $   0.049

Metering                             $   0.163

Billing                              $   0.062
Meter Reading                        $   0.055
                                     ---------
BSC Total                            $   0.329

                 SCHEDULE ECT-1R

 BUNDLED RATE:
SUMMER
BSC (per day)                        $   0.493
On-peak kWh                            0.04765
Off-peak kWh                           0.02672

On-peak - kW                         $   11.81

WINTER
BSC (per day)                        $   0.493
On-peak kWh                            0.03641
Off-peak kWh                           0.02570

On-peak - kW                         $    8.11

  GENERATION:
SUMMER
On-peak kWh                            0.03113
Off-peak kWh                           0.01020

On-peak - kW                         $    8.43

WINTER
On-peak kWh                            0.01608
Off-peak kWh                           0.00537

On-peak - kW                         $    6.26

 TRANSMISSION:
SUMMER
All kWh                                0.00476

WINTER
All kWh                                0.00476

  DISTRIBUTION:
SUMMER
BSC (per day)                        $   0.493
All kWh                                0.00963

On-peak - kW                         $    3.38

WINTER
BSC (per day)                        $   0.493
All kWh                                0.01344

On-peak - kW                         $    1.85

SYSTEM BENEFITS:
SUMMER
All kWh                                0.00213

WINTER
All kWh                                0.00213

 BSC: (per day)
Customer Accts                       $   0.208
Metering                             $   0.168
Billing                              $   0.062
Meter Reading                        $   0.055
                                     ---------
BSC Total                            $   0.493

                    SCHEDULE ET-1

 BUNDLED RATE:
SUMMER
BSC(per day)                         $   0.493
On-peak kWh                            0.13310
Off-peak kWh                           0.04299

WINTER
BSC(per day)                         $   0.493
On-peak kWh                            0.10918
Off-peak kWh                           0.04167

  GENERATION:
SUMMER
On-peak kWh                            0.10527
Off-peak kWh                           0.01516

WINTER
On-peak kWh                            0.08135
Off-peak kWh                           0.01384

 TRANSMISSION:
SUMMER
All kWh                                0.00476

WINTER
All kWn                                0.00476

  DISTRIBUTION:
SUMMER
BSC (per day)                        $   0.493
All kWh                                0.02094

WINTER
BSC(per day)                         $   0.493
All kWh                                0.02094

SYSTEM BENEFITS:
SUMMER
All kWh                                0.00213

WINTER
All kWh                                0.00213

BSC: (per day)
Customer Accts                       $   0.211
Metering                             $   0.166
Billing                              $   0.062
Meter Reading                        $   0.055
                                     ---------
 BSC Total                           $   0.493

                                                                 August 10, 2004

                       SETTLEMENT RATE FOR SCHEDULE E-32

                           E-32 RATE (20 KW OR LESS)

   BUNDLED RATE:
BSC - Self-Contained Meter (per day)          $         0.575
BSC - Instrument-Rated Meter                  $         1.134
BSC - Primary                                 $         2.926
BSC - Transmission                            $        22.422

SUMMER
kWh (1st 5000 / mo.) (Secondary)              $       0.09892
kWh (over 5000 / mo.) (Secondary)             $       0.04711
kWh (1st 5000 / mo.) (Primary)                $       0.09610
kWh (over 5000 / mo.) (Primary)               $       0.04429

WINTER
kWh (1st 5000 / mo.) (Secondary)              $       0.08892
kWh (over 5000 / mo.) (Secondary)             $       0.03711
kWh (1st 5000 / mo.) (Primary)                $       0.08610
kWh (over 5000 / mo.) (Primary)               $       0.03429

Primary Discount (per kWh)                    $       0.00282
                                              ---------------
   GENERATION
SUMMER
kWh (1st 5000 / mo.)                          $       0.05894
kWh (over 5000 / mo.)                         $       0.03163

WINTER
kWh (1st 5000 / mo.)                          $       0.04901
kWh (over 5000 / mo.)                         $       0.02170
                                              ---------------
   TRANSMISSION
per kWh                                       $       0.00476
                                              ---------------
   DELIVERY
SUMMER
Delivery (1st 5000 kWh per mo.) (Secondary)   $       0.03309
Delivery (over 5000 kWh per mo.) (Secondary)  $       0.00859
Delivery (1st 5000 kWh per mo.) (Primary)     $       0.03027
Delivery (over 5000 kWh per mo.) (Primary)    $       0.00577
WINTER
Delivery (1st 5000 kWh per mo.) (Secondary)   $       0.03302
Delivery (over 5000 kWh per mo.) (Secondary)  $       0.00852
Delivery (1st 5000 kWh per mo.) (Primary)     $       0.03020
Delivery (over 5000 kWh per mo.) (Primary)    $       0.00570
                                              ---------------
   SYSTEM BENEFITS
per kWh                                       $       0.00213
                                              ---------------
   BSC (PER DAY)
BSC self-contained (per day)                  $         0.108
BSC instrument-rated                          $         0.108
BSC primary                                   $         0.108
BSC transmission                              $         0.108

Revenue Cycle (per day charges)
Metering (self contained)                     $         0.345
Metering (instrument-rated)                   $         0.904
Metering (primary)                            $         2.696
Metering (transmission)                       $        22.192
Billing                                       $         0.064
Mtr Reading                                   $         0.058

                             E-32 RATE (OVER 20 KW)

   BUNDLED RATE:
BSC - Self-Contained Meter (per day)          $         0.575
BSC - Instrument-Rated Meter                  $         1.134
BSC - Primary                                 $         2.926
BSC - Transmission                            $        22.422

KW
1st 100 kW (Secondary)                        $         7.722
Next 400 kW (Secondary)                       $         3.497
Over 500 kW (Secondary)                       $         3.497

1st 100 kW (Primary)                          $         7.102
Next 400 kW (Primary)                         $         2.877
Over 500 kW (Primary)                         $         2.877

SUMMER
1st 200 kWh/kW                                $       0.07938
over 200 kWh/kW                               $       0.04175

WINTER
1st 200 kWh/kW                                $       0.06945
over 200 kWh/kW                               $       0.03182

Primary Discount (per kW)                     $         0.620
Transmission Discount (per kW)                $         3.490
                                              ---------------
   GENERATION
SUMMER
1st 200 kWh/kW                                $       0.07239
over 200 kWh/kW                               $       0.03476

WINTER
1st 200 kWh/kW                                $       0.06246
over 200 kWh/kW                               $       0.02483
                                              ---------------
   TRANSMISSION
per kWh                                       $       0.00476
                                              ---------------
   DELIVERY
Delivery 1st 100 kW (Secondary)               $         7.722
Delivery next 400 kW (Secondary)              $         3.497
Delivery kW over 500 (Secondary)              $         3.497

Delivery 1st 100 kW (Primary)                 $         7.102
Delivery next 400 kW (Primary)                $         2.877
Delivery kW over 500 (Primary)                $         2.877

Delivery - All kWh                            $       0.00010
                                              ---------------
   SYSTEM BENEFITS
in $/kWh                                      $       0.00213
                                              ---------------
   BSC (PER DAY)
BSC self-contained (per day)                  $         0.108
BSC instrument-rated                          $         0.108
BSC primary                                   $         0.108
BSC transmission                              $         0.108

Revenue Cycle (per day charges)
Metering (self contained)                     $         0.345
Metering (instrument-rated)                   $         0.904
Metering (primary)                            $         2.696
Metering (transmission)                       $        22.192
Billing                                       $         0.064
Mtr Reading                                   $         0.058

                                                                 August 10, 2004

                     SETTLEMENT RATE FOR SCHEDULE E-32 TOU

                            E-32TOU (20 KW OR LESS)

BUNDLED RATE:
BSC - Self-Contained Meter (per day)          $         0.575
BSC - Instrument-Rated Meter                  $         1.134
BSC - Primary                                 $         2.926
BSC - Transmission                            $        22.422

SUMMER
kWh (1st 5000 / mo.) (Secondary) On-Pk        $       0.11172
kWh (over 5000 / mo.) (Secondary) On-Pk       $       0.05991
kWh (1st 5000 / mo.) (Secondary) Off-Pk       $       0.09172
kWh (over 5000 / mo.) (Secondary) Off-Pk      $       0.03991

kWh (1st 5000 / mo.) (Primary) On-Pk          $       0.10890
kWh (over 5000 / mo.) (Primary) On-Pk         $       0.05709
kWh (1st 5000 / mo.) (Primary) Off-Pk         $       0.08890
kWh (over 5000 / mo.) (Primary) Off-Pk        $       0.03709

WINTER
kWh (1st 5000 / mo.) (Secondary) On-Pk        $       0.10172
kWh (over 5000 / mo.) (Secondary) On-Pk       $       0.04991
kWh (1st 5000 / mo.) (Secondary) Off-Pk       $       0.08172
kWh (over 5000 / mo.) (Secondary) Off-Pk      $       0.02991

kWh (1st 5000 / mo.) (Primary) On-Pk          $       0.09890
kWh (over 5000 / mo.) (Primary) On-Pk         $       0.04709
kWh (1st 5000 / mo.) (Primary) Off-Pk         $       0.07890
kWh (over 5000 / mo.) (Primary) Off-Pk        $       0.02709

Primary Discount (per kWh)                    $       0.00282
                                              ---------------
GENERATION
SUMMER
kWh (1st 5000 / mo.) On-Peak                  $       0.07174
kWh (over 5000 / mo.) On-Peak                 $       0.04443
kWh (1st 5000 / mo.) Off-Peak                 $       0.05174
kWh (over 5000 / mo.) Off-Peak                $       0.02443

WINTER
kWh (1st 5000 / mo.) On-Peak                  $       0.06181
kWh (over 5000 / mo.) On-Peak                 $       0.03450
kWh (1st 5000 / mo.) Off-Peak                 $       0.04181
kWh (over 5000 / mo.) Off-Peak                $       0.01450
                                              ---------------
TRANSMISSION
per kWh                                       $       0.00476
                                              ---------------
DELIVERY
SUMMER
Delivery (1st 5000 kWh per mo.) (Secondary)   $       0.03309
Delivery (over 5000 kWh per mo.) (Secondary)  $       0.00859
Delivery (1st 5000 kWh per mo.) (Primary)     $       0.03027
Delivery (over 5000 kWh per mo.) (Primary)    $       0.00577
WINTER
Delivery (1st 5000 kWh per mo.) (Secondary)   $       0.03302
Delivery (over 5000 kWh per mo.) (Secondary)  $       0.00852
Delivery (1st 5000 kWh per mo.) (Primary)     $       0.03020
Delivery (over 5000 kWh per mo.) (Primary)    $       0.00570
                                              ---------------
SYSTEM BENEFITS
per kWh                                       $       0.00213
                                              ---------------
BSC (PER DAY CHARGES)
BSC self-contained (per day)                  $         0.108
BSC instrument-rated                          $         0.108
BSC primary                                   $         0.108
BSC transmission                              $         0.108

Revenue Cycle (per day charges)
Metering (self contained)                     $         0.345
Metering (instrument-rated)                   $         0.904
Metering (primary)                            $         2.696
Metering (transmission)                       $        22.192
Billing                                       $         0.064
Mtr Reading                                   $         0.058
                                              ---------------


                             E-32 TOU (OVER 20 KW)

BSC - Self-Contained Meter (per day)          $         0.575
BSC - Instrument-Rated Meter                  $         1.134
BSC - Primary                                 $         2.926
BSC - Transmission                            $        22.422

KW

1st 100 kW (Secondary) On-Peak                $        15.112
Next 400 kW (Secondary) On-Peak               $        10.887
Over 500 kW (Secondary) On-Peak               $        10.887
Residual kW (Secondary) Off-Peak              $         7.972

1st 100 kW (Primary) On-Peak                  $        14.492
Next 400 kW (Primary) On-Peak                 $        10.267
Over 500 kW (Primary) On-Peak                 $        10.267
Residual kW (Primary) Off-Peak                $         7.352

SUMMER
kWh On-Peak                                   $       0.04815
kWh Off-Peak                                  $       0.03815

WINTER
kWh On-Peak                                   $       0.03822
kWh Off-Peak                                  $       0.02822

Primary Discount (per kW)                     $         0.620
Transmission Discount (per kW)                $         3.490
                                              ---------------
GENERATION
1st 100 kW On-Peak                            $         7.390
Next 400 kW On-Peak                           $         7.390
Over 500 kW On-Peak                           $         7.390
Residual kW Off-Peak                          $         0.250

SUMMER
kWh On-Peak                                   $       0.04116
kWh Off-Peak                                  $       0.03116

WINTER
kWh On-Peak                                   $       0.03123
kWh Off-Peak                                  $       0.02123
                                              ---------------
TRANSMISSION
per kWh                                       $       0.00476
                                              ---------------
DELIVERY
Delivery 1st 100 kW (Secondary)               $         7.722
Delivery next 400 kW (Secondary)              $         3.497
Delivery kW over 500 (Secondary)              $         3.497
Delivery - Residual kW Off-Peak               $         7.722

Delivery 1st 100 kW (Primary)                 $         7.102
Delivery next 400 kW (Primary)                $         2.877
Delivery kW over 500 (Primary)                $         2.877
Delivery - Residual kW Off-Peak               $         7.102

Delivery - All kWh                            $       0.00010
                                              ---------------
SYSTEM BENEFITS
in $/kWh                                      $       0.00213
                                              ---------------
BSC (PER DAY CHARGES)
BSC self-contained (per day)                  $         0.108
BSC instrument-rated                          $         0.108
BSC primary                                   $         0.108
BSC transmission                              $         0.108

Revenue Cycle (per day charges)
Metering (self contained)                     $         0.345
Metering (instrument-rated)                   $         0.904
Metering (primary)                            $         2.696
Metering (transmission)                       $        22.192
Billing                                       $         0.064
Mtr Reading                                   $         0.058
                                              ---------------

                                                                 August 10, 2004

                  SETTLEMENT RATE FOR SCHEDULES E-34 AND E-35

                                  SCHEDULE E-34

    BUNDLED RATE:
BSC - Self-Contained Meter (per day)          $       0.575
BSC - Instrument-Rated Meter                  $       1.134
BSC - Primary                                 $       2.926
BSC - Transmission                            $      22.422

All kW
All kW (Secondary)                            $      12.343
All kW (Primary)                              $      11.683
All kW (Transmission)                         $       8.043

All kWh                                       $     0.03183

The numbers above reflect:
Primary Discount (per kW)                     $       0.660
Transmission Discount (per kW)                $       4.300
                                              -------------

    GENERATION
Generation per kWh                            $     0.02494
Generation per kW                             $       7.740
                                              -------------

    TRANSMISSION
per kWh                                       $     0.00476
                                              -------------

    DELIVERY
Delivery per kWh                              $           -
Delivery per kW (Secondary)                   $       4.603
Delivery per kW (Primary)                     $       3.943
Delivery per kW (Transmission)                $       0.303
                                              -------------

    SYSTEM BENEFITS
System Benefits per kWh                       $     0.00213
                                              -------------

    BSC (PER DAY)
BSC self-contained (per day)                  $       0.108
BSC instrument-rated                          $       0.108
BSC primary                                   $       0.108
BSC transmission                              $       0.108

Revenue Cycle (per day)
Metering (self contained)                     $       0.345
Metering (instrument-rated)                   $       0.904
Metering (primary)                            $       2.696
Metering (transmission)                       $      22.192
Billing                                       $       0.064
Mtr Reading                                   $       0.058
                                              -------------

                                 SCHEDULE E-35

    BUNDLED RATE:
BSC - Self-Contained Meter (per day)          $       0.575
BSC - Instrument-Rated Meter                  $       1.134
BSC - Primary                                 $       2.926
BSC - Transmission                            $      22.422

All kW
On-Peak kW (Secondary)                        $      12.869
On-Peak kW (Primary)                          $      12.209
On-Peak kW (Transmission)                     $       8.569

Off-Peak Excess kW (Secondary)                $       6.388
Off-Peak Excess kW (Primary)                  $       5.728
Off-Peak Excess kW (Transmission)             $       2.088

On-Peak kWh                                   $     0.03529
Off-Peak kWh                                  $     0.02792

Primary Discount (per kW)                     $       0.660
Transmission Discount (per kW)                $       4.300
                                              -------------

    GENERATION
Generation per kWh - Peak                     $     0.02840
Generation per kWh - Off-Peak                 $     0.02103
Generation per kW - Peak                      $       8.266
Generation per kW - Off Peak Excess           $       1.785
                                              -------------

    TRANSMISSION
per kWh                                       $     0.00476
                                              -------------

    DELIVERY
Delivery per kWh                              $           -
Delivery per kW (Secondary)                   $       4.603
Delivery per kW (Primary)                     $       3.943
Delivery per kW (Transmission)                $       0.303
                                              -------------

    SYSTEM BENEFITS
per kWh                                       $     0.00213
                                              -------------

    BSC (PER DAY CHARGES)
BSC self-contained (per day)                  $       0.108
BSC instrument-rated                          $       0.108
BSC primary                                   $       0.108
BSC transmission                              $       0.108

Revenue Cycle (per day charges)
Metering (self contained)                     $       0.345
Metering (instrument-rated)                   $       0.904
Metering (primary)                            $       2.696
Metering (transmission)                       $      22.192
Billing                                       $       0.064
Mtr Reading                                   $       0.058
                                              -------------

Note:
On-peak period is 11AM-9PM

                                                                 August 10, 2004